UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

JAMES L. DOLAN

Executive Chairman and

Chief Executive Officer

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders, which will be conducted via live webcast on Friday, December 10, 2021 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/MSGE2021. There is no in-person annual meeting this year for you to attend.

Information on how to vote, attend and ask questions during the annual meeting is described in the enclosed materials. Your vote is important to us.

Sincerely yours,

James L. Dolan

Executive Chairman and

Chief Executive Officer

October 26, 2021

MADISON SQUARE GARDEN ENTERTAINMENT CORP., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

PROXY STATEMENT

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

Madison Square Garden Entertainment Corp.

The Annual Meeting of Stockholders of Madison Square Garden Entertainment Corp. will be held on Friday, December 10, 2021, at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet, vote your shares electronically and submit your questions during the annual meeting, by visiting www.virtualshareholdermeeting.com/MSGE2021 (there is no physical location for the annual meeting). You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the annual meeting. We encourage you to allow ample time for online check-in, which will begin at 9:45 a.m. Eastern Time. For further information on how to participate in the meeting please see General Information, “How do I attend, vote and ask questions during the 2021 annual meeting?”

The annual meeting will be held to consider and vote upon the following proposals:

1.	Election of directors.

2.	Ratification of the appointment of our independent registered public accounting firm.

3.	Conduct such other business as may be properly brought before the meeting.

Only stockholders of record on October 13, 2021 may vote during the meeting.

Your vote is important to us. Even if you plan on participating in the annual meeting virtually, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

By order of the Board of Directors,

Mark C. Cresitello Secretary

New York, New York

October 26, 2021

MADISON SQUARE GARDEN ENTERTAINMENT CORP., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

- i -

- ii -

PROXY STATEMENT SUMMARY

This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual

Report on Form 10-K for the fiscal year ended June 30, 2021 before voting.

VOTING ITEMS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation
Proposal 1	Election of directors	FOR
Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR

COMPANY OVERVIEW

Madison Square Garden Entertainment Corp. (the “Company”) is a leader in live entertainment comprised of iconic venues; marquee entertainment brands; regional sports and entertainment networks; popular dining and nightlife offerings; and a premier music festival. On July 9, 2021, we completed our acquisition of MSG Networks Inc. (“MSG Networks”), a company that was also controlled by the Dolan Family, in an all-stock, fixed exchange ratio transaction. As a result of the transaction, Broadway Sub Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), merged with and into MSG Networks (the “Merger”) with MSG Networks surviving the Merger as a direct wholly-owned subsidiary of the Company.

We manage our business through the following operating segments:

•

Entertainment, which includes our portfolio of venues: Madison Square Garden (“The Garden”), Hulu Theater at Madison Square Garden, Radio City Music Hall, the Beacon Theatre, and The Chicago Theatre. In addition, the Company has unveiled its vision for state-of-the-art venues, called MSG Sphere, and is currently building its first venue in Las Vegas. Also included in this segment is the original production, the Christmas Spectacular

Starring the Radio City Rockettes (“Christmas Spectacular”), as well as the Company’s controlling interest in Boston Calling Events, LLC (“BCE”), the entertainment production company that owns and operates the Boston Calling Music Festival. The Entertainment segment also includes our bookings business, which features a variety of live entertainment and sports experiences;

•

Tao Group Hospitality, which features the Company’s controlling interest in TAO Group Holdings LLC (“Tao Group Hospitality”), a hospitality group with globally-recognized entertainment dining and nightlife brands including: Tao, Marquee, Lavo, Beauty & Essex, Cathédrale, Hakkasan and Omnia. Tao Group Hospitality operates 61 entertainment dining and nightlife venues spanning 23 markets across five continents;

•

The consummation of the Merger created our MSG Networks segment, which includes two regional sports and entertainment networks, MSG Network and MSG+, a companion streaming app, MSG GO, and other digital properties. MSG Networks serves the New York Designated Market Area (“DMA”), as well as other portions of New York, New Jersey, Connecticut and

Pennsylvania and features a wide range of sports content, including exclusive live local games and other programming of the New York Knicks (the “Knicks”) of the National Basketball Association (the “NBA”) and the New York Rangers (the “Rangers”), New York Islanders (the

“Islanders”), New Jersey Devils (the “Devils”) and Buffalo Sabres (the “Sabres”) of the National Hockey League (the “NHL”), as well as significant coverage of the New York Giants (the “Giants”) and Buffalo Bills (the “Bills”) of the National Football League (the “NFL”).

CORPORATE GOVERNANCE AND BOARD PRACTICES

Our Board has adopted Corporate Governance Guidelines (the “Governance Guidelines”) and other practices to promote the functioning of the

Board and its committees to serve the best interests of all our stockholders. Several of our practices are highlighted below.

✓	Annual election of directors, with all directors elected to one-year terms

✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business, which serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through end of service on the Board

APPROACH TO FOSTERING DIVERSITY, EQUITY AND INCLUSION

We believe the diverse perspectives and experiences of our employees enhance the value of the Company and produce a more vibrant, constructive and engaging place to work, and we are committed to fostering an inclusive workplace.

To advance these efforts, we maintain a joint Diversity and Inclusion Council (the “D&I Council”) comprised of employees from the Company and Madison Square Garden Sports Corp. (“MSGS”) who have demonstrated a high level of passion and commitment to diversity and inclusion.

The D&I Council provides strategic guidance to senior management of each company on diversity and inclusion initiatives, and serves as a resource to all employees on diversity, equity and inclusion matters; working to promote environments that foster inclusivity and employee engagement and enhance communication between companies, departments and employees.

Since its inception, several initiatives have furthered these objectives under the D&I Council’s guidance, including:

•

Creation of employee resource groups, such as the Black, LatinX, Pride, Women’s, Asian American Pacific Islander and Veterans Employee Resource Groups, to build an internal support system for employees of different backgrounds and advance efforts in attracting, developing and retaining talent by promoting leadership and encouraging diversity and inclusion among all employees;

•	Facilitation of a series of employee focus groups as well as ongoing listening sessions allowing employees to candidly address topics core to diversity and inclusion;

•

The rollout of training programs with a focus on unconscious bias, including conscious inclusion awareness training and interview skills training, a career development tool, and a learning system with comprehensive resources for employees and hiring managers;

•

Focus on hiring of diverse employees, including implementation of a diverse slate hiring policy throughout the Company, and increasing the hiring of diverse Rockettes and entry-level employees through external partnership programs;

•

Focus on connecting with minority-owned businesses to increase the diversity of our vendors and suppliers, including partnering with a vendor that enables us to easily identify women- and minority-owned businesses;

•	Ongoing partnerships with local and national organizations dedicated to supporting diverse communities; and

•	Partnership with the D&I efforts of the Knicks and Rangers to foster broader awareness-building by facilitating community-focused panels, discussions and cultural events.

The D&I Council is co-sponsored by two of our Executive Vice Presidents.

DIRECTOR NOMINEES

The Board has nominated 17 director candidates. Of the 17 nominees, five are Class A nominees and twelve are Class B nominees.

All director candidates have been nominated for a one-year term to expire at the 2022 annual meeting of the Company’s stockholders and once their successors have been elected and qualified.

Our Class A nominees are elected by holders of our Class A Common Stock:

•

All Class A nominees are independent and collectively have significant experience in business leadership, finance and accounting, law, government service, management, investment, operational and strategic planning, and extensive knowledge of the media, sports and entertainment industries.

Our Class B nominees are elected by holders of our Class B Common Stock:

•

Class B nominees collectively have significant experience in industry and business leadership, finance and accounting, operational and strategic planning, and unmatched institutional knowledge of the Company.

Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B nominees’ diverse perspectives, institutional knowledge, and their collective deep business and investment experience.

Detailed information about each nominee’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Martin Bandier	James L. Dolan	Quentin F. Dolan
Joseph J. Lhota	Charles F. Dolan	Ryan T. Dolan
Joel M. Litvin	Charles P. Dolan	Thomas C. Dolan
Frederic V. Salerno	Kristin A. Dolan	Brian G. Sweeney
John L. Sykes	Marianne Dolan Weber	Vincent Tese
	Paul J. Dolan	Isiah L. Thomas III

EXECUTIVE COMPENSATION PROGRAM

The Company is a leader in live entertainment comprised of iconic venues; marquee entertainment brands; regional sports and entertainment networks; popular dining and nightlife offerings; and a premier music festival. We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. Given the unique nature of our business, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can continue to drive our business objectives and achieve strong financial, operational and stock price performance, as well as long-term value creation.

Executive Compensation Principles:

✓	Significant portion of compensation opportunities should be at risk

✓	Long-term performance incentives should generally outweigh short-term performance incentives

✓	Executive officers should be aligned with stockholders through equity compensation

✓	Compensation structure should enable the Company to attract, retain, motivate and reward the best talent

Elements of Compensation & Performance Objectives

The Company compensates its named executive officers (“NEOs”) through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers total Company net revenue (“Total Company Net Revenue”) and adjusted operating income (“AOI”) to be the key financial measures of the Company’s operating performance. As such, our Compensation Committee has reflected these performance measures in our incentive plans, along with other specific strategic and operating measures.

The table below summarizes the current elements of our compensation program and how each element is linked to Company performance. For more information on our executive compensation program and policies, please see “Compensation Discussion & Analysis.”

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed
Annual Incentive	Cash	Financial (50%)	Total Company Net Revenue (40%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
Company AOI (60%)
		Strategic (50%)	Strategic Objectives
Long- Term Incentive	Performance Stock Units (50%)	Total Company Net Revenue (50%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest after three years to the extent that financial performance targets measured in the last year of the three-year period are achieved

Business Unit AOI (50%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 10, 2021

GENERAL INFORMATION

COMPANY OVERVIEW

Madison Square Garden Entertainment Corp., a Delaware corporation, is a holding company and conducts substantially all of its operations through its subsidiaries. In this proxy statement, the words “Company,” “we,” “us,” “our,” and “MSGE” refer to Madison Square Garden Entertainment Corp. Our Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MSGE.” As a result, we are subject to certain of the NYSE corporate governance listing standards.

The Company, formerly named MSG Entertainment Spinco, Inc., was incorporated on November 21, 2019 as a direct, wholly-owned subsidiary of MSGS. We changed our name to Madison Square Garden Entertainment Corp. on April 17, 2020 (the “Distribution Date”) in connection with the distribution of all of the Company’s outstanding common stock to the stockholders of MSGS (the “Distribution”).

Pursuant to the Distribution, the Company acquired the entertainment businesses previously owned and operated by MSGS through its MSG Entertainment Business segment, and the sports booking business previously owned and operated by MSGS through its MSG Sports Business segment. In this proxy statement, references to The Madison Square Garden Company refer to the pre-Distribution consolidated Company.

On July 9, 2021, we completed our acquisition of MSG Networks, a company that was also controlled by the Dolan Family, in an all-stock, fixed exchange ratio transaction pursuant to an Agreement and Plan of Merger, dated as of March 25, 2021 (the “Merger Agreement”), among the Company, Merger Sub and MSG Networks. As a result of the transaction, Merger Sub, merged with and into MSG Networks with MSG Networks surviving the Merger as a direct wholly-owned subsidiary of the Company.

PROXY STATEMENT MATERIALS

These proxy materials are provided in connection with the solicitation of proxies by our Board for the Annual Meeting of Stockholders, which will be conducted via live webcast on Friday, December 10, 2021 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/

MSGE2021. This proxy statement is first being sent to stockholders on or about October 26, 2021. Unless otherwise indicated, references to “2021,” the “2021 fiscal year” and the “year ended June 30, 2021” refer to the Company’s fiscal year ended on June 30, 2021.

QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT OUR ANNUAL MEETING AND VOTING

When and where is the annual meeting being held?

The annual meeting will be held on Friday, December 10, 2021. Our 2021 annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. For more information on how to attend the virtual meeting, please see the question titled “How do I attend, vote and ask questions during the 2021 annual meeting?” below.

Who may vote during the annual meeting?

Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock,” together with Class A Common Stock, collectively, “Company Stock”), as recorded in our stock register at the close of business on October 13, 2021, may vote during the annual meeting. On October 13, 2021, there were 27,324,977 shares of Class A Common Stock and 6,866,754 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of five candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of twelve candidates to the Board. As a result of their ownership of all of the shares of Class B Common Stock, members of the Charles F. Dolan family and certain related family entities have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve Proposal 2 (ratification of the appointment of the Company’s independent registered public accounting firm), regardless of how other shares are voted.

Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, our stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages our stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?

In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on the record date, October 13, 2021, to be present, either by participating in the virtual meeting or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, Internet or mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote during the virtual meeting. For more information on how to vote during the meeting, please see the question titled “How do I attend, vote and ask questions during the 2021 annual meeting?” below. Even if you plan to participate in the virtual meeting, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to participate in the annual meeting.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of the Company’s independent registered public accountants (Proposal 2), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on the election of directors (Proposal 1) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of our Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class A Common Stock. Election of directors by the holders of our Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class B Common Stock. Approval of the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2) requires the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and the holders of our Class B Common Stock, voting together as a single class. Abstentions will not affect the outcome of Proposals 1 or 2 because abstentions are not considered votes cast on those proposals. Broker non-votes will not affect the outcome of any of the proposals because broker non-votes are not considered votes cast. As a result of their ownership of all of the shares of our Class B

Common Stock, members of the Charles F. Dolan family and certain related family entities, have the power to elect all of the directors to be elected by the holders of our Class B Common Stock and to approve the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), regardless of how other shares are voted.

Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote during the annual meeting. You may change your vote prior to the annual meeting by:

•

re-voting your shares by Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•	signing and returning a valid proxy card or voting instruction form with a later date;

•	delivering a written notice of revocation to the Company’s Secretary at Two Pennsylvania Plaza, New York, NY 10121; or

•

attending the annual meeting and voting via the internet (but your participation in the virtual annual meeting will not automatically revoke your proxy unless you validly vote again during the annual meeting).

If your shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you should follow the instructions they provide in order to change your vote.

How will my shares be voted during the annual meeting if I submit a proxy card?

The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this proxy statement to be elected by holders of the relevant class of Company Stock (Proposal 1); and

•	FOR the ratification of the appointment of our independent registered public accounting firm (Proposal 2).

Who participates in and pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.

We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $25,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend, vote and ask questions during the 2021 annual meeting?

This year’s annual meeting will be a virtual meeting of stockholders conducted via live webcast. To be admitted to the 2021 virtual annual meeting, you must have been a stockholder of record at the close of business on the record date of October 13, 2021 or be the legal proxy holder or qualified representative of such stockholder. The virtual meeting will afford stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting, which will be posted to our investor relations website, https://investor.msgentertainment.com, and will be available on www.virtualshareholdermeeting.com/MSGE2021 during the annual meeting.

Attending the Virtual Meeting. To attend the virtual annual meeting, please visit www.virtualshareholdermeeting.com/MSGE2021. To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).

Legal Proxy. Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on December 1, 2021. For further details, see “Other Matters — Advance Notice of Proxy Holders and Qualified Representatives.”

Voting During the Virtual Meeting. If you have not voted your shares prior to the annual meeting, or you wish to change your vote, you will be able to vote or re-vote your shares electronically during the annual meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials you previously received.

Asking Questions. If you wish to submit a question, you may do so live during the meeting by accessing the meeting at www.virtualshareholdermeeting.com/MSGE2021.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If any questions pertinent to meeting matters cannot be answered during the meeting due to time constraints, we will post and answer a representative set of these questions online at https://investor.msgentertainment.com. The questions and answers will be available as soon as reasonably practicable after the meeting and will remain available until one week after posting.

Help with Technical Difficulties. If you have any technical difficulties accessing the virtual meeting on the meeting date, please call the phone numbers displayed on the virtual meeting website, www.virtualshareholdermeeting.com/MSGS2021. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, https://investor.msgentertainment.com, including information on when the meeting will be reconvened.

For a period of at least 10 days prior to the 2021 annual meeting, a complete list of stockholders entitled to vote during the 2021 annual meeting will be open to the examination of any stockholder during ordinary business hours at our corporate headquarters located at Two Pennsylvania Plaza, New York, NY 10121, or through an alternative method publicly disclosed in advance. If you are interested in viewing the list, please send an email to investor@msg.com one business day in advance to schedule your visit.

What is “householding” and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2021 (the “2021 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees as well as the environmental impact of the annual meeting.

Stockholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

How can I get electronic access to the proxy materials?

This Notice of Annual Meeting and Proxy Statement, the proxy card and the Company’s 2021 Form 10-K are available at www.proxyvote.com.

In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and 2021 Form 10-K, and voting by Internet. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BOARD AND GOVERNANCE PRACTICES

CORPORATE GOVERNANCE PRACTICES

Our Board has adopted the Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines and our other governance documents provide a framework for our governance practices, including:

✓	Annual election of directors, with all directors elected to one-year terms

✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business, which serves the interests of all stockholders

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors
✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through the end of service on the Board

Our Governance Guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the Chief Executive Officer, management succession, Board and executive compensation, and Board self-assessment requirements. The full text of our Governance Guidelines may be viewed at our corporate website at www.msgentertainment.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Madison Square Garden Entertainment Corp., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

STOCKHOLDER ENGAGEMENT

Fostering long-term relationships with our stockholders is a priority for the Company. Engagement helps us gain insight into the issues most important to our stockholders, informing Board discussions and allowing us to consider investors’ views on a range of topics including corporate governance and executive compensation matters.

We regularly engage with stockholders, and during the 2021 fiscal year we engaged with holders of over 60% of our Class A Common Stock concerning our Board, governance and/or executive compensation practices, with the specific goal of seeking stockholder feedback. We greatly value the views of our stockholders, and we look forward to receiving such feedback.

BOARD LEADERSHIP STRUCTURE

Our Board has the flexibility to determine whether the roles of Executive Chairman and Chief Executive Officer should be separated or combined. The Board makes this decision based on its evaluation of the circumstances and the Company’s specific needs. The Board believes combining these roles is the optimal leadership structure for the Company at this time because of Mr. Dolan’s experience with the Company’s business and industry, as well as his ability to most effectively identify strategic priorities of the Company and ensure execution of the Company’s strategy.

BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conducts its own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT BOARD MEMBERS

Under our Governance Guidelines, either our directors who are not also executive officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year. The non-management or independent directors may specify the procedure to designate the director who may preside at any such executive session.

RISK OVERSIGHT

Our Board believes that risk oversight is an important Board responsibility. The Board has delegated risk oversight to the Audit Committee, including venue security and oversight over cybersecurity risks. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also receives periodic updates from subject matter experts regarding specific risks, such as venue security and cybersecurity. The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation program. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive officer level. Based on this assessment and the executive compensation program’s emphasis on long-term performance, its close connection to Company-wide and divisional performance and its equity-based component designed to align the executive officers’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation program does not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow our stockholders and other interested parties to communicate with our directors. Any interested party who wishes to communicate with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, Madison Square Garden Entertainment Corp., Two Pennsylvania Plaza, New York, NY 10121.

Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the MSGE Integrity Hotline, which is operated by a third-party service provider, at 1-877-756-4306 or www.msg.ethicspoint.com.

CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.msgentertainment.com under Investors — Governance — Corporate Governance. In addition, a copy may be obtained by writing to Madison Square Garden Entertainment Corp., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

DIRECTOR INDEPENDENCE

As a “controlled company” we are not subject to the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. On account of this, and based on our ownership and voting structure, we do not have a majority of independent directors on our Board and we have not created a corporate governance and nominating committee; however, we have elected to comply with the NYSE requirement for an independent compensation committee.

Under the terms of our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), the holders of our Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

Despite the fact that our Board does not have a majority of independent directors, we value independent oversight and perspectives in our boardroom. That independent input is fostered by our Certificate of Incorporation, which gives our Class A stockholders the right to elect 25% of our Board, as well as by the presence on our Board of a director elected by our Class B stockholders who meets the NYSE standards of independence. In addition, the nominees for election at the 2021 annual meeting reflect the addition of a new independent director, Mr. Litvin, who is being nominated for election as a director to be elected by the holders of Class A Common Stock pursuant to the terms of the Merger Agreement. In addition, Messrs. Bandier, Lhota, Salerno and

Sykes, who are currently independent directors elected by holders of Class A Common Stock, and Mr. Tese, who is currently an independent director elected by holders of Class B Common Stock, are being nominated for re-election at the 2021 annual meeting. Our Board believes that the Company and its stockholders will benefit from the combination of the additional perspectives provided by the new independent director nominee and the continuity provided by the current independent directors, as well as their collective deep business expertise. We welcome their combined insights as we continue to pursue our strategies to create long-term shareholder value.

Our Board has determined that each of the following non-management directors is “independent” within the meaning of the rules of the NYSE and the SEC: Martin Bandier, Joseph J. Lhota, Joel M. Litvin, Frederic V. Salerno, John L. Sykes and Vincent Tese. In reaching its determination, the Board considered the following:

•

Mr. Lhota served as a director of MSG Networks (a company that is also controlled by the Dolan Family) from 2016 until the Merger in July 2021, and previously served as an Executive Vice President of MSG Networks from 2010 to 2011. In addition, Mr. Lhota served as a director of MSGS (formerly The Madison Square Garden Company) from 2017 until the Distribution Date. The Board determined that these relationships are not material and that Mr. Lhota is independent within the meaning of the rules of the NYSE and the SEC.

•

Mr. Litvin served as a director of MSG Networks from 2015 until the Merger in July 2021. The Board has determined that this relationship is not material and that Mr. Litvin is independent within the meaning of the rules of the NYSE and the SEC.

•

Mr. Salerno served as a director of MSGS (formerly The Madison Square Garden Company) from December 11, 2019 to April 6, 2020. The Board determined that this relationship is not material and that Mr. Salerno is independent within the meaning of the rules of the NYSE and the SEC.

•

Mr. Sykes served as a director of MSG Networks from 2015 until the Merger in July 2021. The Board has determined that this relationship is not material and that Mr. Sykes is independent within the meaning of the rules of the NYSE and the SEC.

•

Mr. Tese served as a director of MSG Networks from 2010 to 2015. In addition, Mr. Tese has served as a director of MSGS since 2015 and AMC Networks Inc. (“AMC Networks”) (a company that is also controlled by the Dolan Family) since 2016. His brother was employed by MSG Entertainment Group, LLC, a subsidiary of the Company, in a non-executive officer position from September 2015 until August 2020, and was also employed by a subsidiary of MSG Networks in a non-executive officer position from 2005 until September 2015. See “Transactions with Related Parties.” The Board determined that these relationships are not material and Mr. Tese is independent within the meaning of the rules of the NYSE and the SEC.

DIRECTOR NOMINATIONS

As permitted under the NYSE rules, we do not have a nominating committee and believe it is appropriate not to have one because of our stockholder voting structure. The Board has nonetheless established a nomination mechanism in our Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”), as follows:

•	Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office.

•	Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office.

Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of our Class A Common Stock the right to elect 25% of the members of our Board.

DIRECTOR SELECTION

Our Board believes that each director nominee should be evaluated based on the skills needed on the Board and his or her individual merits, taking into account, among other matters, the factors set forth in our Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors evaluate and recommend Class A Director candidates to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth.

The Class A Directors also consider Class A Director nominees recommended by our stockholders. Nominees recommended by our stockholders are given consideration in the same manner as other nominees. Stockholders who wish to nominate directors for election at our 2022 annual meeting may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-laws. See “Other Matters — Stockholder Proposals for 2022 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of our Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provide the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.

BOARD MEETINGS

The Board met seven times during the fiscal year ended June 30, 2021. Each of our directors who was on the Board during the 2021 fiscal year attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during 2021.

We encourage our directors to attend annual meetings of our stockholders and believe that attendance at annual meetings is equally as important as attendance at Board and committee meetings. All of the directors who were then on the Board, except one, attended the 2020 annual stockholders’ meeting.

COMMITTEES

Our board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.

Audit Committee

•	Members: Messrs. Lhota, Salerno (Chair) and Tese

•	Meetings during fiscal year ended June 30, 2021: 12

The primary purposes and responsibilities of our Audit Committee are to:

•

assist the Board in (i) its oversight of the integrity of our financial statements, (ii) its oversight of our compliance with legal and regulatory requirements, (iii) assessing our independent registered public accounting firm’s qualifications and independence, and (iv) assessing the performance of our internal audit function and independent registered public accounting firm;

•

appoint, compensate, retain, oversee and terminate the Company’s independent registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;

•	review the appointment and replacement of the head of our Internal Audit Department and to review and coordinate the agenda, scope, priorities, plan and authority of the Internal Audit Department;

•

establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;

•

review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy (if the Audit Committee is then serving as the Independent Committee under such policy);

•	conduct and review with the Board an annual self-assessment of the Audit Committee;

•	prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

•	review and reassess the Audit Committee charter at least annually;

•	report to the Board on a regular basis; and

•	oversee corporate risks, including cybersecurity and venue security, and provide periodic updates to the Board on such oversight activities.

Our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. Lhota, Salerno and Tese is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Board and Governance Practices — Communicating with Our Directors.”

The text of our Audit Committee charter is available on our website at www.msgentertainment.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Madison Square Garden Entertainment Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee

•	Members: Messrs. Bandier, Salerno and Sykes (Chair)

•	Meetings during fiscal year ended June 30, 2021: 6

The primary purposes and responsibilities of our Compensation Committee are to:

•	establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;

•

review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;

•	approve any new equity compensation plan or material changes to an existing plan;
•	oversee the activities of the committee or committees administering our retirement and benefit plans;

•

in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code, as amended (the “Code”);

•	determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);

•	determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;

•	prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;

•	conduct and review with the Board an annual self-assessment of the Compensation Committee; and

•	report to the Board on a regular basis, but not less than annually.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with any other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the Chief Executive Officer in past years.

As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.

The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Code (“Section 162(m)”). Currently, all of the members of the Compensation Committee are “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act, and “outside directors” for purposes of Section 162(m). The Compensation Committee may also engage outside consultants to assist in the performance of its duties and responsibilities. The text of our Compensation Committee charter is available on our website at www.msgentertainment.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Madison Square Garden Entertainment Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee Interlocks and Insider Participation

Messrs. Frederic V. Salerno and John L. Sykes currently serve as members of the Compensation Committee and Mr. Matthew C. Blank served as the Chair of the Compensation Committee during fiscal year 2021. None of them is a current nor a former executive officer or employee of the Company.

Independent Committees

In addition to standing committees, from time to time our Board appoints or empowers a committee of the Board consisting entirely of independent directors (an “Independent Committee”) to act with respect to specific matters.

The Company has adopted a policy whereby an Independent Committee will review and approve or take such other action as it may deem appropriate with respect to covered transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.

Our Board has also adopted a special approval policy for transactions with MSGS and AMC Networks, and prior to the Merger, MSG Networks, and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSGS and its subsidiaries and AMC Networks and its subsidiaries, and prior to the Merger, MSG Networks and its subsidiaries, on the other hand, in which the value or expected value of the transaction or arrangement exceeds $1,000,000. In addition, an Independent Committee receives a quarterly update from the Company’s Internal Audit Department of all related party transactions, regardless of value. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.

For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

Special Committee

In connection with the Merger with MSG Networks, the Board formed a special committee of independent and disinterested Company directors on January 6, 2021 (the “Special Committee”), which operated until the closing of the Merger. The Special Committee consisted of Matthew C. Blank and Frederic V. Salerno.

Other Committee Matters

Our Amended By-laws permit the Board to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

Our Amended By-laws also permit the Board to appoint other committees of the Board from time to time which would have such powers and duties as the Board properly determines.

DIRECTOR COMPENSATION

The following table describes the components of our non-management directors’ compensation program in effect during the fiscal year ended June 30, 2021:

Compensation Element(1)	Compensation(2)
Annual Cash Retainer	$50,000
Annual Equity Retainer(3)	$110,000
Annual Audit/Compensation Committee Member Fee	$5,000
Annual Audit/Compensation Committee Chair Fee	$10,000
Board and Audit/Compensation Committee Meeting Fees	$2,000 per meeting (in person) $500 per meeting (by telephone or virtual)

(1)	A director who is also a Company employee receives no compensation for serving as a director.

(2)	From time to time our Compensation Committee and/or our Board may approve additional or alternate compensation arrangements for directors who serve on Independent Committees.

(3)

Each director receives an annual grant of restricted stock units determined by dividing the value of the annual equity retainer by the 20-trading day average closing market price on the day prior to the grant date (typically the annual meeting). Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Company’s 2020 Stock Plan for Non-Employee Directors (the “Director Stock Plan”).

In order for our directors to develop an intimate familiarity with the different types of events presented at our venues, the services and support offered to patrons at our events and the characteristics and features of our venues, the Company makes available to each of our non-management directors without charge up to two tickets per event for up to eight events per calendar year, subject to availability. Director attendance at such events is integrally and directly related to the performance of their duties and, as such, we do not deem the receipt of such tickets to be perquisites. These ticket limitations do not apply to special events to which non-management directors and their guests may have been specifically invited from time to time in their capacity as non-management directors of the Company (e.g., charity concerts, premieres, etc.). In addition, non-management directors are able to purchase tickets to events from the Company at face value, subject to availability. Tickets provided to non-management directors are not available for resale.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each person who served as a non-management director during the fiscal year ended June 30, 2021. Directors who are employees of the Company receive no compensation for service as directors and are therefore not identified in the table below. Effective July 9, 2021, Mr. Litvin was appointed to the Board. Since he did not receive any compensation during the fiscal year ended June 30, 2021, his compensation is not reflected in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Charles F. Dolan	53,500	109,272	162,772
Charles P. Dolan	53,500	109,272	162,772
Kristin A. Dolan	53,500	109,272	162,772
Marianne Dolan Weber	53,500	109,272	162,772
Paul J. Dolan	53,500	109,272	162,772
Quentin F. Dolan	53,500	109,272	162,772
Thomas C. Dolan	53,500	109,272	162,772
Martin Bandier	54,500	109,272	163,772
Matthew C. Blank(4)(5)	187,500	109,272	296,772
Joseph J. Lhota	65,500	109,272	174,772
Frederic V. Salerno(4)	198,500	109,272	307,772
Brian G. Sweeney	53,500	109,272	162,772
John L. Sykes	62,500	109,272	171,772
Vincent Tese	65,500	109,272	174,772
Isiah L. Thomas III	53,500	109,272	162,772

(1)

These amounts represent retainer, committee, board and independent director meeting fees earned during the fiscal year ended June 30, 2021. The amounts reported do not include any reasonable out-of-pocket expenses incurred in attending meetings for which the Company reimburses each non-management director. The Company did not have any in-person meetings during the fiscal year ended June 30, 2021.

(2)

This column reflects the grant date fair market value of 1,402 restricted stock units granted on December 10, 2020, to each non-management director, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used by the Company in calculating these amounts are set forth in Note 16 to our financial statements included in our

2021 Form 10-K. The values reflected in this column differ from the $110,000 value set forth in our directors’ compensation program because the value calculated under ASC Topic 718 differs from the 20-trading day average used to determine the number of shares granted to directors.

(3)

For each non-management director, the aggregate number of restricted stock units held as of June 30, 2021 is as follows: Charles F. Dolan, 2,334 units; Charles P. Dolan, 2,334 units; Kristin A. Dolan, 2,334 units; Marianne Dolan Weber, 2,334 units; Paul J. Dolan, 2,334 units; Quentin F. Dolan, 2,334 units; Thomas C. Dolan, 2,334 units; Martin Bandier, 2,334 units; Matthew C. Blank, 2,334 units; Joseph J. Lhota, 2,334 units; Frederic V. Salerno, 2,334 units; Brian G. Sweeney, 2,334 units; John L. Sykes, 2,334 units; Vincent Tese, 2,334 units; and Isiah L. Thomas, 2,334 units.

(4)	With respect to Messrs. Blank and Salerno, the amounts include a retainer fee of $120,000 for service on the Special Committee.

(5)	Effective August 23, 2021, Mr. Blank resigned as a director of our Board.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board has nominated 17 candidates for election to the Board at this year’s annual meeting. Following a vacancy in the directors elected by the holders of our Class A Common Stock created in August 2021, the size of the Board was reduced from 18 to 17 directors.

Of the 17 director nominees, five are to be elected by the holders of our Class A Common Stock and twelve are to be elected by the holders of our Class B Common Stock. All 17 nominees have been nominated for a term to expire at the 2022 annual meeting and until their successors have been elected and qualified.

The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of our Class A Common Stock or our Class B

Common Stock. Information on each of our nominees is given below.

Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of our Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of our Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class B Common Stock if the Board names one.

The Board unanimously recommends that you vote FOR each of the following candidates:

JAMES L. DOLAN – Age 66

Class B Director since November 21, 2019

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Mr. Dolan has served as a director, the Executive Chairman and Chief Executive Officer of the Company since November 2019. Mr. Dolan has also served as a director and the Executive Chairman of MSGS since 2015. Mr. Dolan was a director and the Executive Chairman of MSG Networks from 2009 until the Merger in July 2021, the Chief Executive Officer of MSGS from 2017 to April 2020, and the Chief Executive Officer of Cablevision Systems Corporation (“Cablevision”) from 1995 to 2016. He was President of Cablevision from 1998 to 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former programming subsidiary of Cablevision that spun off in 2011 to become AMC Networks, from 1992 to 1995; and Vice President of Cablevision from 1987 to 1992. Mr. Dolan has served as a director since 2011 and Non-Executive Chairman since September 2020 of AMC Networks and previously served as a director of Cablevision from 1991 to 2016. James L. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan, the father of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan, the brother of Marianne Dolan Weber and Thomas C. Dolan, the brother-in-law of Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his experience as Executive Chairman and Chief Executive Officer of the Company, as Executive Chairman and former Chief Executive Officer of MSGS, as well as experience in various positions with Cablevision, including as its Chief Executive Officer, and in various positions with MSG Networks and its predecessors since 1999, including as Executive Chairman, as well as the knowledge and experience he has gained about the Company’s businesses and contributions he has made during his tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES F. DOLAN – Age 95

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Mr. Dolan has served as a director since 2011 and Chairman Emeritus of AMC Networks since September 2020. He served as Executive Chairman of AMC Networks from 2011 to September 2020 and Chairman of Cablevision from 1985 to 2016. He was Chief Executive Officer of Cablevision from 1985 to 1995. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. In addition to AMC Networks, Mr. Dolan has served as a director of MSGS since 2015, and previously served as a director of MSG Networks from 2009 until the Merger in July 2021 and Cablevision from 1985 to 2016. Charles F. Dolan is the father of James L. Dolan, Marianne Dolan Weber and Thomas C. Dolan, the father-in-law of Kristin A. Dolan and Brian G. Sweeney, the uncle of Paul J. Dolan and the grandfather of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of Mr. Dolan’s experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his previous service as Chairman and Chief Executive Officer of Cablevision and its predecessors, his service as Executive Chairman and Chairman Emeritus of AMC Networks as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

MARTIN BANDIER – Age 80

Class A Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Bandier has served as the President and Chief Executive Officer of Bandier Ventures LP, a music publishing and recorded music acquisition company, since 2019. Previously, Mr. Bandier served as Chairman and Chief Executive Officer of Sony/ATV Music Publishing, a music publishing company, from 2007 to 2019, Chairman and Chief Executive Officer of EMI Music Publishing Worldwide, a music publishing company, from 1991 to 2006 and Vice Chairman from 1989 to 1991. Mr. Bandier has served as a director of the Songwriters Hall of Fame since 1975 and as a trustee of Syracuse University since 2006 and is a 1994 Arents Award winner. In 2006, Mr. Bandier founded The Bandier Program for Music and Entertainment Industries, a music and entertainment industry degree program, at Syracuse University that has become a leading music business program. Mr. Bandier previously served as a director and Vice President of the National Music Publishers’ Association from 1992 to 2019, as a director of the American Society of Composers, Authors, and Publishers (ASCAP) from 2007 to 2018 and from 1993 to 1998, as a trustee of the T.J. Martell Foundation. His civic and industry commitments also include extensive involvement with the City of Hope.

Key Skills & Experience

In light of his more than 30 years in the entertainment industry, including his leadership roles in music publishing companies and recognition with many industry awards including numerous Publisher of the Year awards from ASCAP and BMI, the GRAMMY’s President’s Merit Award in 2015 and the Visionary Leadership Award from the Songwriter’s Hall of Fame in 2019, our Board has concluded that Martin Bandier should serve as a director of the Company.

CHARLES P. DOLAN – Age 34

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Mr. Dolan has been an employee of Knickerbocker Group LLC since 2010. Mr. Dolan has served as a director of MSGS since 2015, and previously served as a director of MSG Networks from 2010 to 2015. He is a graduate of New York University and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Quentin F. Dolan and Ryan T. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained and the contributions he has made during his tenure as a director of the Company, MSGS and MSG Networks, our Board has concluded that Charles P. Dolan should serve as a director of the Company.

KRISTIN A. DOLAN – Age 55

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Sports Corp. (NYSE: MSGS), Revlon, Inc. (NYSE: REV), The Wendy’s Company (NASDAQ: WEN)

Career Highlights

Ms. Dolan is the founder and has been the Chief Executive Officer of 605, LLC, an audience measurement and data analytics company in the media and entertainment industries, since its inception in 2016. Ms. Dolan previously served as the Chief Operating Officer of Cablevision from 2014 to 2016. Prior to becoming Chief Operating Officer, Ms. Dolan served in various other roles at Cablevision, including: President of Optimum Services from 2013 to 2014; Senior Executive Vice President of Product Management and Marketing from 2011 to 2013; and Senior Vice President from 2003 to 2011. Ms. Dolan has served as a director of Revlon, Inc. since 2017, The Wendy’s Company since 2017, MSGS since 2015 and AMC Networks since 2011, and previously served as a director of MSG Networks from 2010 to 2015 and from 2018 until the Merger in July 2021, as well as Cablevision from 2010 to 2016. Kristin A. Dolan is the spouse of James L. Dolan, the step-mother of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan, the daughter-in-law of Charles F. Dolan, the sister-in-law of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin by marriage of Paul J. Dolan.

Key Skills & Experience

In light of her experience as Chief Executive Officer of 605, LLC and in various positions at Cablevision, her service as a director of other public companies, as well as the knowledge and experience she has gained about the Company’s business and the contributions she has made during her tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Kristin A. Dolan should serve as a director of the Company.

MARIANNE DOLAN WEBER – Age 64

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Ms. Dolan Weber has been President of Heartfelt Wings Foundation Inc. since 2015 and a Member of the Board of Green Mountain Foundation Inc. since 2015. Ms. Dolan Weber served as Chairman of both the Dolan Family Foundation and the Dolan Children’s Foundation from 1999 to 2011 and Vice Chairman and Director of the Dolan Family Office, LLC from 1997 to 2011. Ms. Dolan Weber has served as a director of MSGS since 2016 and previously served as a director of AMC Networks from 2011 to June 2021, Cablevision from 2005 to 2016 and MSG Networks from 2010 to 2014. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan and Thomas C. Dolan, the sister-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the aunt of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of her experience as a member of Cablevision’s founding family and as former Chairman of the Dolan Family Foundation and her experience as the former Vice Chairman of the Dolan Family Office, LLC, as well as the knowledge and experience she has gained about the Company’s business and contributions she has made during her tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Marianne Dolan Weber should serve as a director of the Company.

PAUL J. DOLAN – Age 63

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: J.M. Smucker Company (NYSE: SJM), Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Mr. Dolan is the Chairman and Chief Executive Officer of the Cleveland Indians Major League Baseball (“MLB”) team since 2010. Mr. Dolan was President of the Cleveland Indians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently on the MLB’s Long Range Planning Committee, Ownership Committee and Diversity and Inclusion Committee. Mr. Dolan has been a director and member of the Executive Compensation Committee of the J.M. Smucker Company since 2006 and serves as the Chair of the Executive Compensation Committee since 2017. Additionally, Mr. Dolan has served as a director of MSGS since December 2019 and Dix & Eaton, a privately-owned communications and public relations firm, since 2014, and previously served as a director of MSG Networks from 2015 until the Merger in July 2021 and Cablevision from 2015 to 2016. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the nephew of Charles F. Dolan, the cousin by marriage of Brian G. Sweeney and Kristin A. Dolan and the cousin of James L. Dolan, Thomas C. Dolan, Marianne Dolan Weber, Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the experience he has gained during his tenure as a director of the Company, MSGS, MSG Networks and of Cablevision, and his service on the board of other public and private companies, our Board has concluded that Paul J. Dolan should serve as a director of the Company.

QUENTIN F. DOLAN – Age 27

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Dolan is a graduate of New York University. Mr. Dolan has held internship positions at Grubman Shire & Meiselas, P.C. and Azoff MSG Entertainment, LLC. Mr. Dolan previously served as a director of MSG Networks from 2015 to June 2020. Quentin F. Dolan is the son of James L. Dolan, the step-son of Kristin A. Dolan, the brother of Charles P. Dolan and Ryan T. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney, and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business as a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained and the contributions he has made during his tenure as a director of MSG Networks, our Board has concluded that Quentin F. Dolan should serve as a director of the Company.

RYAN T. DOLAN – Age 32

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Mr. Dolan has served as Vice President, Interactive Experiences of MSG Ventures, a wholly-owned subsidiary of the Company, since June 2019, and previously served as its Director, Interactive Experiences from 2016 to June 2019. Mr. Dolan has played an integral role in the growth and development of MSG Ventures’ interactive gaming initiatives and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan has served as a director of MSGS since December 2019. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Charles P. Dolan and Quentin F. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business as an employee of MSG Ventures, a wholly-owned subsidiary of the Company, and a key contributor to the Company’s growth strategy, and his service as a director of MSGS, our Board has concluded that Ryan T. Dolan should serve as director of the Company.

THOMAS C. DOLAN – Age 69

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Mr. Dolan served as Executive Vice President — Strategy and Development, Office of the Chairman of Cablevision from 2008 to 2016. He was Chief Executive Officer of Rainbow Media Corp. from 2004 to 2005; and previously served in various roles at Cablevision, including: Executive Vice President and Chief Information Officer from 2001 until 2005, Senior Vice President and Chief Information Officer from 1996 to 2001, Vice President and Chief Information Officer from 1994 to 1996, General Manager of Cablevision’s East End Long Island cable system from 1991 to 1994, and System Manager of Cablevision’s East End Long Island cable system from 1987 to 1991. Mr. Dolan has served as a director of MSGS since 2015 and AMC Networks since 2011, and previously served as a director of MSG Networks from 2010 until the Merger in July 2021 and Cablevision from 2007 to 2016. Mr. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan and Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

JOSEPH J. LHOTA – Age 67

Class A Director since April 17, 2020

Committee Membership: Audit

Other Public Company Directorships: None

Career Highlights

Mr. Lhota has been the Executive Vice President, Vice Dean and Chief of Staff at NYU Langone Health since 2014. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He previously served as Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority from 2011 to 2012 and Chairman from 2017 to 2018. Mr. Lhota was Executive Vice President of MSG Networks from 2010 to 2011 and Executive Vice President of Cablevision from 2002 to 2010. Mr. Lhota was also New York City’s Deputy Mayor for Operations from 1997 to 2001 and Budget Director from 1995 to 1997. Prior to government service, Mr. Lhota had a career in investment banking and public accounting from 1976 to 1994. Mr. Lhota previously served as a director and chairman of the audit committee of MSG Networks from 2016 until the Merger in July 2021, and as a director of MSGS from 2017 to April 2020, a director and the chairman of the audit committee of FirstAviation Services, Inc. from 2002 until it became a private company in 2015, and a director of Cablevision from 2014 to 2016.

Key Skills & Experience

In light of Mr. Lhota’s experience as a former executive of MSG Networks, as well as the knowledge he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, as well as during his tenure as a director of MSG Networks and Cablevision, his experience as a senior executive and director of other public companies, his knowledge of the media and entertainment industry, his government service (including leading a major governmental organization) and his experience as an investment banker and accountant, our Board has concluded that Mr. Lhota should serve as a director of the Company.

JOEL M. LITVIN – Age 62

Class A Director since July 9, 2021

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Litvin was the President, League Operations, of the NBA from 2006 until his retirement in 2015. As the NBA’s President, League Operations, he managed several core areas of the day-to-day operations of the NBA, including the league’s basketball operations, security, player development, social responsibility and legal functions. Mr. Litvin also managed, on behalf of the NBA Board of Governors, franchise matters such as revenue sharing, team sales and financings, relocations and the NBA’s ownership and debt policies. Mr. Litvin initially joined the NBA as a staff attorney in 1988 and also served as Senior Vice President and General Counsel from 1999 to 2000 and Executive Vice President, Legal and Business Affairs, from 2000 to 2006. Mr. Litvin began his professional career at the New York law firm of Willkie Farr & Gallagher, where he worked on several matters for Major League Baseball. As founder and president of Calumet Consulting, LLC, a sports consulting business, Mr. Litvin has provided sports consulting services to various sports properties and individuals. Mr. Litvin has served as a member of the Board of Trustees of the Naismith Memorial Basketball Hall of Fame since 2008 and has served as a director of USA Climbing, the national governing body for the sport of competition climbing, since 2016. He is also a co-founder and Principal since 2016 of Animal Defense Partnership, a non-profit organization that provides pro bono legal and other professional services to animal protection organizations. Mr. Litvin has also served as an adjunct professor in Columbia University’s master’s degree program in Sports Management. He previously served as a director of MSG Networks Inc. from 2015 until the Merger in July 2021, and was a member of its Audit Committee and the Compensation Committee.

Key Skills & Experience

Mr. Litvin was appointed to the Board in July 2021 upon closing of the Merger. Mr. Litvin was selected to join the Board, and to be nominated to stand for election at the annual meeting, by the board of MSG Networks pursuant to the terms of the Merger Agreement. Mr. Litvin has more than 27 years of business experience at the NBA (including as the chief NBA league office liaison to the NBA Board of Governors), extensive knowledge about the sports and media businesses, management and legal experience, and service on the board of a charitable institution. Our Board has concluded, acting on the recommendation of the directors elected by holders of our Class A Common Stock and in compliance with the terms of the Merger Agreement, that Mr. Litvin should serve as a director of the Company.

FREDERIC V. SALERNO – Age 78

Class A Director since April 6, 2020

Committee Membership: Audit (Chair), Compensation

Other Public Company Directorships: Associated Capital Group, Inc. (NYSE: AC), Intercontinental Exchange, Inc. (NYSE: ICE)

Career Highlights

Mr. Salerno has served as a director of Associated Capital Group, Inc., an alternative investment management business, since 2017, and Intercontinental Exchange, Inc., which owns and operates exchanges for financial and commodity markets, since 2002. Mr. Salerno previously served as a director of Akamai Technologies, Inc., a provider of web-based technology services, from 2002 to June 2021, Chairman of the Board from 2018 to June 2021 and Lead Independent Director from 2013 to 2018. Mr. Salerno also served as Vice Chairman and Chief Financial Officer of Verizon Communications, Inc., a provider of communications services, from 1991 to 2002, and in various other senior management positions with Verizon and its predecessors prior to that time. Mr. Salerno previously served as a director of MSGS from December 2019 to April 2020, National Fuel Gas Company from 2008 to 2013, CBS Corporation from 2007 to 2016, Viacom, Inc. from 1996 to 2017 and FCB Financial Holdings, Inc. from 2010 to 2019.

Key Skills & Experience

In light of Mr. Salerno’s experience as a senior executive and a director of other public companies and his knowledge of the media and entertainment industry, our Board has concluded that Frederic V. Salerno should serve as a director of the Company.

BRIAN G. SWEENEY – Age 57

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Mr. Sweeney served as the President of Cablevision from 2014 and President and Chief Financial Officer of Cablevision from 2015 to 2016. Previously, Mr. Sweeney served in various other roles at Cablevision, including: Senior Executive Vice President, Strategy and Chief of Staff from 2013 to 2014; Senior Vice President – Strategic Software Solutions from 2012 to 2013; and Senior Vice President – eMedia from January 2000 to 2012. Mr. Sweeney has served as a director of MSGS since 2015 and AMC Networks since 2011 and previously served as a director of MSG Networks from 2010 until the Merger in July 2021 and Cablevision from 2005 to 2016. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan, Marianne Dolan Weber, Thomas C. Dolan and Kristin A. Dolan, the cousin of Paul J. Dolan and the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGS, MSG Networks, AMC Networks, and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

JOHN L. SYKES – Age 66

Class A Director since April 17, 2020

Committee Membership: Compensation

Other Public Company Directorships: None

Career Highlights

Mr. Sykes has been the President of Entertainment Enterprises for iHeartMedia, Inc. (formerly CC Media Holdings, Inc.), a global media and entertainment company, since 2012. In his role at iHeartMedia, Mr. Sykes is responsible for developing new business partnerships and platforms across a range of media, including broadcast television, digital video platforms and live events, as well as creating value for iHeartMedia’s advertisers and key partners. Mr. Sykes is the co-executive producer of iHeartRadio branded annual live events, which include multiple iHeartRadio live events that are broadcast on network television annually. He also worked with iHeartMedia in a consulting role during 2011. Prior to joining iHeartMedia, Mr. Sykes was affiliated with the Pilot Group, a private equity and venture firm, from 2008 to 2011. He was a core member of the team at Viacom, Inc. that launched MTV Networks in 1981. During his more than 20-year tenure at Viacom, Mr. Sykes served as President of New Network Development for MTV from 2005 to 2008, Chairman and CEO of Infinity Broadcasting Corporation (now CBS Radio) from 2002 to 2005 and President of the VH1 Cable Television Network from 1994 to 2002. Mr. Sykes is the founder and has served as a director since 1997 of VH1 Save the Music, and has also served on the boards of Critical Content since 2016, the Robin Hood Foundation since 1996, the Rock and Roll Hall of Fame since 1997, If Only since 2013, and Syracuse University’s Newhouse School of Communications since 1994, and previously served on the board of MSG Networks from 2015 until the Merger in July 2021, and Shazam Mobile from 2011 to 2014.

Key Skills & Experience

In light of his approximately 40 years of business and management experience, as well as the knowledge and experience he gained and contributions he made during his tenure as a director of MSG Networks, his extensive experience in the media, television and entertainment industries and his service on the boards of other companies and charitable institutions, our Board has concluded that John L. Sykes should serve as a director of the Company.

VINCENT TESE – Age 78

Class B Director since April 17, 2020

Committee Membership: Audit

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Intercontinental Exchange, Inc. (NYSE: ICE), Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Mr. Tese has served as Chairman of the board of ICE Clear Credit LLC, a derivatives clearing organization, since 2013, and as a director of AMC Networks since 2016, MSGS since 2015 and Intercontinental Exchange, Inc., which owns and operates exchanges for financial and commodity markets, since 2004. Mr. Tese served as Executive Chairman of FCB Financial Holdings, Inc. (formerly known as Bond Street Holdings, LLC), a bank holding company, from 2009 until January 2019 and Executive Chairman of its subsidiary Florida Community Bank from 2010 until January 2019. Mr. Tese served as New York State Superintendent of Banks from 1983 to 1985, Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987, Director of Economic Development for New York State from 1987 to 1994 and Commissioner and Vice Chairman of the Port Authority of New York and New Jersey from 1991 to 1995. Mr. Tese was the Commissioner of the Department of Economic Development and Chairman of both the Science and Technology Foundation and the Job Development Authority. Mr. Tese also serves as a director of New York Racing Association, Inc., and a trustee of New York Presbyterian Hospital since 1996 and New York University School of Law since 1990. Mr. Tese previously served as a director of Cablevision from 1996 to 2016, MSG Networks from 2010 to 2015, FCB Financial Holdings, Inc. from 2010 to January 2019 and Mack-Cali Realty Corporation from 1997 to June 2019. He also served as a director of Gabelli Asset Management, National Wireless Holdings, Inc., and The Bear Stearns Companies, Inc. from 1994 to 2008.

Key Skills & Experience

In light of his experience as the Chief Executive Officer of the New York State Urban Development Corporation, his other government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Vincent Tese should serve as a director of the Company.

ISIAH L. THOMAS III – Age 60

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: One World Pharma Inc. (OTC:OWPC), UWM Holdings Corporation (NYSE: UWMC)

Career Highlights

Mr. Thomas has been the Chairman and Chief Executive Officer of Isiah International, LLC, a holding company with interests in a diversified portfolio of businesses, since 2011. Mr. Thomas has served as a Commentator and Analyst for NBA TV, a sports broadcasting channel, since 2014 and Turner Sports, a sports broadcasting channel, since 2012. In June of 2020, Mr. Thomas accepted the role of Vice Chairman and CEO of One World Pharma, Inc., a fully licensed global producer and supplier of raw cannabis and hemp plant ingredients for both medical and industrial uses. He previously served as the President & Alternate Governor of the New York Liberty of the Women’s National Basketball Association from 2015 to February 2019, the Head Basketball Coach at Florida International University, a higher education institution, from 2009 to 2012, the General Manager, President of Basketball Operation and Head Coach of the Knicks, which is owned by MSGS, from 2006 to 2008, the Head Coach of the Indiana Pacers of the NBA from 2000 to 2003, the Owner of the Continental Basketball Association from 1998 to 2000, Minority Owner & Executive Vice President of the Toronto Raptors of the NBA from 1994 to 1998 and point guard for the Detroit Pistons of the NBA from 1981 to 1994. Mr. Thomas has served as a director of UWM Holdings Corporation, a residential and wholesale mortgage lender, since January 2021, Get in Chicago, an organization focused on stopping gun and related violence in Chicago, since 2013 and he is the Founder of Mary’s Court Foundation, a charitable organization established in 2010. Mr. Thomas graduated from Indiana University and received a Master’s degree in Education from the University of California at Berkeley.

Key Skills & Experience

In light of his over 25 years of business and management experience, his knowledge of the sports and entertainment industries, as well as his familiarity with the Company’s business through his previous roles with the Knicks, our Board has concluded that Isiah L. Thomas III should serve as a director of the Company.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, has appointed Deloitte as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ended June 30, 2022. Deloitte will audit our financial statements for the fiscal year ending June 30, 2022. Representatives of Deloitte will be present at the 2021 annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions.

Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We are asking that you ratify the appointment of Deloitte, although your ratification is not required. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of our Company Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In 2020, the Audit Committee conducted a periodic review of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

Following that review, which included a request for proposals, on November 18, 2020 the Audit Committee selected Deloitte as our independent registered public accounting firm for the Company’s fiscal year ending June 30, 2021, effective as of November 18, 2020. KPMG LLP (“KPMG”), our prior independent registered public accounting firm, was dismissed by the Audit Committee on November 18, 2020. Since November 2020, the Audit Committee and Deloitte have confirmed Deloitte’s independence and commenced the engagement for the fiscal year ending June 30, 2021.

KPMG’s report on the Company’s consolidated balance sheet as of June 30, 2020 and the combined balance sheet (the entertainment business of MSGS) as of June 30, 2019, the related consolidated and combined statements of operations, comprehensive income (loss), cash flows, and equity and redeemable noncontrolling interests for the year ended June 30, 2020, and the combined statements of operations, comprehensive income (loss), cash flows, and equity and redeemable noncontrolling interests for each of the years in the two-year period ended June 30, 2019 (collectively, the “consolidated and combined financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG’s report on the Company’s consolidated and combined financial statements as of and for the year ended June 30, 2020, contained an unqualified opinion that the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2020, in conformity with U.S. generally accepted accounting principles, and included a separate paragraph stating that “As described in Note 2 to the consolidated and combined financial statements, effective July 1, 2019, the Company changed its method of accounting for leases due to the adoption of ASC Topic 842, Leases, and effective July 1, 2018, the Company changed its method of accounting for revenue due to the adoption of ASC Topic 606, Revenue from Contracts with Customers.”

During the fiscal years ended June 30, 2020 and 2019, and the subsequent interim periods through November 18, 2020, including the Company’s fiscal first quarter ended September 30, 2020, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to such disagreements in their reports on the Company’s consolidated and combined financial statements for such periods; or (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We disclosed the above matters in a Current Report on Form 8-K filed with the SEC on November 24, 2020. We provided KPMG with a copy of such report and requested that KPMG furnish a letter addressed to the SEC stating whether or not it agreed with the statements made by us in such report, and stating the respects, if any, in which it did not agree. We received the requested letter from KPMG and a copy of such letter was filed as an exhibit to the report.

During the fiscal years ended June 30, 2020 and 2019, and the subsequent interim periods through November 18, 2020, neither us nor anyone on our behalf has consulted with Deloitte regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SERVICES AND FEES FOR 2021 AND 2020

The following table provides information about fees billed for services rendered by Deloitte for our fiscal year ended June 30, 2021 and KPMG,

our prior independent registered public accounting firm, for our fiscal year ended June 30, 2020:

	Fiscal Year Ended June 30,
	2021	2020
Audit fees(1)	$763,550	$3,313,170
Audit-related fees(2)	$1,110,000	$770,760
Tax fees(3)	$72,792	—
All other fees(4)	—	$1,054,157

(1)

Audit fees of the Company in the fiscal year ended June 30, 2021 consisted of fees for services rendered for the integrated audit of the Company’s consolidated financial statements and its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports, and for services in connection with statutory audits. Additional fees paid to Deloitte of $10,000 for the fiscal year ended June 30, 2021 related to the audit of the Garden of Dreams Foundation are not reflected in the amounts above as these were paid directly by the respective entity. Audit fees of the Company in the fiscal year ended June 30, 2020, consisted of fees for services arising from the Company’s consolidated 2020 financial statement audit and the audits of the 2017, 2018 and 2019 carved-out financial statements of the Company from The Madison Square Garden Company pursuant to the Distribution. In 2020, $3,063,170 of the amount shown above was paid by MSGS and is also included in the total fees paid to KPMG in the MSGS Definitive Proxy Statement, filed with the SEC on October 27, 2020 under audit-related fees.

(2)

Audit-related fees of the Company in the fiscal years ended June 30, 2021 and 2020, consisted primarily of fees for services relating to certain regulatory filings, the audits of certain retirement plans, and financial and tax due diligence services. In 2020, $486,580, of the amount shown above was paid by MSGS and is also included in the total fees paid to KPMG in the MSGS Definitive Proxy Statement, filed with the SEC on October 27, 2020 under audit-related fees.

(3)	Tax fees of the Company in the fiscal year ended June 30, 2021, consisted primarily of tax consultation and advisory services.

(4)

All other fees of the Company in the fiscal year ended June 30, 2020, consisted primarily of advisory fees for services relating to technology infrastructure. The scope of those services is operational and relates to non-financial and non-risk management policies, processes, systems or controls. In 2020, $1,054,157 of the amount shown above was paid by MSGS and is also included in the total fees paid to KPMG in the MSGS Definitive Proxy Statement, filed with the SEC on October 27, 2020 under all other fees.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its Chairman provided that any such services are subsequently ratified by the entire Audit Committee. All of the services for which fees were disclosed and paid by the Company were pre-approved under the Audit Committee’s pre-approval policy. All of the services for which fees were disclosed and paid by MSGS were pre-approved under the MSGS Audit Committee’s pre-approval policy. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of our independent registered accounting firm.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company has an in-house Internal Audit Department that reports to the Audit Committee and management. This department provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.

The Company’s independent registered public accounting firm, Deloitte, is responsible for auditing the Company’s financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with Deloitte the matters required to be discussed pursuant to PCAOB standards. The Audit Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with Deloitte the firm’s independence. All audit and non-audit services performed by Deloitte must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee discussed with the Company’s Internal Audit Department and Deloitte, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2021, the Audit Committee met with the head of the Internal Audit Department and representatives of Deloitte, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2021 Form 10-K that was filed with the SEC.

Members of the Audit Committee

Joseph J. Lhota

Frederic V. Salerno (Chair)

Vincent Tese

LETTER FROM THE COMPENSATION COMMITTEE

Dear Fellow Stockholder,

The Compensation Committee believes in the importance of motivating executives with a pay-for-performance compensation structure that aligns with our strategy. To that end, each year, the Compensation Committee evaluates the Company’s compensation program and makes compensation decisions within the context of four over-arching principles that we believe establish pay and performance alignment and appropriately motivate our executive officers:

•	A significant portion of each executive officer’s compensation opportunity should be at risk based on Company and stock performance;

•	Long-term incentives should generally comprise a greater proportion of total compensation than short-term incentives;

•	Equity compensation should be a meaningful component of total compensation in order to establish a direct alignment of interests between executive officers and our stockholders; and

•	We should attract, retain, motivate and reward the best talent in a competitive industry.

The Compensation Committee also seeks to include the input of our stockholders in the regular evaluation of our programs and welcomes continued stockholder feedback regarding our executive compensation practices. During the 2021 fiscal year, management of the Company engaged with holders of over 60% of our Class A Common Stock to discuss our Board, governance and/or compensation practices, with the specific goal of seeking stockholder feedback.

Further detail on our compensation program and 2021 fiscal year compensation is included in the following Compensation Discussion & Analysis. We are committed to maintaining a compensation structure that aligns pay with performance and effectively motivates our executive officers to continue driving long-term value creation for our stockholders.

Members of the Compensation Committee

Frederic V. Salerno

John L. Sykes

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion & Analysis provides a discussion of our compensation philosophy and 2021 fiscal year compensation for the following NEOs:

James L. Dolan	Executive Chairman and Chief Executive Officer
Andrew Lustgarten	President
Mark H. FitzPatrick	Executive Vice President and Chief Financial Officer
Scott S. Packman	Executive Vice President and General Counsel
Philip G. D’Ambrosio	Senior Vice President and Treasurer

Effective July 9, 2021, we completed our acquisition of MSG Networks in an all-stock, fixed exchange ratio transaction. As a result of the transaction, Merger Sub merged with and into MSG Networks with MSG Networks surviving the Merger as a direct wholly-owned subsidiary of the Company. Since this Compensation Discussion & Analysis covers 2021 fiscal year compensation, it does not reflect compensation matters relating to MSG Networks.

EXECUTIVE SUMMARY

Business Overview

Madison Square Garden Entertainment Corp. is a leader in live entertainment comprised of iconic venues; marquee entertainment brands; regional sports and entertainment networks; popular dining and nightlife offerings; and a premier music festival.

We manage our business through the following operating segments:

•

Entertainment, which includes our portfolio of venues: The Garden, Hulu Theater at Madison Square Garden, Radio City Music Hall, the Beacon Theatre, and The Chicago Theatre. In addition, the Company has unveiled its vision for state-of-the-art venues, called MSG Sphere, and is currently building its first venue in Las Vegas. Also included in this segment is the original production, the Christmas Spectacular, as well as the Company’s controlling interest in BCE, the entertainment production company that owns and operates the Boston Calling Music Festival. The Entertainment segment also includes our bookings business, which features a variety of live entertainment and sports experiences;

•

Tao Group Hospitality, which features the Company’s controlling interest in Tao Group Hospitality, a hospitality group with globally-recognized entertainment dining and nightlife brands including: Tao, Marquee, Lavo, Beauty & Essex, Cathédrale, Hakkasan and Omnia. Tao Group Hospitality operates 61 entertainment dining and nightlife venues spanning 23 markets across five continents;

•

The consummation of the Merger created our MSG Networks segment, which includes two regional sports and entertainment networks, MSG Network and MSG+, a companion streaming app, MSG GO, and other digital properties. MSG Networks serves the New York DMA, as well as other portions of New York, New Jersey, Connecticut and Pennsylvania and features a wide range of sports content, including exclusive live local games and other programming of the Knicks of the NBA and the Rangers, the Islanders, the Devils and the Sabres of the NHL, as well as significant coverage of the Giants and the Bills of the NFL.

Fiscal Year 2021 Operational Highlights & Impact of the COVID-19 Pandemic on Our Business

The COVID-19 pandemic has materially impacted our business operations and financial performance since March 2020. From the onset of the pandemic until late 2020, virtually all of our Entertainment business operations were suspended, and Tao Group Hospitality’s operations were severely restricted. In December 2020 and January 2021, we began to host Knicks and Rangers home games at The Garden, respectively, with no fans, which was followed in early 2021 by limited fan attendance for the duration of the regular seasons. In May and June 2021, following an easing of government restrictions, the Knicks hosted three playoff games at The Garden, welcoming what were, at the time, the largest indoor crowds to gather in New York State since the start of the pandemic. In June 2021, our venues resumed hosting ticketed entertainment events, including the Foo Fighters for the first live event at The Garden with 100% capacity since our venues were shut down in March 2020. Although government-mandated restrictions at the time of publication of this proxy statement permit us to host full capacity events, we continue to be impacted by the ongoing uncertainty caused by the pandemic.

As a result of the impact of the pandemic on our operations, in the 2021 fiscal year we implemented a number of targeted actions to reduce operating costs and preserve liquidity, with the intention of allowing the Company to navigate these difficult times and pursue key long-term strategic initiatives to position for future success:

•

A large portion of our event-level workforce were, and remain, furloughed, and we reduced our regular full-time workforce by approximately 350 positions in the fiscal first quarter. Although we are slowly beginning to rehire as operations increase, we continue to operate with a reduced full-time corporate workforce;

•	The corporate workforce for Tao Group Hospitality was reduced and operated with a reduced level of venue employees for the majority of the fiscal year, and has only recently begun to rehire;

•	We lengthened the timeline to complete the MSG Sphere in Las Vegas, enabling the Company to better preserve cash in the near-term; and

•

We actively worked to implement comprehensive cost reduction measures, including renegotiating, reducing, or terminating certain third-party services and deferring or limiting certain non-essential operating or other discretionary expenses.

The Company has also taken additional proactive steps to strengthen our business and advance strategic priorities despite this time of uncertainty. For example, during fiscal year 2021, our organization:

•

Significantly enhanced our financial flexibility through a successful $650 million five-year term loan allowing the Company to support its core businesses through the shutdown of its venues. With the re-opening of the Company’s performance venues, management plans to explore the opportunistic refinancing of this term loan during fiscal year 2022;

•

Successfully achieved two key strategic initiatives, completing one acquisition and substantially completing a second one in non-cash transactions that we believe will support future growth and provide substantial long-term value for stockholders:

○	Tao Group Hospitality acquired Hakkasan Group in April 2021, expanding its footprint in both the U.S. and internationally, creating a global leader in premium hospitality;

○	Completed the MSG Networks acquisition in July 2021, creating greater scale and revenue diversity, enhanced financial flexibility to pursue current and future growth initiatives, meaningful tax efficiencies, as well as cost synergies and potential interest expense savings;

•	Played a key role in the return of live entertainment in New York, with our venues hosting New York City’s first large-scale indoor events since the start of the pandemic;

•

Continued to make meaningful progress on MSG Sphere at the Venetian, including the completion of the structural steel for the main venue, while remaining committed to opening MSG Sphere in calendar year 2023;

•

Maintained operational readiness throughout the pandemic, enabling us to swiftly resume operations at every scale permitted — from games with no fans, to sell-out playoff games and concerts, all conducted with robust safety protocols; and

•

Worked closely with our key marketing partners to identify opportunities to strengthen our respective brands, including extending certain key signature partnerships despite having severely limited operations.

The COVID-19 pandemic will likely continue to have a significant impact on our operations and financial performance. In this context, the Compensation Committee worked to balance the above fiscal year 2021 accomplishments alongside the following considerations in making appropriate incentive compensation determinations with respect to the 2021 fiscal year:

•	The Company’s need to maintain dedicated, experienced leadership to help guide the Company through this continued period of uncertainty;

•	The critical importance of retaining the current workforce, who have taken on additional responsibilities in response to the reduction in overall personnel and are essential to ensuring that the Company can continue making progress on its key strategic initiatives and remain poised to resume full operations;

•	The various significant factors impacting the 2021 fiscal year, including the direct and severe negative impact of the COVID-19 pandemic on our business; and

•

The significant actions taken by management to reduce costs and better preserve cash during this period of uncertainty, as well as to position the Company for success once it can fully resume business operations.

The Company remains focused on navigating these unprecedented challenges while protecting the health and well-being of our guests, employees, and communities and positioning our business for an accelerated recovery. See “Annual Cash Incentives” below for more information.

Stockholder Engagement & Responsiveness

During the 2021 fiscal year, we engaged with holders of over 60% of our Class A Common Stock concerning our Board, governance and/or executive compensation practices, with the specific goal of seeking stockholder feedback.

We greatly value the views of our stockholders and look forward to continuing this dialogue as part of our efforts to continuously align with stockholders’ interests.

Executive Compensation Program Objectives and Philosophy

The Company is a leader in live entertainment comprised of iconic venues; marquee entertainment brands; regional sports and entertainment networks; popular dining and nightlife offerings; and a premier music festival. We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. Given the unique nature of our business, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial, operational and stock price performance, as well as long-term value creation. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of the financial and strategic objectives of growing the Company’s businesses and driving long-term stockholder value.

Our Compensation Committee has designed a program that reflects four key overarching executive compensation principles:

Principle	Implementation

A significant portion of compensation opportunities should be at risk.	• The majority of executive compensation is at risk and based on stockholder returns as well as the Company’s performance against predetermined financial performance targets.

Long-term performance incentives should generally outweigh short-term performance incentives.	• Incentive compensation focuses more heavily on long-term rather than short-term accomplishments and results.

Executive officers should be aligned with our stockholders through equity compensation.	• Equity-based compensation comprises a substantial portion of executive compensation, ensuring alignment with stockholder interests.

The compensation structure should enable the Company to attract, retain, motivate and reward the best talent.

•  The overall executive compensation program is competitive, equitable and thoughtfully structured so as to attract, retain, motivate and reward talent.

•  The Compensation Committee focuses on total direct compensation, as well as individual compensation elements when providing competitive compensation opportunities.

In designing our executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation, and (3) performance-based and time-based vesting of compensation.

Elements of Compensation

The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that generate long-term stockholder value and reward sustained achievement of the Company’s key financial goals.

The Company considers Total Company Net Revenue and AOI to be the key measures of its operating performance. As such, our Compensation Committee has reflected these performance measures in our annual incentive awards and long-term incentive performance equity awards, along with other specific strategic and operating measures. The Company’s long-term incentive program also includes restricted stock units whose value is tied to the performance of the market value of the Company’s Class A Common Stock.

The table below summarizes the current elements of our compensation program and how each element supports the Company’s compensation objectives:

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed

Annual Incentive	Cash	Financial (50%)	Total Company Net Revenue (40%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
Company AOI (60%)
		Strategic (50%)	Strategic Objectives
Long-Term Incentive	Performance Stock Units (50%)	Total Company Net Revenue (50%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest after three years to the extent that financial performance targets measured in the last year of the three-year period are achieved

Business Unit AOI (50%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

2021 Fiscal Year Annual Compensation Opportunities Mix

As described above, the Company’s compensation program is designed with significant long-term performance-based and at-risk components. For the

2021 fiscal year, a substantial majority of NEO compensation was at risk, with a majority of at-risk compensation granted in the form of long-term equity-based awards.

Executive Chairman and Chief Executive Officer Pay Mix(1)(2)	Average NEO Pay Mix(1) (excluding Executive Chairman and Chief Executive Officer)

(1)

Reflects the allocation of base salary, annual target bonus opportunity, and long-term incentive award target value as set forth in each NEO’s employment agreement in effect as of the year ended June 30, 2021. With respect to Mr. Dolan, reflects the base salary, annual target bonus opportunity and long-term incentive award target value provided for in his Expired Agreement (as defined below).

(2)	“At Risk” value and underlying compensation elements may differ due to rounding.

Sound Compensation Governance Practices

The Company’s executive compensation program is overseen by the wholly independent Compensation Committee, with the support of an independent compensation consultant and independent legal counsel. We maintain a compensation program with strong governance features, including:

Compensation Practices

✓	Substantial proportion of compensation is at risk (92% for the Executive Chairman and Chief Executive Officer and 74% on average for the other NEOs)

✓	Short- and long-term incentives earned based on the achievement of objective, pre-determined performance goals

✓	Stockholder feedback considered in Compensation Committee review of compensation program

✓	Anti-hedging/pledging

✓	No excise tax gross-up provisions

✓	Review of tally sheets for each NEO by Compensation Committee at least annually

✓	Fully independent Compensation Committee oversight of compensation decisions

✓	Compensation Committee utilizes support of an independent compensation consultant and independent legal counsel

COMPENSATION PROGRAM PRACTICES AND POLICIES

The following discussion describes the practices and policies implemented by the Compensation Committee during the fiscal year ended June 30, 2021. As discussed in greater detail below under “Executive Compensation Tables — Employment Agreements,” much of the NEOs’ compensation for the year ended June 30, 2021 is covered by employment agreements which were entered into prior to the Distribution and approved by The Madison Square Garden Company compensation committee. Mr. D’Ambrosio’s employment agreement was assigned to the Company effective as of the Distribution Date. The employment agreement with each of Messrs. Dolan and Lustgarten was entered into by the Company prior to, and became effective upon, the Distribution.

Certain provisions of Mr. Dolan’s employment agreement, entered into as of March 31, 2020 (the “Expired Agreement”) expired on April 16, 2021. For the 2021 fiscal year, the Compensation Committee continued to apply the minimum base salary and annual target bonus opportunity for Mr. Dolan as provided in the Expired Agreement. The Company entered into new employment agreements with Mr. FitzPatrick and Mr. Packman effective as of April 17, 2020 and July 1, 2020, respectively.

In the Company’s most recent advisory “say-on-pay” proposal, which was held in 2020, a majority of stockholders (including a majority of holders of our Class A Common Stock) voted to approve, on an advisory basis, the Company’s executive compensation. The Compensation Committee considered the results of this vote, as well as the Company’s ongoing discussions with stockholders, in its assessment and development of the compensation program.

Role of the Compensation Committee

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee: (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation levels based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our equity-based compensation plans. For more information about the Compensation Committee, please see “Board and Governance Practices — Committees — Compensation Committee.”

Role of the Independent Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of ClearBridge Compensation Group LLC (the “independent compensation consultant”), an independent compensation consultant, to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

The independent compensation consultant collaborates with independent legal counsel to the Compensation Committee and reports directly to the Compensation Committee and, at the request of the Compensation Committee, the independent compensation consultant meets with members of management from time to time for the purpose of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

With respect to compensation matters for the fiscal year ended June 30, 2021, the services provided by the independent compensation consultant to the Compensation Committee included:

•	Attending all Compensation Committee meetings;

•	Providing information, research, and analysis pertaining to our executive compensation program for the 2021 fiscal year;

•	Regularly updating the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation;

•	Assisting the Compensation Committee in making pay determinations for the executive officers;

•	Advising on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;

•	Conducting a compensation risk assessment;

•	Advised on compensation matters in connection with the Merger;

•	Providing advice and recommendations that incorporate both market data and Company-specific factors; and

•	Assisting the Compensation Committee in connection with its review of non-management director compensation.

During the 2021 fiscal year, the independent compensation consultant provided no services to the Company other than those provided to the Compensation Committee.

The Compensation Committee charter requires the Compensation Committee to consider the NYSE independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. For the fiscal year ended June 30, 2021, the Compensation Committee concluded that the independent compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the Compensation Committee believes that the independent compensation consultant’s work did not raise any conflicts of interest during the fiscal year ended June 30, 2021. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and Chief Executive Officer and, following discussions with the independent compensation consultant, establishes his compensation. Senior management of the Company assists the Compensation Committee and the independent compensation consultant as described in this Compensation Discussion & Analysis, and provides to the Compensation Committee, either directly or through the independent compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and recommendations and discussions with the independent compensation consultant, the

Compensation Committee determines and approves compensation for the executive officers.

Performance Objectives

As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.

Generally, the Compensation Committee historically based the performance objectives for the Company’s incentive compensation on Total Company Net Revenue and AOI. The Company considers these performance objectives to be key measures of the Company’s operating performance, and currently expects to follow this practice in the future.

The Company defines “Total Company Net Revenue” as total revenue for all business units other than specified divisions where contribution is the measure used, in which cases Total Company Net Revenue includes the contribution of those units. Contribution is revenue less event-related expenses. In those instances, management believes it serves as a more meaningful measure of revenue.

The Company defines AOI, which is a non-U.S. GAAP financial measure, as operating income (loss) before (i) adjustments to remove the impact of non-cash straight-line leasing revenue associated with the arena license agreements with MSGS (the “Arena License Agreements”), (ii) depreciation, amortization and impairments of property and equipment, goodwill and other intangible assets, (iii) amortization for capitalized cloud computing arrangement costs, (iv) share-based compensation expense or benefit, (v) restructuring charges or credits, and (vi) gains or losses on sales or dispositions of businesses and associated settlements. In addition to excluding the impact of the items discussed above, the impact of purchase accounting adjustments related to business acquisitions is also excluded in evaluating the Company’s consolidated and combined adjusted operating income (loss). “Business Unit AOI” is based upon the AOI of the business segments less the cost of the Company’s long-term incentive program that is included as an expense of the segments. The performance measures used for purposes of annual incentives or long-term awards may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets prepared by the independent compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the NEOs for the fiscal year ended June 30, 2021, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios.

Determining Compensation Levels; Benchmarking

As part of the Compensation Committee’s review of total compensation for the fiscal year ended June 30, 2021, the independent compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the independent compensation consultant, considered broad market data (industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.

For the fiscal year ended June 30, 2021, the Compensation Committee, in consultation with the independent compensation consultant, determined not to utilize a peer group or target positioning in determining compensation given the limited number of comparable publicly-traded companies.

In addition to the market data listed above, the Compensation Committee considered internal information (historical compensation, job responsibility, experience, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s goal of attracting, retaining, motivating and rewarding highly-qualified executive officers. The compensation program included the following key elements for the fiscal year ended June 30, 2021: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive officer benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews historical compensation, other information provided by the independent compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and between short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

Messrs. Dolan and Lustgarten are also employed by MSGS as Executive Chairman and President and Chief Executive Officer, respectively. Messrs. Dolan and Lustgarten receive separate compensation from MSGS. Prior to the Merger, Mr. Dolan was also employed by MSG Networks, and he received separate compensation from MSG Networks during the 2021 fiscal year. While the Compensation Committee was aware that Messrs. Dolan and Lustgarten also received compensation for services rendered to MSGS or MSG Networks, as applicable, its own compensation decisions were based on its independent assessment and application of the compensation goals and objectives of the Company. The compensation program and philosophies discussed in this proxy statement reflect only compensation that is paid by the Company for services rendered to the Company, except as otherwise noted. For more information regarding the respective compensation of Messrs. Dolan and Lustgarten by MSGS, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 22, 2021.

Base Salaries

Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate them for the day-to-day services that they perform for the Company. Base salaries for these executive officers have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executive officers. The employment agreement between the Company and each NEO contains a minimum base salary level. For information regarding these base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.

The base salaries for each of Messrs. Dolan, Lustgarten, FitzPatrick, Packman and D’Ambrosio as of the end of the fiscal year ended June 30, 2021 were as follows: $600,000, $800,000, $800,000, $800,000, and $575,000, respectively. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for additional information regarding the base salaries, and actual amounts paid by the Company during the Company’s fiscal year. The Compensation Committee determined salaries for NEOs after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

Annual Cash Incentives

Overview

Annual cash incentives earned for performance in the 2021 fiscal year were determined by performance against goals established by the Compensation Committee under the Management Performance Incentive Plan (“MPIP”). Under the MPIP, eligible members of management were provided an opportunity to earn an annual cash award. The size of the bonus pool was based on performance measures tied to Total Company Net Revenue and Company AOI targets for the 2021 fiscal year as well as certain pre-determined strategic objectives.

This annual incentive was designed to link executive compensation directly to the Company’s performance by providing incentives and rewards based upon business performance during the applicable fiscal year.

MPIP awards to all eligible employees were conditioned upon the satisfaction of predetermined financial and strategic objectives. For the 2021 fiscal year, the Company applied a business function-specific weighting system, with the weighting between financial and strategic objectives for each business function depending on the specific challenges and desired focus of that function. We currently have 12 business functions, including Productions, Live, Marketing Partnerships, Venue Operations and Corporate, with a varied range of strategic weighting determined by the Compensation Committee, depending on the particular business function. The financial and strategic objectives for the Corporate function (including our NEOs) were each weighted 50% to reflect the Company’s focus on navigating the effects of the COVID-19 pandemic, including maintaining readiness to reopen our business while being financially disciplined and identifying opportunities for efficiency and cost-savings, as well as the Company’s long-term goals for transformative strategic growth and development, including the development of MSG Spheres.

MPIP results were calculated based on performance achievement against these predetermined goals, as discussed below for our Corporate function.

As discussed in “Performance Targets & Achievement Levels” below, as a result of the level of achievement of the adjusted Corporate financial and strategic objectives, the payout level of the annual cash incentives was calculated at 110.0% of the target level.

Target Award Opportunities

Each employee eligible for an annual incentive award was assigned a target award equal to a percentage of that employee’s base salary as of the conclusion of the applicable fiscal year.

Target annual incentive opportunities were based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each employment agreement between the

Company and each of the NEOs contains a minimum target annual incentive award level. The Compensation Committee reviews the target annual incentive award levels of the NEOs at least annually, subject to the minimum target annual incentive award level set forth in each employment agreement between the Company and each of the NEOs. See “Executive Compensation Tables — Employment Agreements” below.

Annual Incentive Payouts

The below table summarizes each NEO’s target annual incentive opportunity and actual 2021 fiscal year annual incentive payouts, as determined by the Compensation Committee. The annual incentive payouts are described in more detail below.

Name	2021 Fiscal Year Base Salary	Target Incentive (% of Base Salary)	Maximum Incentive (% of Base Salary)	Actual 2021 Fiscal Year MPIP as a % of Target	Actual 2021 Fiscal Year Annual Incentive Award
James L. Dolan	$600,000	200%	400%	110%	$1,320,000
Andrew Lustgarten	$800,000	200%	400%	110%	$1,760,000
Mark H. FitzPatrick	$800,000	100%	200%	110%	$880,000
Scott S. Packman(1)	$800,000	100%	200%	100%	$800,000
Philip G. D’Ambrosio	$575,000	75%	150%	110%	$474,375

(1)

Pursuant to the terms of his employment agreement, Mr. Packman was also provided a one-time cash award in the amount of $250,000 in connection with his relocation from Los Angeles to New York. Mr. Packman was required to repay the gross amount of this one-time cash award in the event of his resignation without “good reason” or termination for cause within one year following the commencement of his employment.

Performance Targets & Achievement Levels

The COVID-19 pandemic will likely continue to have a significant impact on our operations and financial performance. In this context, the Compensation Committee worked to balance our fiscal year 2021 accomplishments alongside the following considerations in making appropriate incentive compensation determinations with respect to the 2021 fiscal year:

•	The Company’s need to maintain dedicated, experienced leadership to help guide the Company through this continued period of uncertainty;

•

The critical importance of retaining the current workforce, who have taken on additional responsibilities in response to the reduction in overall personnel and are essential to ensuring that the Company can continue making progress on its key strategic initiatives and remain poised to resume full operations;

•	The various significant factors impacting the 2021 fiscal year, including the direct and severe negative impact of the COVID-19 pandemic on our business; and

•

The significant actions taken by management to reduce costs and better preserve cash during this period of uncertainty, as well as to position the Company for success once it can fully resume business operations.

Financial Component (50%): For the fiscal year ended June 30, 2021, the MPIP financial performance objectives were set recognizing the impact of the COVID-19 pandemic and expected continued impact during fiscal year 2021 (including significantly reduced revenue as a result of restrictions on live events), and included rigorous Total Company Net Revenue (weighted

40% of the financial component) and Company AOI (weighted 60% of the financial component) targets, with potential payouts under this component ranging from 0-200% of target.

The financial component of the MPIP was determined after assessing the consolidated financial performance against the predetermined targets. The MPIP provides for pre-approved adjustments when evaluating the financial performance against the pre-determined objectives.

Based on the performance against these pre-determined financial performance objectives, the financial component of the MPIP resulted in an above target achievement level. However, the Compensation Committee, in consultation with the independent compensation consultant, exercised negative discretion to assign at-target achievement of the financial component for the 2021 fiscal year in light of the overarching impacts of COVID-19 on the business and overall company performance.

Strategic Component (50%): For the fiscal year ended June 30, 2021, the MPIP also included a performance component that measured achievement against relevant strategic goals, objectives and metrics specified each fiscal year. These goals, objectives and metrics are reviewed and approved by the Compensation Committee at the beginning of each year.

Goal Setting Process: Each year, specific goals are established for each business function. These goals are intended to align with the Company’s broad strategic initiatives and are subdivided into discrete objectives, which are further cascaded down into specific, measurable metrics that are used to enumerate year-end achievement. As part of this process, each goal of a specific business function is assigned a weight, and at the end of the fiscal year the level of achievement of each goal by the business function is evaluated on a four-point scale.

2021 Fiscal Year Corporate Goals & Achievement: In the 2021 fiscal year, the Corporate function’s strategic component focused on numerous core strategies aimed at safe and efficient reopening of our venues, evolving the workplace environment to adapt to allow collaboration and productivity while working remotely and supporting the Company’s MSG Sphere initiative. These goals were supported by more than 100 individual objectives, metrics and tactics.

The strategic component for NEO payouts was calculated based on the extent to which Corporate-specific objectives and metrics were achieved in the fiscal year.

Based on the performance against these predetermined Corporate objectives, the Compensation Committee determined the payout result of the strategic component of the MPIP was achieved at 120.0% of target.

Annual Cash Incentive Payout: As a result of the application of negative discretion to the Corporate financial objectives to adjust payout downward to 100.0% of target on the financial component and the level of achievement of the strategic objectives at 120.0% of target, as discussed above, the payout level of the annual cash incentives was calculated at 110.0% of the target level for the 2021 fiscal year.

Long-term Incentives

Long-term incentives represent a substantial portion of our executive officers’ annual total direct compensation. For the fiscal year ended June 30, 2021, standard long-term incentives were comprised of performance stock units and restricted stock units.

The Compensation Committee believes this equity mix:

•	Establishes strong alignment between executive officers and the interests of the Company’s stockholders;

•	Provides meaningful incentive to drive actions that will improve the Company’s long-term stockholder value; and

•	Supports the Company’s objectives of attracting and retaining the best executive officer talent.

The following table summarizes our 2021 fiscal year standard annual long-term incentive awards to our NEOs:

Element	Weighting		Summary

Restricted Stock Units	50%	✓	Share-based award establishes direct alignment with our stock price performance and stockholder interests
		✓	Vest ratably over three years

Performance Stock Units	50%	✓	Performance is measured by Total Company Net Revenue and Business Unit AOI, which are equally weighted and considered key value drivers of our business
		✓	Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals
		✓	Cliff-vest after three years based on financial performance measured in the final year of the three-year period

Additional information regarding long-term incentive awards granted to NEOs during the 2021 fiscal year is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below.

During fiscal year 2021, the target long-term incentive opportunity of Mr. D’Ambrosio was increased to $1,000,000 to reflect his role and performance, as well as his competitive market positioning.

Restricted Stock Units

Restricted stock units serve to align executive officers’ interests with those of our stockholders and promote the retention of employees, including the NEOs.

The Compensation Committee approved the following awards of restricted stock units to the NEOs for the fiscal year ended June 30, 2021 pursuant to the Company’s 2020 Employee Stock Plan (the “Employee Stock Plan”):

Name	Restricted Stock Units	Grant Value(1)
James L. Dolan	39,091	$2,775,461
Andrew Lustgarten	11,583	$822,393
Mark H. FitzPatrick	8,687	$616,777
Scott S. Packman	8,687	$616,777
Philip G. D’Ambrosio(2)	6,935	$513,325

(1)

The grant date fair value listed above is calculated in accordance with ASC Topic 718. The Company determines the number of restricted stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of grant.

(2)	With respect to Mr. D’Ambrosio, this amount includes 1,143 units ($102,093) granted in April 2021 to reflect a new target long-term incentive opportunity.

Standard restricted stock units vest ratably over three years on September 15th of each year following the year of grant, subject to continued employment and employment agreement terms (as applicable). Mid-year grants in respect of an out-of-cycle promotion, increase in compensation or new-hire typically vest on the same timeframe as standard restricted stock units granted that fiscal year.

Performance Stock Units

Performance stock units are intended to align our executive officers’ interests with those of our stockholders, with a focus on long-term financial results.

Under our executive compensation program for the fiscal year ended June 30, 2021, performance stock units were granted to executive officers and certain other members of management pursuant to our Employee Stock Plan.

2021 Fiscal Year Grants

During the fiscal year ended June 30, 2021, the Compensation Committee approved the following awards of performance stock units to the NEOs for the 2021-2023 fiscal year period:

Name	Performance Stock Units (at target)	Grant Date Fair Value(1)
James L. Dolan	39,091	$3,072,553
Andrew Lustgarten	11,583	$910,424
Mark H. FitzPatrick	8,687	$682,798
Scott S. Packman	8,687	$682,798
Philip G. D’Ambrosio(2)	6,935	$557,344

(1)

The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of performance stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of grant.

(2)	With respect to Mr. D’Ambrosio, this amount includes 1,143 units ($102,093) granted in April 2021 to reflect a new target long-term incentive opportunity.

Standard performance stock units are structured to be settled upon the later of September 15th following a three-year period and the date of certification of achievement against pre-determined performance goals measured in the final year of such three-year period. Mid-year grants in respect of an out-of-cycle promotion, increase in compensation or new-hire typically settle on the same timeframe as standard performance stock units granted that fiscal year.

Target Setting

For the 2021 fiscal year performance stock units granted in September 2020 for the 2021-2023 fiscal year period, the Compensation Committee selected Total Company Net Revenue and Business Unit AOI as the two financial metrics.

Goals were set at the beginning of the fiscal year based on the Company’s five-year strategic plan,

which is subject to review by the Board in connection with its approval of the annual budget. The Company’s five-year strategic plan is confidential and disclosure of those targets could provide information that could lead to competitive harm, and for this reason the performance stock unit financial performance targets are not disclosed; however, the Compensation Committee seeks to make target goals ambitious, requiring meaningful growth over the performance period, while threshold goals are expected to be achievable. The Company intends to disclose the Total Company Net Revenue and Business Unit AOI payout results as a percentage of target as well as the resulting payout for the 2021 fiscal year performance stock units as a percentage of target measured in the last year of the three-year period.

Financial Metrics (Weighting)	Threshold Performance	Maximum Performance
Total Company Net Revenue (50%)	85% of target goal	115% of target goal
Business Unit AOI (50%)	75% of target goal	125% of target goal

The performance stock unit payout opportunity ranges from 0 to 110% of target, based on performance and subject to continued employment and employment agreement terms (as applicable). At the threshold performance level, the award would vest at 90% of the target performance stock units, and at or above the maximum performance level, the award would vest at 110% of the target performance stock units. If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves or exceeds one target but not both, the award provides for partial payments. No performance stock units would vest if the

Company fails to achieve both threshold levels of performance.

2019 Fiscal Year Performance Stock Unit Awards

The performance stock units issued by the Company at the time of the Distribution in respect of the MSGS performance stock units granted by The Madison Square Garden Company during the 2019 fiscal year (the “Company 2019 fiscal year performance stock units”) were amended by the Compensation Committee following the Distribution to reflect Total Company Net Revenue and Business Unit AOI performance objectives, weighted at 50% each, measured over a July 1, 2020 through June 30, 2021 performance period. The level of achievement for each performance objective was adjusted in accordance with the terms of the awards. Based on the performance against these predetermined objectives, the Total Company Net Revenue and Business Unit AOI performance results as a percentage of target performance were calculated at 103.7% and 99.3%, respectively, with a resulting calculated payout for the Company 2019 fiscal year performance stock units of 101.5% of target. However, in August 2021, the Compensation Committee, in consultation with the independent compensation consultant, then exercised negative discretion and determined to adjust the payout level downward and award the Company 2019 fiscal year performance stock units at target in light of the overarching impacts of COVID-19 on the business and overall company performance. The Company 2019 fiscal year performance stock units were settled in September 2021.

With respect to Messrs. Dolan and Lustgarten, who are employed by both the Company and MSGS, the payout multiplier was determined based on the performance of the Company and MSGS, with the performance for each company blended as a weighted average based on each of their total direct compensation allocated between the Company and MSGS at the time of the Distribution, and applied to both their MSGS and Company performance stock units. As a result, the payout of Mr. Dolan’s Company 2019 fiscal year performance stock units was 100.0% of target and the payout of Mr. Lustgarten’s Company 2019 fiscal year performance stock units was 100.0% of target. For more information on the MSGS 2019 performance stock units payout level, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 22, 2021. See also “— Awards Issued in Connection with the Distribution” for more information.

Hedging and Pledging Policies

The Company’s Insider Trading Policy prohibits all directors, consultants and employees

(including NEOs), and all members of their immediate families or any individual who is materially dependent upon them for financial support who reside in the same household, from directly or indirectly (i) engaging in short sales, short sales against the box or other “hedging” transactions unless otherwise permitted by the Company and (ii) placing securities in margin accounts or otherwise pledging Company securities.

Holding Requirements

Under our executive compensation program for the fiscal year ended June 30, 2021, annual restricted stock unit awards vest ratably over three years and annual performance stock unit awards cliff-vest after three years to the extent that pre-determined financial performance targets measured in the last year of the three-year period are achieved, in each case, so long as the recipient is continuously employed by the Company until the applicable vesting date (and subject to the performance conditions described above and any applicable terms of the award agreements and their employment agreement). With respect to our non-management directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Class A Common Stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the cliff and three-year ratable vesting (with respect to our NEOs and eligible employees) and the holding requirements (with respect to our non-management directors) is to require each of our non-management directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

BENEFITS

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, Mr. Lustgarten does not participate in certain Company benefit plans, including the Company’s medical, dental and vision plans, as he receives such benefits from MSGS.

Defined Benefit Plans

The Company sponsors the MSG Entertainment Group, LLC Cash Balance Pension Plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan, which was retained by the Company in the Distribution, for participating employees, including certain executive officers. Under the MSG Entertainment Group, LLC Excess Cash Balance Plan (the “Excess Cash Balance Plan”), a nonqualified deferred compensation plan retained by the Company following the Distribution, the Company provides additional benefits to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation. Each of the Cash Balance Pension Plan and Excess Cash Balance Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan, and the Retirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

The Company sponsors the Madison Square Garden 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. The Savings Plan is a multiple employer plan to which both MSGS and MSG Networks also contribute as participating employers. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed on a pre-tax basis by participating employees and (b) a discretionary non-elective contribution by the Company.

In addition, the Company offers the MSG Entertainment Group, LLC Excess Savings Plan (the “Excess Savings Plan”), a nonqualified deferred compensation plan that was retained by the Company following the Distribution, to employees, including executive officers, whose contributions to the Savings Plan are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company in the fiscal year ended June 30, 2021 in respect of the NEOs under the Savings Plan and the Excess Savings Plan are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

MSG Cares Charitable Matching Gift Program

Beginning with the 2020 fiscal year, our employees, including our NEOs, are eligible to participate in the MSG Cares Charitable Matching Gifts Program. Under this program, the Company matches charitable contributions made by our employees, including the NEOs, to eligible 501(c)(3) organizations of the employee’s choice, in an aggregate amount of up to $1,000 per employee for each fiscal year.

PERQUISITES

The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Car and Driver

Messrs. Dolan and Lustgarten have regular access to cars and drivers, which each is permitted to use for personal use in addition to business purposes. For Mr. Dolan, the Company, MSG Networks and MSGS shared these costs equally during the fiscal year ended June 30, 2021. Following the Merger, such costs will be reallocated between the Company and MSGS. For Mr. Lustgarten, half of such costs were reimbursed by MSGS. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.

Aircraft Arrangements

During the fiscal year ended June 30, 2021, the Company owned its own airplane, and also had access to various aircraft through arrangements with various Dolan family entities. Messrs. Dolan and Lustgarten have been permitted to use the Company’s aircraft (including aircraft to which the Company has access through various dry lease agreements) for personal use. Mr. Dolan is not required to reimburse the Company for personal use of the Company-owned aircraft. Additionally, Messrs. Dolan and Lustgarten have access to helicopter travel, including for personal travel. Helicopter use has primarily been for commutation and they are not required to reimburse the Company for such use. During the fiscal year ended June 30, 2021, the Company, MSG Networks and MSGS shared the costs of Mr. Dolan’s personal aircraft and helicopter use equally. Following the Merger, such costs will be reallocated between the Company and MSGS. For Mr. Lustgarten, each of the Company and MSGS share the costs of aircraft and helicopter use equally. See “Transactions with Related Parties — Aircraft Arrangements.”

The Company is typically reimbursed for the incremental variable costs associated with the personal use of aircraft (except as noted above). To the extent any executive officer or other employee used any of the aircraft, including helicopters, for personal travel without reimbursement to the Company, they were imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executive officers. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.

Executive Security

Mr. Dolan participates in the Company’s executive security program, including services related to cybersecurity and connectivity. During the fiscal year ended June 30, 2021, the Company, MSG Networks and MSGS shared the costs of such participation in their security program equally. Following the Merger, such costs will be reallocated between the Company and MSGS. See “Transactions with Related Parties — Relationship Between Us, MSGS, MSG Networks and AMC Networks.” Because certain of these costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported as perquisites.

Other

From time to time certain employees, including the NEOs (and their guests), will receive access to tickets to events at the Company’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites.

Our NEOs may also make incidental use from time to time of certain amenities made available through Company resources, such as food and beverage at the Company’s nightlife, dining and entertainment venues.

POST-TERMINATION COMPENSATION

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executive officers.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability or termination following a change in control of the Company or following a going private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment Agreements” and “— Termination and Severance” below.

AWARDS ISSUED IN CONNECTION WITH THE DISTRIBUTION

Restricted Stock Units and Performance Stock Units

In connection with the Distribution, each holder of an MSGS restricted stock unit received one Company restricted stock unit in respect of every one MSGS restricted stock unit held on April 13, 2020 (the “Distribution Record Date”) and continues to be entitled to a share of MSGS Class A common Stock (or cash or other property) for each MSGS restricted stock unit in accordance with the MSGS award agreement. Additionally, each holder of an MSGS performance stock unit received one Company performance stock unit in respect of every one MSGS performance stock unit held on the Distribution Record Date and continues to be entitled to a share of MSGS Class A common stock (or cash or other property) for each MSGS performance stock unit in accordance with the MSGS award agreement. The one-for-one distribution ratio is consistent with the treatment of MSGS stockholders’ MSGS Class A or Class B common stock on the Distribution Date.

The performance conditions applicable to MSGS performance stock units and Company performance stock units that have a performance period ending in 2021 or 2022 were amended by the applicable compensation committee to reflect performance conditions specific to each company following the Distribution. At the conclusion of the performance period, the Company’s final payout multiplier (representing a percentage of the target award opportunity), as determined based on the Company’s performance against the pre-approved performance metrics for those awards, will be applied to both the MSGS and Company performance stock units held by Company employees. For individuals employed by both companies, the payout multiplier will be determined based on the performance of the Company and MSGS, with the performance for each company blended as a weighted average based on the shared executive’s total direct compensation allocation between the Company and MSGS at the time of the Distribution, and applied to both the MSGS and Company performance stock units held by the applicable dual-employee.

Our restricted stock units and performance stock units were issued under our Employee Stock Plan and are subject to the same conditions and restrictions as the MSGS awards except as described above. The restricted stock units and performance stock units that we issued in respect of outstanding MSGS awards are affected by a change in control or going private transaction of the Company or MSGS, as set forth in the terms of the award agreement.

With respect to outstanding equity awards, the Company and MSGS are not regarded as competitive entities of each other for purposes of any non-compete provisions contained in the applicable award agreements. With respect to all outstanding MSGS awards (and Company awards issued in connection with such awards) holders of such awards will continue to vest so long as they remain employed by the Company, MSGS or affiliates of either entity, provided that an employee who moves between the Company or one of its subsidiaries, on the one hand, and MSGS or one of its subsidiaries, on the other hand, at a time when the two entities are no longer affiliates will not continue to vest in such awards and such change will constitute a termination of employment for purposes of the award agreement.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in this proxy statement for filing with the SEC.

Members of the Compensation Committee

Frederic V. Salerno

John L. Sykes

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s NEOs. See “Compensation

Discussion & Analysis” for an explanation of our compensation philosophy and program.

COMPENSATION DISCLOSURE CONSIDERATIONS RELATED TO THE SEPARATION OF THE COMPANY AND MSGS

The Company, formerly named MSG Entertainment Spinco, Inc., was incorporated on November 21, 2019 as a direct, wholly-owned subsidiary of The Madison Square Garden Company. We changed our name to Madison Square Garden Entertainment Corp. (NYSE: MSGE) in connection with the Distribution. Pursuant to the Distribution, the Company acquired the entertainment businesses previously owned and operated by The Madison Square Garden Company through its MSG Entertainment Business segment, and the sports booking business previously owned and operated by The Madison Square Garden Company through its MSG Sports Business segment. We refer to the period from July 1, 2019 until April 17, 2020 as the “Pre-Distribution Period.”

•

Compensation for the year ended June 30, 2019: The information for the year ended June 30, 2019 is historical compensation paid by The Madison Square Garden Company and, for those NEOs who are also named executive officers of MSGS, is also separately disclosed in the MSGS Definitive Proxy Statement, filed with the SEC on October 27, 2020.

•

Compensation for the year ended June 30, 2020: To avoid double-counting, certain compensation for the year ended June 30, 2020 (primarily related to the Pre-Distribution Period) is not presented in the Executive Compensation Tables. That compensation is separately disclosed in the MSGS Definitive Proxy Statement, filed with the SEC on October 27, 2020. In the event that compensation is not presented in the Executive Compensation Tables because it is separately disclosed in the MSGS Proxy Statement, it is noted in the relevant footnote to the applicable Executive Compensation Table.

•

Post-Distribution Period and the fiscal year ended June 30, 2021: Following the Distribution through June 30, 2020 (the “Post-Distribution Period”) and for the fiscal year ended June 30, 2021, Messrs. Dolan and Lustgarten served (and continue to serve) as officers and employees of each of the Company and MSGS. The compensation of Messrs. Dolan and Lustgarten related to their employment by MSGS during the Post-Distribution Period and for the fiscal year ended June 30, 2021 is not reflected herein (for more information regarding the compensation of Messrs. Dolan and Lustgarten by MSGS, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 22, 2021).

All of the information set forth in this proxy statement relating to The Madison Square Garden Company and/or MSGS compensation amounts and benefits has been provided by MSGS or has otherwise been obtained from The Madison Square Garden Company and/or MSGS’s public filings with the SEC.

Effective July 9, 2021, we completed our acquisition of MSG Networks in an all-stock, fixed exchange ratio transaction. As a result of the transaction, Merger Sub merged with and into MSG Networks with MSG Networks surviving the Merger as a direct wholly-owned subsidiary of the Company. Since the Merger was completed after the end of fiscal year 2021, the tables below do not reflect any compensation paid by MSG Networks to any of our NEOs who were also named executive officers of MSG Networks for the periods covered.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our

NEOs for the fiscal years ended June 30, 2021, 2020, and 2019, respectively.

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
James L. Dolan	2021		600,000	—	5,848,014		—		1,320,000	—	555,826	8,323,840
Executive Chairman and Chief Executive Officer	2020		115,385	—	2,305,894		—		1,439,167	—	94,683	3,955,129
	2019	(8)	1,000,000	—	19,862,423	(9)	30,000,102	(9)	2,550,800	7,471	695,695	54,116,491	(9)
Andrew Lustgarten President	2021		800,000	—	1,732,817		—		1,760,000	61	278,890	4,571,768
	2020		153,846	—	866,524		—		2,268,260	86	31,862	3,320,578
	2019	(8)	1,423,077	—	2,982,488		—		3,629,985	92	496,922	8,532,564
Mark H. FitzPatrick(10)	2021		800,000	—	1,299,575		—		880,000	—	31,620	3,011,195
Executive Vice President and Chief Financial Officer	2020		156,923	250,000	—		—		—	—	4,018	410,941
Scott S. Packman Executive Vice President and General Counsel(11)	2021		793,846	250,000	1,299,575		—		800,000	—	33,608	3,177,029
Philip G. D’Ambrosio Senior Vice President and Treasurer(12)	2021		575,000	—	1,070,669		—		474,375	—	32,370	2,152,414
	2020		110,577	—	205,006		—		295,930	—	235	611,748
	2019	(8)	568,476	—	792,778		—		543,776	—	33,200	1,938,230

(1)

For 2021, salaries paid by the Company to the NEOs accounted for approximately the following percentages of their total Company compensation: Mr. Dolan – 7%; Mr. Lustgarten – 17%; Mr. FitzPatrick – 27%, Mr. Packman – 25% and Mr. D’Ambrosio – 27%.

The 2020 salary information excludes the following amounts paid by The Madison Square Garden Company during the Pre-Distribution Period: Mr. Dolan – $807,692; Mr. Lustgarten – $1,211,539; and Mr. D’Ambrosio – $464,423.

(2)

This column reflects a one-time special bonus paid outside of the MPIP to Mr. FitzPatrick in connection with the commencement of his employment with the Company and to Mr. Packman in connection with his relocation from Los Angeles to New York City.

(3)

This column reflects the aggregate grant date fair value of Company restricted stock units and performance stock units granted to the NEOs, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 16 to our financial statements included in our 2021 Form 10-K. The grant date fair value of the performance stock units is shown at target performance.

For the 2021 figures, this column reflects the value of restricted stock units and performance stock units granted in August and September 2020, and April 2021. At the highest level of performance, the value of such 2021 performance stock units on the grant date would be: $3,379,808 for Mr. Dolan; $1,001,466 for Mr. Lustgarten; $751,078 for Mr. FitzPatrick; $751,078 for Mr. Packman; and $613,078 for Mr. D’Ambrosio. With respect to Mr. D’Ambrosio, such amounts also include awards granted in April 2021 to reflect an increased long-term incentive opportunity.

For the 2020 figures, this column reflects the value of the Company restricted stock units and performance stock units granted in April 2020 in respect of existing MSGS awards that were granted by The Madison Square Garden Company in August 2019. With respect to these awards, the value reflected is the pro rata portion of the grant date value of the original MSGS award granted in August 2019 by The Madison Square Garden Company, calculated in accordance with FASB ASC Topic 718, based on the stock price of the

Company’s and MSGS’s Class A Common Stock on the Distribution Date. At the highest level of performance, the value of such 2020 Company performance stock units on the grant date would be: $1,268,242 for Mr. Dolan; $476,588 for Mr. Lustgarten; and $112,753 for Mr. D’Ambrosio. With respect to Mr. Lustgarten, such amounts also include awards granted in May 2020 to reflect the increased long-term incentive opportunity reflected in his new employment agreement on a pro rata basis.

For the 2019 figures, this column reflects the value of MSGS restricted stock units and performance stock units granted in August 2018, September 2018, October 2018 and May 2019, as applicable, by The Madison Square Garden Company. At the highest level of performance, the value of such 2019 MSGS performance stock units on the applicable grant date would be: $16,438,314 for Mr. Dolan; $1,640,368 for Mr. Lustgarten; and $437,587 for Mr. D’Ambrosio. With respect to Mr. Dolan, such amounts include MSGS awards with a grant date fair value of $12,407,119 granted in October 2018 by The Madison Square Garden Company as a result of an adjustment of Mr. Dolan’s target long-term incentive opportunities for the period from November 2017, the date that he was initially appointed Chief Executive Officer, to bring the awards up to the target levels reflected in his new employment agreement, as well as a one-time award of 32,471 target performance stock units granted by MSGS in October 2018 (the “MSGS Performance Alignment PSU Grant”). The MSGS Performance Alignment PSU Grant and the Company performance stock units issued upon the Distribution Date in connection with such award (the “Company Performance Alignment PSU Grant”) have been voluntarily relinquished. See footnote 9 below. With respect to Mr. D’Ambrosio, such amounts include additional MSGS awards granted in May 2019 by The Madison Square Garden Company to reflect the increased target long-term incentive opportunity as a result of Mr. D’Ambrosio’s promotion to Senior Vice President, Treasurer on October 3, 2018.

(4)

With respect to Mr. Dolan, the 2019 figure reflects the three grants of stock options, each with a grant date fair value of $10 million, which were to vest over a four-year period and priced at a substantial premium (the “MSGS Performance Alignment Option Grants”) granted by MSGS in October 2018. The MSGS Performance Alignment Option Grants and the Company Performance Alignment Option Grants have been voluntarily relinquished. See footnote 9 below.

(5)

For the 2021 figures, this column reflects the annual incentive award earned by each NEO under the Company’s program with respect to performance during the fiscal year ended June 30, 2021 and paid in September 2021. For the 2020 figures, this column reflects the annual incentive award earned by each NEO under the Company’s program with respect to performance during the year ended June 30, 2020 and paid in September 2020. With respect to Messrs. Dolan and Lustgarten, these amounts also include $239,167 and $668,260, respectively, paid by the Company to MSGS, reflecting the Company’s obligation to pay 75% of the aggregate annual incentive liability accrued as of the Distribution Date. With respect to Mr. D’Ambrosio, these amounts exclude $135,321 paid by MSGS to the Company, reflecting MSGS’s obligation to pay 41% of the liability accrued as of the Distribution Date. For the 2019 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2019 and paid in August 2019.

(6)

For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated Cash Balance Pension Plan account and accumulated Excess Cash Balance Plan account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.

(7)	The table below shows the components of this column:

Name	Year	401(k) Plan Match(a)	401(k) Plan Discretionary Contribution(a)	Excess Savings Plan Match(a)	Excess Savings Plan Discretionary Contribution(a)	Life Insurance Premiums(b)	Perquisites(c)	Total
James L. Dolan	2021	11,077	—	17,523	—	4,896	522,330	555,826
Andrew Lustgarten	2021	—	—	29,215	—	—	249,675	278,890
Mark H. FitzPatrick	2021	18,785	—	10,877	—	1,958	—	31,620
Scott S. Packman	2021	11,600	—	13,538	—	1,958	6,512	33,608
Philip G. D’Ambrosio	2021	19,362	—	11,600	—	1,408	—	32,370

(a)	These columns represent, for each individual, a matching contribution by the Company on behalf of such individual under the Savings Plan or Excess Savings Plan, as applicable.

(b)	This column represents amounts paid for each individual to participate in the Company’s group life insurance program.

(c)

This column represents the following aggregate estimated perquisites, as described in the table below, excluding amounts reimbursed by MSGS or MSG Networks, as applicable. For more information regarding the calculation of these perquisites, please see “Compensation Discussion & Analysis — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Total ($)
James L. Dolan	2021	139,351	249,839	133,140	522,330
Andrew Lustgarten	2021	92,336	157,339	*	249,675
Mark H. FitzPatrick	2021	*	*	*	**
Scott S. Packman	2021	*	*	*	**
Philip G. D’Ambrosio	2021	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2020 for the individual is less than $10,000.

(I)

Amounts in this column represent the Company’s share of the cost of the personal use (which includes commutation) by Messrs. Dolan and Lustgarten of cars and drivers provided by the Company. These amounts are calculated using a portion of the cost of the Company’s driver plus maintenance, fuel and other related costs for the Company vehicle, based on an estimated percentage of personal use.

(II)

As discussed under “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the Company’s share of the incremental cost for personal use of the Company’s aircraft and other aircraft the Company has access to pursuant to arrangements with various Dolan family entities (see “Transactions with Related Parties — Aircraft Arrangements”), as well as personal helicopter use primarily for commutation. Incremental cost is determined as the actual additional cost incurred by the Company under the applicable arrangement.

(III)	The amounts in this column represent the Company’s share of the cost of executive security services (including cybersecurity and connectivity) provided to Mr. Dolan.

(8)

This row reflects historical The Madison Square Garden Company information. The information has been provided by, or derived from information provided by, MSGS for services rendered to The Madison Square Garden Company and its subsidiaries. Amounts relating to the Pre-Distribution Period that are separately disclosed in MSGS’s Definitive Proxy Statement with respect to an NEO are not disclosed herein, so as to avoid double-counting. We understand from MSGS that the information as to stock awards reflects the grant date fair value of the awards, computed in accordance with FASB ASC Topic 718.

(9)

In October 2020, in connection with the settlement of litigation, Mr. Dolan voluntarily relinquished the MSGS Performance Alignment PSU Grant and the corresponding Company Performance Alignment PSU Grant (grant date fair value of $10,025,421), as well as the MSGS Performance Alignment Option Grants and the corresponding Company Performance Alignment Option Grants (grant date fair value of $30,000,102). If Mr. Dolan had not been granted such relinquished awards, his 2019 value presented in the Stock Awards, Option Awards and Total Columns would have been reduced to $9,837,002, $0 and $14,090,968, respectively.

(10)	Effective as of the Distribution Date, Mr. FitzPatrick was appointed Executive Vice President and Chief Financial Officer of the Company.

(11)	Effective July 1, 2020, Mr. Packman was appointed Executive Vice President and General Counsel.

(12)

From March 12, 2020 through the Distribution Date, Mr. D’Ambrosio served as the Company’s Interim Chief Financial Officer and from March 12, 2020 through December 10, 2020, Mr. D’Ambrosio also served as the Company’s Secretary.

GRANTS OF PLAN-BASED AWARDS

The table below presents information regarding Company equity awards granted under the Company’s plans and annual incentive awards that were granted during the fiscal year ended June 30, 2021 to each NEO, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units and performance stock units.

Name	Year	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James L. Dolan	2021	8/25/2020	(2)		1,200,000	2,400,000
	2021	9/10/2020	(3)				35,182	39,091	43,000		3,072,553
	2021	8/25/2020	(4)							39,091	2,775,461
Andrew Lustgarten	2021	8/25/2020	(2)		1,600,000	3,200,000
	2021	9/10/2020	(3)				10,425	11,583	12,741		910,424
	2021	8/25/2020	(4)							11,583	822,393
Mark H. FitzPatrick	2021	8/25/2020	(2)		800,000	1,600,000
	2021	9/10/2020	(3)				7,818	8,687	9,556		682,798
	2021	8/25/2020	(4)							8,687	616,777
Scott S. Packman	2021	8/25/2020	(2)		800,000	1,600,000
	2021	9/10/2020	(3)				7,818	8,687	9,556		682,798
	2021	8/25/2020	(4)							8,687	616,777
Philip G. D’Ambrosio	2021	8/25/2020	(2)		431,250	862,500
	2021	9/10/2020	(3)				5,213	5,792	6,371		455,251
	2021	4/22/2021	(3)				1,029	1,143	1,257		102,093
	2021	8/25/2020	(4)							5,792	411,232
	2021	4/22/2021	(4)							1,143	102,093

(1)

This column reflects the aggregate grant date fair value of the restricted stock unit awards and performance stock unit awards, as applicable, granted to each NEO in the 2021 fiscal year without any reduction for risk of forfeiture as calculated in accordance with FASB ASC Topic 718 as of the date of grant. The grant date fair value of the performance stock units is shown at target performance. At the highest level of performance, the value of the performance stock units on the applicable grant date would be: $3,379,808 for Mr. Dolan; $1,001,466 for Mr. Lustgarten; $751,078 for Mr. FitzPatrick; $751,078 for Mr. Packman; and $613,078 for Mr. D’Ambrosio.

(2)

This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s MPIP for performance in the fiscal year ended June 30, 2021. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary for as of such fiscal year end. There is no threshold amount for annual incentive awards. The amounts of annual incentive awards actually paid by the Company in September 2021 for performance in the 2021 fiscal year are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(3)

This row reflects the threshold, target and maximum number of Company performance stock units awarded in the fiscal year ended June 30, 2021. Each performance stock unit award was granted with a target number of units, with an actual payment based upon the achievement of performance targets. These grants of performance stock units, which were made under the Employee Stock Plan, will vest upon the later of September 15, 2023 and the date of certification of achievement against pre-determined performance goals measured in the 2023 fiscal year, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Performance Stock Units.”

(4)

This row reflects the number of Company restricted stock units awarded in the fiscal year ended June 30, 2021. These grants of restricted stock units, which were made under the Employee Stock Plan, will vest in three equal installments on September 15, 2021, 2022 and 2023, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Restricted Stock Units.”

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2021

The table below shows (i) each grant of Company stock options that is unexercised and outstanding, and (ii) the aggregate number and value of unvested Company restricted stock units and performance stock units outstanding (assuming target performance) for each NEO, in each case, as of June 30, 2021.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James L. Dolan	—	—		—	—	124,707(2)	10,471,647
Andrew Lustgarten	93,826	—	(3)	64.36	12/15/2027	—	—
	—	—		—	—	39,774(4)	3,339,823
Mark H. FitzPatrick	—	—		—	—	17,374(5)	1,458,895
Scott S. Packman	—	—		—	—	17,374(6)	1,458,895
Philip G. D’Ambrosio	—	—		—	—	18,011(7)	1,512,384

(1)	Calculated using the closing market price of Class A Common Stock on the NYSE on June 30, 2021 of $83.97 per share.

(2)

With respect to Mr. Dolan, the total in this column represents an award of 15,681 Company restricted stock units and 30,844 Company target performance stock units granted in respect of MSGS long-term incentive awards granted by The Madison Square Garden Company prior to the Distribution. 10,282 and 5,399 restricted stock units vest on September 15, 2021 and 2022, respectively. 14,647 performance stock units vest upon the later of September 15, 2021, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2021, and 16,197 performance stock units vest upon the later of September 15, 2022, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2022. In addition, this column includes an award of 39,091 restricted stock units and 39,091 target performance stock units granted as long-term incentive awards on August 25, 2020. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units cliff-vest upon the later of September 15th following a three year-period, and the date of certification of achievement against pre-determined performance goals measured in the final year of the period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. Dolan’s employment agreement. For more information on MSGS restricted stock units and performance stock units granted by The Madison Square Garden Company prior to the Distribution, which are not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

(3)

With respect to Mr. Lustgarten, this amount represents an award of Company stock options granted in respect of an original award of 93,826 MSGS stock options granted by The Madison Square Garden Company prior to the Distribution in connection with his promotion to President. For more information on the MSGS award of stock options granted by The Madison Square Garden Company prior to the Distribution, which is not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

(4)

With respect to Mr. Lustgarten, the total in this column represents an award of 5,229 Company restricted stock units and 10,284 Company target performance stock units granted in respect of MSGS long-term incentive awards granted by The Madison Square Garden Company prior to the Distribution. 3,429 and 1,800 restricted stock units vest on September 15, 2021 and 2022, respectively. 4,885 performance stock units vest upon the later of September 15, 2021, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2021, and 5,399 performance stock units vest upon the later of September 15, 2022, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2022. In addition, this column includes an award of 438 restricted stock units (from an original award of 657 restricted stock units) and 657 target performance stock units granted as long-term incentive awards on May 21, 2020, and 11,583 restricted stock units and 11,583 target performance stock units granted as long-term incentive awards on August 25, 2020. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units cliff-vest upon the later of September 15th following a three year-period, and the date of certification of achievement against pre-determined performance goals measured in the final year of the period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. Lustgarten’s employment agreement. For more information on MSGS restricted stock units and performance stock units granted by The Madison Square Garden Company prior to the Distribution, which are not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

(5)

With respect to Mr. FitzPatrick, the total in this column represents an award of 8,687 restricted stock units and 8,687 target performance stock units granted as long-term incentive awards on August 25, 2020. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units cliff-vest upon the later of September 15th following a three year-period, and the date of certification of achievement against pre-determined performance goals measured in the final year of the period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. FitzPatrick’s employment agreement.

(6)

With respect to Mr. Packman, the total in this column represents an award of 8,687 restricted stock units and 8,687 target performance stock units granted as long-term incentive awards on August 25, 2020. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units cliff-vest upon the later of September 15th following a three year-period, and the date of certification of achievement against pre-determined performance goals measured in the final year of the period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. Packman’s employment agreement.

(7)

With respect to Mr. D’Ambrosio, the total in this column represents an award of 1,396 Company restricted stock units and 2,745 Company target performance stock units granted in respect of MSGS long-term incentive awards granted by The Madison Square Garden Company prior to the Distribution. 916 and 480 restricted stock units vest on September 15, 2021 and 2022, respectively. 1,305 performance stock units vest upon the later of September 15, 2021, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2021, and 1,440 performance stock units vest upon the later of September 15, 2022, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2022.    In addition, this column includes an award of 5,792 restricted stock units and 5,792 target performance stock units granted as long-term incentive awards on August 25, 2020, and 1,143 restricted stock units and 1,143 target performance stock units granted as long-term incentive awards on April 22, 2021. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units cliff-vest upon the later of September 15th following a three year-period, and the date of certification of achievement against pre-determined performance goals measured in the final year of the period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. D’Ambrosio’s employment agreement. For more information on MSGS restricted stock units and performance stock units granted by The Madison Square Garden Company prior to the Distribution, which are not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

OPTION EXERCISES AND STOCK VESTED

The table below shows restricted stock unit awards that vested during the fiscal year ended June 30, 2021.

No Company stock options were exercised in the fiscal year ended June 30, 2021.

Name	Restricted Stock Units
	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
James L. Dolan	35,478	2,593,848
Andrew Lustgarten	7,949	586,171
Mark H. FitzPatrick	—	—
Scott S. Packman	—	—
Phillip G D’Ambrosio	3,248	237,369

(1)

Calculated using the closing price of Class A Common Stock on the NYSE on the vesting dates, August 25, 2020, August 28, 2020, and September  15, 2020, of $71.00, $75.12, and $75.76 per share, respectively.

PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2021.

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(2)
James L. Dolan	Cash Balance Pension Plan	—(3)	—
	Excess Cash Balance Plan	—(3)	—
Andrew Lustgarten	Cash Balance Pension Plan	1(4)	3,279
	Excess Cash Balance Plan	1(4)	—
Mark H. FitzPatrick	Cash Balance Pension Plan	—(5)	—
	Excess Cash Balance Plan	—(5)	—
Scott S. Packman	Cash Balance Pension Plan	—(5)	—
	Excess Cash Balance Plan	—(5)	—
Philip G. D’Ambrosio	Cash Balance Pension Plan	—(5)	—
	Excess Cash Balance Plan	—(5)	—

(1)	Accruals under both the Cash Balance Pension Plan and the Excess Cash Balance Plan were frozen as of December 31, 2015.

(2)	Additional information concerning Pension Plans and Postretirement Plan Assumptions is set forth in Note 15 to our financial statements included in our 2021 Form 10-K.

(3)

Mr. Dolan does not participate in the Cash Balance Pension Plan. Mr. Dolan commenced participation in the Excess Cash Balance Plan in connection with the spinoff of The Madison Square Garden Company from MSG Networks in September 2015 (the “2015 Distribution”). Amounts accrued by Mr. Dolan prior to the 2015 Distribution under MSG Networks’ excess cash balance plan were transferred to the MSGS Excess Cash Balance Plan and these amounts are reflected in MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

(4)

In connection with the 2015 Distribution, Messrs. Lustgarten’s accrued benefits under MSG Networks’ excess cash balance plan were transferred to The Madison Square Garden Company Excess Cash Balance Plan, and were transferred to the Company’s Excess Cash Balance Plan in connection with the Distribution. The number of years of credited service under the Excess Cash Balance Plan includes the period of Mr. Lustgarten’s participation in the MSG Networks excess cash balance plan prior to the 2015 Distribution, and The Madison Square Garden Company Excess Cash Balance Plan prior to the Distribution.

(5)	Messrs. FitzPatrick, Packman and D’Ambrosio commenced employment after the Cash Balance Pension Plan and the Excess Cash Balance Plan were frozen and therefore are not eligible to participate.

The Company maintains several benefit plans for our executive officers. The material terms and conditions are discussed below.

Cash Balance Pension Plan

The Company sponsors the Cash Balance Pension Plan, a tax-qualified defined benefit plan which was retained by the Company in the Distribution. The Cash Balance Pension Plan generally covers regular full-time and part-time non-union employees of the Company and certain of its affiliates who have completed one year of service. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). A notional account is maintained for each participant under the Cash Balance Pension Plan, including Mr. Lustgarten, which consists of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals, subject to applicable IRS limits.

A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account will also vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.

Excess Cash Balance Plan

The Excess Cash Balance Plan is a nonqualified deferred compensation plan, which was retained by the Company following the Distribution, that is intended to provide eligible participants, including Mr. Lustgarten, with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Code limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The Excess Cash Balance Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). The Company maintains a notional excess cash balance account for each eligible participant and, for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

Savings Plan

Under the Savings Plan, a tax-qualified retirement savings plan which was retained by the Company in the Distribution, participating employees, including the NEOs, may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Company provides a (a) fully-vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) discretionary non-elective fully-vested contribution by the Company. The Savings Plan is a multiple employer plan sponsored by the Company, to which both MSGS and MSG Networks also contribute for their employees.

Excess Savings Plan

The Excess Savings Plan which was retained by the Company following the Distribution, is an unfunded, nonqualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified Savings Plan. An employee is eligible to participate in the Excess Plan for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($290,000 in calendar year 2021) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($19,500, or $26,000 if 50 or over, for calendar year 2021) can continue to make pre-tax contributions under the Excess Savings Plan of up to 4% of his or her eligible pay. In addition, the Company provides a (a) fully-vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) discretionary non-elective fully-vested contribution by the Company. Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.

NONQUALIFIED DEFERRED COMPENSATION

The table below shows (i) the contributions made by each NEO and the Company during the fiscal year ended June 30, 2021, (ii) aggregate earnings on each NEO’s account balance during the year ended June 30, 2021 and (iii) the account balance of each of our NEOs under the Excess Savings Plan as of June 30, 2021.

Name	Plan Name	Executive Contributions in 2021 ($)(1)	Registrant Contributions in 2021 ($)(2)	Aggregate Earnings in 2021 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2021 ($)
James L. Dolan	Excess Savings Plan	12,923	17,523	242	—	31,611
Andrew Lustgarten	Excess Savings Plan	32,000	29,215	397	—	62,844
Mark H. FitzPatrick	Excess Savings Plan	9,431	10,877	73	—	20,381
Scott S. Packman	Excess Savings Plan	16,708	13,538	205	—	30,452
Philip G. D’Ambrosio	Excess Savings Plan	12,385	11,600	2,001	—	129,920

(1)

These amounts represent a portion of the NEOs’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the NEOs contributed to the Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

EMPLOYMENT AGREEMENTS

Each of our NEOs had an employment agreement with the Company in the fiscal year ended June 30, 2021. Although the employment agreement with Mr. Dolan expired on April 16, 2021, certain provisions survive the agreement’s expiration. Set forth below is a description of the agreements between the Company and each of Messrs. Dolan, Lustgarten, FitzPatrick, Packman and D’Ambrosio.

As noted above in the Compensation Discussion & Analysis, each of Messrs. Dolan and Lustgarten also serves as an executive officer and employee of MSGS and Mr. Dolan also served as an executive officer and employee of MSG Networks (prior to the Merger), pursuant to terms of employment agreements between Mr. Dolan and Mr. Lustgarten, respectively, and MSGS, and between Mr. Dolan and MSG Networks (which are not described herein). For a description of each of the MSGS employment agreements, see MSGS’s Definitive Proxy

Statement, filed with the SEC on October 22, 2021.

James L. Dolan

On March 31, 2020, the Company entered into a new employment agreement with James L. Dolan, effective as of the Distribution Date, which provided for Mr. Dolan’s continued employment as the Executive Chairman and Chief Executive Officer of the Company. The employment agreement, which expired on April 16, 2021, recognized that Mr. Dolan was employed by MSGS and MSG Networks during his employment with the Company.

The employment agreement provided for an annual base salary of not less than $600,000 and eligibility to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his base salary. Mr. Dolan is eligible for our standard benefits program. Commencing with the fiscal year starting July 1, 2020, he was also eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company, with an aggregate annual target value of not less than $5,400,000.

If, on or prior to April 17, 2021, Mr. Dolan’s employment was either terminated by the Company for any reason other than “cause” (as defined in the agreement), or was terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause does not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s execution of a separation agreement, the Company would provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus, (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) each of Mr. Dolan’s outstanding unvested long-term cash awards would immediately vest in full and would be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) would immediately be eliminated and such restricted stock and restricted stock units would be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria, and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards would immediately vest.

If Mr. Dolan’s employment was terminated due to his death or disability before April 17, 2021, and at such time cause did not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary would be provided with the benefits and rights set forth in clauses (b), (d) and (e) above and any long-term cash awards would immediately vest in full, whether or not subject to performance criteria and would be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award were subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount would be at the target amount for such award, and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award would be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Mr. Dolan’s employment is terminated after April 17, 2021 due to a Qualifying Termination, death or disability, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (c), (d) and (e) above.

The employment agreement contains certain covenants by Mr. Dolan that survive expiration of the agreement, including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Andrew Lustgarten

On March 31, 2020, the Company entered into a new employment agreement with Andrew Lustgarten, effective as of the Distribution Date, which provides for Mr. Lustgarten’s continued employment as the President of the Company. The employment agreement recognizes that Mr. Lustgarten will be employed by MSGS during his employment with the Company.

The employment agreement provides for an annual base salary of not less than $800,000 (subject to annual review and increase in the discretion of our Compensation Committee) and a discretionary annual target bonus equal to not less than 200% of Mr. Lustgarten’s annual base salary, which target bonus opportunity is effective for the 2020 fiscal year. Mr. Lustgarten is eligible, subject to his continued employment by the Company, to participate in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Mr. Lustgarten will receive one or more annual long-term awards with an aggregate target value of not less than $1,600,000.

With respect to the Company’s fiscal year ended June 30, 2020, Mr. Lustgarten’s employment agreement provided he would be recommended for a mid-year long-term award with a target value equal to a prorated portion of the Company’s allocable share of the aggregate increase to Mr. Lustgarten’s annual target value (with proration generally based on the number of full and partial months from and after the Distribution).

As long as Mr. Lustgarten is employed by MSGS, Mr. Lustgarten is not eligible to participate in the Company’s benefits program, except that Mr. Lustgarten will continue to be eligible to participate in the Excess Savings Plan (and Mr. Lustgarten’s full Company base salary will be used to determine his benefits under the Excess Savings Plan). If Mr. Lustgarten’s employment with MSGS terminates while Mr. Lustgarten remains employed by the Company, then he will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Lustgarten’s employment with the Company is terminated on or prior to December 31, 2021 (i) by the Company other than for “cause” (as defined in the employment agreement), or (ii) by Mr. Lustgarten for “good reason” (as defined in the employment agreement) and cause does not then exist, then, subject to Mr. Lustgarten’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Lustgarten’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Lustgarten’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Lustgarten to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Lustgarten’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. Lustgarten subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Lustgarten’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Mr. Lustgarten’s employment is terminated due to his death or disability prior to December 31, 2021, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Mr. Lustgarten including a non-competition agreement that restricts Mr. Lustgarten’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company on or prior to December 31, 2021; provided that the noncompetition covenant will not apply following a termination of Mr. Lustgarten’s employment either by the Company other than for cause or by Mr. Lustgarten for good reason (if cause does not then exist) if Mr. Lustgarten waives his entitlement to the severance benefits described above.

Mark H. FitzPatrick

In connection with Mr. FitzPatrick’s appointment as Executive Vice President and Chief Financial Officer, Mr. FitzPatrick and the Company entered into an employment agreement dated April 17, 2020, which was effective upon the Distribution. The employment agreement provides for an annual base salary of not less than $800,000 and, commencing with the Company’s fiscal year starting July 1, 2020, a discretionary annual target bonus equal to not less than 100% of his annual base salary.

In connection with the commencement of his employment with the Company, Mr. FitzPatrick received a one-time special cash payment of $250,000, which was paid within 30 days after the effective date of the employment agreement. If Mr. FitzPatrick’s employment with the Company terminates prior to the first anniversary of the effective date as a result of his resignation (other than for “good reason” as defined in the employment agreement) or a termination by the Company for “cause” (as defined in the employment agreement), then Mr. FitzPatrick will be required to refund to the Company the gross amount of the special cash award.

Commencing with the Company’s fiscal year starting July 1, 2020, Mr. FitzPatrick is eligible, subject to his continued employment by the Company, to participate in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Mr. FitzPatrick will receive one or more annual long-term awards with an aggregate target value of not less than $1,200,000. Mr. FitzPatrick is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to June 30, 2023, Mr. FitzPatrick’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. FitzPatrick for “good reason” (as defined in the agreement) and so long as “cause” does not then exist, then, subject to Mr. FitzPatrick’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. FitzPatrick’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. FitzPatrick’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. FitzPatrick to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. FitzPatrick’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. FitzPatrick subject to satisfaction of any applicable performance criteria; and (e) each of

Mr. FitzPatrick’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Mr. FitzPatrick’s employment is terminated due to his death or disability prior to June 30, 2023, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria, and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Mr. FitzPatrick including a noncompetition agreement that restricts Mr. FitzPatrick’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Scott S. Packman

In connection with Mr. Packman’s appointment as Executive Vice President and General Counsel, Mr. Packman and the Company entered into an employment agreement dated June 26, 2020, which became effective July 1, 2020. The employment agreement provides for an annual base salary of not less than $800,000 and, commencing with the Company’s fiscal year starting July 1, 2020, a discretionary annual target bonus equal to not less than 100% of Mr. Packman’s annual base salary. In connection with his relocation from Los Angeles to New York City, Mr. Packman received a one-time special cash payment of $250,000, which was paid within 30 days after the effective date of the employment agreement. If Mr. Packman’s employment with the Company had terminated prior to the first anniversary of the effective date as a result of his resignation (other than for “good reason” as defined in the employment agreement) or a termination by the Company for “cause” (as defined in the employment agreement), then Mr. Packman would have been required to refund to the Company the gross amount of the special cash award.

Commencing with the Company’s fiscal year starting July 1, 2020, Mr. Packman was eligible, subject to his continued employment by the Company, to participate in future long-term incentive programs that are made available to similarly situated executives of the Company. It was expected that Mr. Packman would receive one or more annual long-term awards with an aggregate target value of not less than $1,200,000. Under the employment agreement, Mr. Packman was eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to June 30, 2023, Mr. Packman’s employment with the Company was either terminated (i) by the Company other than for cause, or (ii) by Mr. Packman for good reason and cause did not then exist, then, subject to Mr. Packman’s execution of a separation agreement with the Company, the Company would have provided him with the following benefits and rights: (a) severance in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Packman’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Packman’s outstanding long-term cash awards would have immediately vested in full and would have been payable to Mr. Packman to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Packman’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company would have immediately been eliminated and would have been payable or deliverable to Mr. Packman subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Packman’s outstanding stock options and stock appreciation awards under the plans of the Company would have immediately vested.

If Mr. Packman’s employment was terminated due to his death or disability before June 30, 2023, and at such time cause did not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary would have been provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards would have immediately vested in full, whether or not subject to performance criteria and would have been payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award had been subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount would have been at the target amount for such award, and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award would have been at the same time and to the extent that other similarly situated executives receive payment as determined by the Compensation Committee of the Board of the Company (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Mr. Packman including a non-competition covenant that restricts Mr. Packman’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Effective November 1, 2021, Mr. Packman is no longer Executive Vice President and General Counsel. On October 20, 2021, Mr. Packman entered into a separation agreement with the Company consistent with the terms of his employment agreement, with the exception that $580,000 of his Severance Amount (as defined under the agreement) will payable by the Company prior to December 31, 2021.

Philip G. D’Ambrosio

Pursuant to his employment agreement with the Company (as assigned to the Company by MSGS) dated October 25, 2018, Mr. D’Ambrosio receives an annual base salary of not less than $575,000. He is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to 75% of his base salary. Mr. D’Ambrosio is eligible for our standard benefits program. He is also eligible, subject to his continued employment by the Company and actual grant by the Compensation Committee, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company, with an expected aggregate annual target value of not less than $800,000. Any such awards are subject to actual grant by the Compensation Committee, and are pursuant to the applicable plan document and the terms and conditions established by the Compensation Committee in its sole discretion.

If, prior to December 31, 2021, his employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. D’Ambrosio for “good reason” (as defined in the agreement) and cause does not then exist, the

Company is obligated to provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Mr. D’Ambrosio’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred. Payment of any such amounts is subject to Mr. D’Ambrosio’s execution of a severance agreement including a release of claims in favor of the Company and its affiliates.

The employment agreement contains certain covenants by Mr. D’Ambrosio including a noncompetition agreement that restricts Mr. D’Ambrosio’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

TERMINATION AND SEVERANCE

This section describes the payments that would be received by our NEOs who were employed by the Company as of June 30, 2021 upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his or her applicable employment agreement, and his or her employment terminated as of June 30, 2021. This information is presented to illustrate the payments such NEOs would have received from the Company under the various termination scenarios.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the NEO for good reason, other voluntary termination by the NEO, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. Certain of these circumstances are addressed in the employment agreement between the Company and each NEO. For a description of termination provisions in the employment agreements with our NEOs, please see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.

Award Agreement Terms in the Event of a Change in Control or Going Private Transaction

The award agreements governing the restricted stock units of the Company provide that upon a change in control or going private transaction, the applicable NEO will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested restricted stock units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly-traded company, a replacement restricted stock unit award from the successor entity with the same terms. Any such cash award as provided in clause (a) above would be payable, and any replacement restricted stock unit award as provided in clause (b) above would vest, upon the earliest of (x) the date the restricted stock units were originally scheduled to vest so long as the applicable NEO remains continuously employed, (y) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement), or (z) only if the successor entity elects clause (b) above, upon a resignation without “good reason” that is at least six months, but no more than nine months, following the change in control or going private transaction.

The award agreements governing the performance restricted stock units of the Company provide that upon a change in control or going private transaction, the unvested performance stock units will vest at the target level and be payable

(i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction if the applicable NEO is employed through July 1, 2021 (in the case of MSGE awards granted in respect of MSGS 2019 fiscal year awards), July 1, 2022 (in the case of MSGE awards granted in fiscal year 2020 and in respect of MSGS 2020 fiscal year awards) or July 1, 2023 (in the case of 2021 fiscal year awards), or is terminated without “cause” or resigns for “good reason” (as each term is defined in the applicable award agreement) prior to such applicable date.

The award agreements governing the stock options of the Company provide that upon a change in control or going private transaction, the applicable NEO will be entitled to either (a) cash equal to the number of options multiplied by the excess of the per share price paid in the change in control or going private transaction over the exercise price, or (b) only if the successor entity is a publicly traded company, a replacement option award from the successor entity with the same terms. Any such cash award would be payable, or unvested options would vest, upon the earliest of (x) the date the options were originally scheduled to vest so long as the NEO remains continuously employed, (y) a termination without cause or a resignation for good reason within three years following the change in control or going private transaction, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction. Any stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.

For purposes of the “Benefits Payable as a Result of Termination of Employment by the Company without Cause or for Good Reason Following a Change in Control or Going Private Transaction” below, we have assumed that the applicable NEO has either been terminated without “cause” or resigned for “good reason” after the close of business on June 30, 2021.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs who were NEOs of the Company as of June 30, 2021 under various circumstances regarding the termination of their employment. In calculating these amounts, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 30, 2021.

•	We have valued equity awards (other than stock options) using the closing market price of our Class A Common Stock of $83.97 and MSGS Class A common stock of $172.57 on the NYSE on June 30, 2021.

•

We have valued stock options at their intrinsic value equal to the closing market price of our Class A Common Stock of $83.97 and MSGS Class A common stock of $172.57 on the NYSE on June 30, 2021, less the per share exercise price, multiplied by the number of shares underlying the stock options.

•

We have assumed that the per share price paid in a change in control or going private transaction is equal to the closing market price of our Class A Common Stock of $83.97 and MSGS Class A common stock of $172.57 on the NYSE on June 30, 2021.

•

In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance objectives for performance-based awards are achieved (but not exceeded).

•	We have assumed that on June 30, 2021, each NEO is either simultaneously terminated from the Company and MSGS, as applicable, or has no continued employment relationship with MSGS or MSG Networks.

Benefits Payable as a Result of Voluntary Termination of Employment by NEO, Termination of Employment by NEO Due to Retirement, or Termination of Employment by the Company for Cause

In the event of a voluntary termination of employment, a retirement, or termination by the Company for Cause, no NEO would have been entitled to any payments at June 30, 2021, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause or Termination of Employment by NEO for Good Reason*

Elements	James L. Dolan	Andrew Lustgarten	Mark H. FitzPatrick	Scott S. Packman	Philip G. D’Ambrosio
Severance	—	$4,800,000(1)	$3,200,000(1)	$3,200,000(1)	$1,006,250(2)
Pro rata bonus	—	$1,760,000(3)	$880,000(3)	$800,000(3)	$474,375(3)
Unvested restricted stock	$4,599,205(4)	$1,448,483(4)	$729,447(4)	$729,447(4)	—
Unvested performance stock	$5,872,442(5)	$1,891,340(5)	$729,447(5)	$729,447(5)	—
Unvested stock options	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his annual base salary and annual target bonus.

(2)	Represents severance equal to the sum of his annual base salary and annual target bonus.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to personal performance objectives.

(4)

Represents the full vesting of the restricted stock units granted in April 2020 in respect of outstanding MSGS restricted stock unit awards granted by The Madison Square Garden Company prior to the Distribution, a grant made to Mr. Lustgarten in May 2020 in connection with his entry into a new employment agreement that was effective and contingent upon the Distribution and the 2021 fiscal year grants of restricted stock units, which are: Mr. Dolan, 15,681 units ($1,316,734) and 39,091 units ($3,282,471), respectively; Mr. Lustgarten, 5,229 units ($439,079), 438 units ($36,779) and 11,583 units ($972,625), respectively; Mr. FitzPatrick 8,687 units ($729,447) (2021 only); and Mr. Packman 8,687 units ($729,447) (2021 only). In addition to the amounts included in the table above, Messrs. Dolan and Lustgarten would also fully vest in their outstanding MSGS restricted stock units, which are: Mr. Dolan, 15,681 MSGS units ($2,706,070); and Mr. Lustgarten, 5,229 MSGS units ($902,369).

(5)

Represents the full vesting at target of the performance stock units granted in April 2020 in respect of outstanding MSGS performance stock unit awards granted by The Madison Square Garden Company prior to the Distribution, a grant made to Mr. Lustgarten in May 2020 in connection with his entry into a new employment agreement that was effective and contingent upon the Distribution and the 2021 fiscal year grants of performance stock units, which are: Mr. Dolan, 30,844 units ($2,589,971) and 39,091 units ($3,282,471), respectively; Mr. Lustgarten, 10,284 units ($863,547), 657 units ($55,168) and 11,583 units ($972,625), respectively; Mr. FitzPatrick 8,687 units ($729,447) (2021 only); and Mr. Packman 8,687 units ($729,447) (2021 only). In addition to the amounts included in the table above, Messrs. Dolan and Lustgarten would also fully vest in their outstanding MSGS performance stock units, which are (at target): Mr. Dolan, 30,844 MSGS units ($5,322,749); and Mr. Lustgarten, 10,284 MSGS units ($1,774,710).

Benefits Payable as a Result of Termination of Employment Due to Death or Disability*

Elements	James L. Dolan	Andrew Lustgarten	Mark H. FitzPatrick	Scott S. Packman	Philip G. D’Ambrosio(4)
Severance	—	—	—	—	—
Pro rata bonus	—	$1,760,000(1)	$880,000(1)	$800,000(1)	—
Unvested restricted stock	$4,599,205(2)	$1,448,483(2)	$729,447(2)	$729,447(2)	$699,554(2)
Unvested performance stock	$5,872,442(3)	$1,891,340(3)	$729,447(3)	$729,447(3)	$812,830(3)
Unvested stock options	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program but without regard to personal performance objectives.

(2)

Represents the full vesting of the restricted stock units granted in April 2020 in respect of outstanding MSGS restricted stock unit awards granted by The Madison Square Garden Company prior to the Distribution, a grant made to Mr. Lustgarten in May 2020 in connection with his entry into a new employment agreement that was effective and contingent upon the Distribution and the 2021 fiscal year grants of restricted stock units, which are: Mr. Dolan, 15,681 units ($1,316,734) and 39,091 units ($3,282,471), respectively; Mr. Lustgarten, 5,229 units ($439,079), 438 units ($36,779) and 11,583 units ($972,625), respectively; Mr. FitzPatrick, 8,687 units ($729,447) (2021 only); Mr. Packman, 8,687 units ($729,447) (2021 only); and Mr. D’Ambrosio, 1,396 units ($117,222) and 6,935 units ($582,332). In addition to the amounts included in the table above, Messrs. Dolan and Lustgarten would also fully vest in their outstanding MSGS restricted stock units, which are: Mr. Dolan, 15,681 MSGS units ($2,706,070); and Mr. Lustgarten, 5,229 MSGS units ($902,369). With respect to Mr. D’Ambrosio, in addition to the amounts included in the table above, (i) in the event of a termination by the Company due to death, he would also fully vest in all of his outstanding MSGS restricted stock units, which are: 1,396 MSGS units ($240,908); and (ii) in the event of termination by the Company due to disability, he would also fully vest in his outstanding MSGS 2020 fiscal year (only) grants of restricted stock units, which are: 960 MSGS units ($165,667).

(3)

Represents the full vesting at target of the performance stock units granted in April 2020 in respect of outstanding MSGS performance stock unit awards granted by The Madison Square Garden Company prior to the Distribution, a grant made to Mr. Lustgarten in connection with his entry into a new employment agreement that was effective and contingent upon the Distribution and the 2021 fiscal year grants of performance stock units, which are: Mr. Dolan, 30,844 units ($2,589,971) and 39,091 units ($3,282,471), respectively; Mr. Lustgarten, 10,284 units ($863,547), 657 units ($55,168) and 11,583 units ($972,625), respectively; Mr. FitzPatrick, 8,687 units ($729,447) (2021 only); Mr. Packman, 8,687 units ($729,447) (2021 only); and Mr. D’Ambrosio, 2,745 units ($230,498) and 6,935 units ($582,332). In addition to the amounts included in the table above, Messrs. Dolan and Lustgarten, would also fully vest in their outstanding MSGS performance stock units, which are (at target): Mr. Dolan, 30,844 MSGS units ($5,322,749); and Mr. Lustgarten, 10,284 MSGS units ($1,774,710). With respect to Mr. D’Ambrosio, in addition to the amounts included in the table above, (i) in the event of a termination by the Company due to death, he would also be entitled to pro rata vesting of his outstanding MSGS 2019 fiscal year grants of restricted stock units and full vesting of his MSGS 2020 fiscal year grants of restricted stock units, which in total, are (at target): Mr. D’Ambrosio, 2,745 MSGS units ($473,705); and (ii) in the event of termination by the Company due to disability, he would also fully vest in his outstanding MSGS 2020 fiscal year (only) grants of performance stock units, which are (at target): Mr. D’Ambrosio, 1,440 MSGS units ($248,501).

(4)

With respect to Mr. D’Ambrosio, a termination by the Company due to disability would be treated under his employment agreement as a termination by the Company without cause and, therefore, Mr. D’Ambrosio would be entitled to the amounts reflected in the table above, as well as those reflected in the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause or Termination of Employment by NEO for Good Reason” table.

Benefits Payable as a Result of Termination of Employment by the Company without Cause or for Good Reason Following a Change in Control or Going Private Transaction(1)(2)*

Elements	James L. Dolan	Andrew Lustgarten	Mark H. FitzPatrick	Scott S. Packman	Philip G. D’Ambrosio
Severance	—	$4,800,000(3)	$3,200,000(3)	$3,200,000(3)	$1,006,250(4)
Pro rata bonus	—	$1,760,000(5)	$880,000(5)	$800,000(5)	$474,375(5)
Unvested restricted stock	$4,599,205(6)	$1,448,483(6)	$729,447(6)	$729,447(6)	$699,554(6)
Unvested performance stock	$5,872,442(7)	$1,891,340(7)	$729,447(7)	$729,447(7)	$812,830(7)
Unvested stock options	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the NEO or the Company following a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the NEOs would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)

As noted in “— Award Agreement Terms in the Event of a Change in Control or Going Private Transaction” above, the amounts in this table assume that the applicable NEO has either been terminated without “cause” or resigned for “good reason” following such a change in control or going private transaction. The award agreements applicable to stock awards held by the NEOs dictate the terms of the vesting of those awards and any severance or bonus reflected in this table is provided as a result of the terms of the applicable NEO’s employment agreement and its terms related to termination without “cause” or resigned for “good reason,” and such severance is not enhanced by the change of control or going private transaction. For additional information, see “— Award Agreement Terms in the Event of a Change in Control or Going Private Transaction” above.

(3)	Represents severance equal to two times the sum of his annual base salary and annual target bonus.

(4)	Represents severance equal to his annual base salary and annual target bonus.

(5)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to personal performance objectives.

(6)

Represents the full vesting of the restricted stock units granted in April 2020 in respect of outstanding MSGS restricted stock unit awards granted by The Madison Square Garden Company prior to the Distribution, a grant made to Mr. Lustgarten in May 2020 in connection with his entry into a new employment agreement that was effective and contingent upon the Distribution and the 2021 fiscal year grants of restricted stock units, which are: Mr. Dolan, 15,681 units ($1,316,734) and 39,091 units ($3,282,471), respectively; Mr. Lustgarten, 5,229 units ($439,079), 438 units ($36,779) and 11,583 units ($972,625), respectively; Mr. FitzPatrick, 8,687 units ($729,447) (2021 only); Mr. Packman, 8,687 units ($729,447) (2021 only); and Mr. D’Ambrosio, 1,396 units ($117,222) and 6,935 units ($582,332). In addition to the amounts included in the table above, Messrs. Dolan, Lustgarten and D’Ambrosio would also fully vest in their outstanding MSGS restricted stock units, which are: Mr. Dolan, 15,681 MSGS units ($2,706,070); Mr. Lustgarten, 5,229 MSGS units ($902,369); Mr. D’Ambrosio, 1,396 MSGS units ($240,908).

(7)

Represents the full vesting at target of the performance stock units granted in April 2020 in respect of outstanding MSGS performance stock unit awards granted by The Madison Square Garden Company prior to the Distribution, a grant made to Mr. Lustgarten in May 2020 in connection with his entry into a new employment agreement that was effective and contingent upon the Distribution and the 2021 fiscal year grants of performance stock units, which are: Mr. Dolan, 30,844 units ($2,589,971) and 39,091 units ($3,282,471), respectively; Mr. Lustgarten, 10,284 units ($863,547), 657 units ($55,168) and 11,583 units ($972,625), respectively; Mr. FitzPatrick, 8,687 units ($729,447) (2021 only); Mr. Packman, 8,687 units ($729,447) (2021 only); and Mr. D’Ambrosio, 2,745 units ($230,498) and 6,935 units ($582,332). In addition to the amounts included in the table above, Messrs. Dolan, Lustgarten and D’Ambrosio, would also fully vest in their outstanding MSGS performance stock units, which are (at target): Mr. Dolan, 30,844 MSGS units ($5,322,749); Mr. Lustgarten, 10,284 MSGS units ($1,774,710); and Mr. D’Ambrosio, 2,745 MSGS units ($473,705).

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to compensation plans in effect as of

June 30, 2021 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Class A Common Stock Equity compensation plans approved by security holders	1,135,077	$64.36	3,039,962
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	1,135,077	$64.36	3,039,962

(1)

Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 1,041,251 restricted stock units (both time-vesting and target performance-vesting) and 93,826 outstanding stock options.

(2)

In July 2021 certain awards were granted in connection with the Merger, and in August 2021 the Compensation Committee granted awards of restricted stock units and target performance stock units, respectively, under the Company’s Employee Stock Plan covering an aggregate of 782,919 shares and restricted stock units and target performance stock units under MSG Networks’ Employee Stock Plan covering an aggregate of 83,412 shares. The number of securities in columns (a) and (c) do not reflect the grant of these units.

(3)	Represents the weighted average exercise price of the 93,826 outstanding stock options.

CEO PAY RATIO

We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. James L. Dolan, our Executive Chairman and Chief Executive Officer as of June 30, 2021, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K (“Item 402”). The pay ratio is calculated in a manner consistent with the SEC’s pay ratio disclosure rules.

To identify our median employee, we first determined our employee population as of June 30, 2021, which consisted of employees located in the U.S. and internationally, representing all full-time, part-time, seasonal and temporary employees employed by the Company on that date. Using information from our payroll records, we then measured each employee’s annual total compensation, consisting of base salary, overtime payments, short and long-term incentives, and sales incentives. For non-U.S. employees paid in local currency, the total annual compensation was translated to U.S. dollars using published exchange rates as of June 30, 2021, and total compensation for full-time employees who were employed for less than the full fiscal year (i.e., full-time employees who were hired during the course of the 2021 fiscal year) was annualized. The Company did not otherwise make any adjustments under Item 402.

Once we identified the median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our NEOs for purposes of the Summary Compensation Table above.

Given the nature of our businesses, more than half of our employee population consists of part-time, seasonal and temporary employees who work in our venues (e.g., custodial workers and ticket takers), or production that is not in operation for a full year. These employees, by the nature of their limited hours worked during the year, have relatively low total compensation when compared to full-time employees. This has been exacerbated for fiscal year 2021 given the limited operations conducted at our venues during this time. Item 402 does not permit annualized or full-time equivalent adjustments to the compensation of these individuals when identifying our median employee or calculating the pay ratio.

Using these guidelines, our Executive Chairman and Chief Executive Officer had annual total compensation of $8,323,840 and the median-compensated employee, a part-time suite attendant, had an annual total compensation of $8,415. The resulting ratio was 989:1.

Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio provided above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman and Chief Executive Officer
Andrew Lustgarten	President
Andrea Greenberg	President and Chief Executive Officer of MSG Networks
Mark H. FitzPatrick	Executive Vice President and Chief Financial Officer
Philip G. D’Ambrosio	Senior Vice President and Treasurer
Joseph F. Yospe	Senior Vice President, Controller and Principal Accounting Officer

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors — Director Nominees for Election by Class B Common Stockholders.”

ANDREW LUSTGARTEN, 44, has served as the President of the Company since November 2019. Mr. Lustgarten is also the President (since December 2017) and Chief Executive Officer (since April 2020) of MSGS. As President of the Company, Mr. Lustgarten is responsible for driving both internal and external opportunities for growth. He oversees the Company’s entertainment and sports bookings and productions businesses, as well as the Tao business. In addition, Mr. Lustgarten drives the Company’s corporate development activities, including new strategic opportunities, initiatives and partnerships, as well as the Company’s plans to build state-of-the-art venues, called MSG Sphere, in Las Vegas and London. Previously, Mr. Lustgarten served as Executive Vice President, Corporate Development and Strategy of MSGS from 2014 to 2017. Prior to his employment with MSGS, Mr. Lustgarten worked at the NBA, as Senior Vice President, Global Strategy and Senior Vice President, Business and Strategic Development, from 2012 to 2014, and as Special Assistant to the Commissioner from 2007 to 2012. Prior to joining the NBA in 2007, Mr. Lustgarten held various positions, including Vice President, Finance at Cablevision, and as a financial analyst in the Media and Entertainment Investment Banking Group of Bear Stearns & Co. Mr. Lustgarten has served as a director of BCE since 2016, Tao Group Hospitality since 2017 and both the Garden of Dreams Foundation and

Counter Logic Gaming since 2018, as well as a member of the board (since 2001) and the Chairman (since 2020) of the Lustgarten Foundation for Pancreatic Cancer Research, the nation’s largest private supporter of pancreatic cancer research. Mr. Lustgarten previously served as a director of Tribeca Enterprises LLC from 2017 to August 2019.

ANDREA GREENBERG, 62, has served as the President and Chief Executive Officer of MSG Networks since the Merger. Ms. Greenberg has more than 30 years of experience in the sports, entertainment and media industries. Ms. Greenberg served as the President and Chief Executive Officer of MSG Networks Inc. from 2015 until the Merger, and prior to that, as the Executive Vice President of the Media business segment of The Madison Square Garden Company from 2010 to 2015. As Executive Vice President of MSG Media, Ms. Greenberg was responsible for all aspects of the media division, including programming, marketing, sales and operations, and directed all major transactional activities of the division. Ms. Greenberg previously served as the Executive Vice President of the MSG Entertainment business segment from 2008 to 2009 while such business was owned by Cablevision before The Madison Square Garden Company was spun-off from Cablevision in 2010. Prior to that, Ms. Greenberg spent more than 25 years at Rainbow Media, the former Cablevision programming subsidiary that spun-off from Cablevision in 2011 to become AMC Networks, last serving as President of Rainbow Media Ventures from 2004 to 2008. Ms. Greenberg has served as a director of the Garden of Dreams Foundation since 2015.

MARK H. FITZPATRICK, 51, has served as the Executive Vice President and Chief Financial Officer of the Company since April 2020. Prior to joining the Company, he served as the Deputy Chief Financial Officer of WeWork from 2016 to 2019 where he was responsible for accounting, treasury, corporate finance, financial planning and analysis, investor relations and financial systems. Previously, Mr. FitzPatrick worked at Time Warner Cable Inc. from 2006 to 2016 where he held a variety of senior finance roles of increasing responsibility, including serving as the Senior Vice President and Chief Financial Officer of Residential Services from 2013 to 2016 where he oversaw all areas of finance for Time Warner Cable Inc.’s Residential, Media and Video operations. Prior to joining Time Warner Cable Inc., Mr. FitzPatrick was the Vice President of Corporate Development and Mergers and Acquisitions at AOL LLC and was a Vice President in Citigroup’s Investment Banking Division. Mr. FitzPatrick has served on the Board of Directors of New Alternatives for Children since 2018, the Darien YMCA since 2019 and Tao Group Hospitality since 2021.

PHILIP G. D’AMBROSIO, 54, has served as the Senior Vice President and Treasurer of the Company since 2019. He also served as Secretary from March 2020 to December 2020 and as Interim Chief Financial Officer from March 2020 to April 2020. Mr. D’Ambrosio previously served as Senior Vice President, Treasurer, of MSGS from October 2018 to April 2020 and Senior Vice President, Tax and Treasury, of MSGS from 2016 through October 2018. Prior to joining MSGS, Mr. D’Ambrosio was Senior Vice President, Tax, of Cablevision from 2002 through 2016. Prior to that, Mr. D’Ambrosio was a partner at Ernst & Young. Mr. D’Ambrosio has served as a director of the Broadband Tax Institute since 2005 and a trustee of the Rye Historical Society since 2018 and a director of the Bucknell University Parents Association since February 2019.

JOSEPH F. YOSPE, 63, has served as the Senior Vice President, Controller and Principal Accounting Officer of the Company since November 2019. Previously, Mr. Yospe served as the Senior Vice President, Controller and Principal Accounting Officer of MSGS from July 2015 to April 2020 and Senior Vice President, Controller and Principal Accounting Officer of MSG Networks from 2010 to 2015. Mr. Yospe was Senior Vice President, Corporate Controller and Chief Accounting Officer of ABM Industries Incorporated from 2008 to 2010 and Senior Vice President from October 2007 to December 2007; Assistant Controller and then Vice President and Assistant Controller of Interpublic Group of Companies, Inc. from 2004 to 2007; and Corporate Controller of Genmab A/S from 2002 to 2004.

TRANSACTIONS WITH RELATED PARTIES

RELATIONSHIP BETWEEN US, MSGS, MSG NETWORKS AND AMC NETWORKS

The Company, MSGS, MSG Networks and AMC Networks are all under the control of members of the Charles F. Dolan family and certain related family entities. The Company, on the one hand, and MSGS, MSG Networks or AMC Networks, on the other hand, are party to the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our 2021 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSGS, MSG Networks and AMC Networks is set forth in Note 20 to our financial statements included in our 2021 Form 10-K. Effective July 9, 2021, one of our subsidiaries merged with and into MSG Networks, with MSG Networks surviving the Merger and becoming a direct wholly-owned subsidiary of the Company.

Agreements with MSGS in Connection with the Distribution

As a result of the Distribution, MSGS no longer holds a common stock interest in the Company. For purposes of governing the ongoing relationship between the Company and MSGS and to provide for our orderly transition from a wholly-owned subsidiary of MSGS to a separate, publicly traded company, we entered into the following agreements with MSGS.

Distribution Agreement

On March 31, 2020, we entered into a Distribution Agreement (the “Distribution Agreement”) with MSGS as part of a series of transactions pursuant to which we acquired the subsidiaries, businesses and other assets of MSGS that constitute our business.

Under the Distribution Agreement, MSGS provided us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of: (i) MSGS’s businesses (other than businesses of ours); (ii) certain identified claims or proceedings; (iii) any breach by MSGS of its obligations under the Distribution Agreement; (iv) any untrue statement or omission in the Registration Statement on Form 10 filed with the SEC (the “Registration Statement”) or in the related Information Statement (the “Information Statement”) relating to MSGS and its subsidiaries (excluding the Company and our subsidiaries); and (v) indemnification obligations we may have to the NBA or NHL that result from acts or omissions of MSGS. We provided MSGS with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) our businesses; (ii) any breach by us of our obligations under the Distribution Agreement; (iii) any untrue statement or omission in the Registration Statement or Information Statement other than any such statement or omission relating to MSGS and its subsidiaries (excluding the Company and our subsidiaries) and (iv) indemnification obligations MSGS may have to the NBA or NHL that result from acts or omissions of the Company.

In the Distribution Agreement we released MSGS from any claims we might have arising out of:

•	the management of the businesses and affairs of the MSG Entertainment Business segment on or prior to the Distribution;

•	the terms of the Distribution, our amended and restated certificate of incorporation, our by-laws and the other agreements entered into in connection with the Distribution; and

•	any decisions that have been made, or actions taken, relating to the MSG Entertainment Business segment or the Distribution.

Additionally, in the Distribution Agreement, MSGS released us from any claims MSGS might have arising out of:

•	the management of the businesses and affairs of MSGS on or prior to the Distribution;

•	the terms of the Distribution and the other agreements entered into in connection with the Distribution; and

•	any decisions that have been made, or actions taken, relating to the Distribution.

The Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Transition Services Agreement

On March 31, 2020 we entered into a Transition Services Agreement with MSGS (as may be amended from time to time, the “TSA”), with a term of two years, under which, in exchange for the fees specified in such agreement, the Company agreed to provide certain corporate and other services to MSGS, including with respect to such areas as information technology, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, government affairs, investor relations, corporate communications, benefit plan administration and reporting, and internal audit functions as well as certain marketing functions. MSGS similarly agreed to provide certain transition services to the Company. The Company and MSGS, as parties providing services under the TSA, agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party receiving services under the agreement agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s receipt of services under the agreement if such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement. On May 12, 2021, the Company and MSGS amended the TSA to, among other things, make adjustments to certain fees to take into account the workforce reduction and internal organization at the Company as a result of COVID-19.

Tax Disaffiliation Agreement

On March 31, 2020, we entered into a Tax Disaffiliation Agreement (the “Tax Disaffiliation Agreement”) with MSGS that governs MSGS’s and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters. References in this summary description of the Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

The Company and our eligible subsidiaries previously joined with MSGS in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the Distribution, we generally do not join with MSGS or any of its subsidiaries in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the Tax Disaffiliation Agreement, with certain exceptions, MSGS is generally responsible for all of our U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the Distribution Date. We are generally responsible for all taxes that are attributable to us or one of our subsidiaries after the Distribution Date.

For any tax year, we are generally responsible for filing all separate company tax returns that relate to us or one of our subsidiaries and that do not also include MSGS or any of its subsidiaries.

MSGS is generally responsible for filing all separate company tax returns that relate to MSGS or its subsidiaries (other than tax returns that will be filed by us), and for filing consolidated, combined or unitary returns that include (i) one or more of MSGS and its subsidiaries and (ii) one or more of us and our subsidiaries. Where possible, we have waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the Distribution Date, however, if we cannot waive the right, we are entitled to receive the resulting refund or credit, net of any taxes incurred by MSGS with respect to the refund or credit.

Generally, we have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the Tax Disaffiliation Agreement, and MSGS has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which MSGS is responsible for filing a return under the Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party has the authority to conduct such proceeding. The Tax Disaffiliation Agreement further provides for cooperation between MSGS and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Finally, the Tax Disaffiliation Agreement requires that neither we nor any of our subsidiaries will take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the Distribution from qualifying as a tax-free transaction to MSGS and to its stockholders under Section 355 of the Code, or would otherwise cause holders of MSGS stock that received our stock in the Distribution to be taxed as a result of the Distribution and certain transactions undertaken in connection with the Distribution. Additionally, for the two-year period following the Distribution, we are restricted from engaging in certain activities that may jeopardize the tax-free treatment of the Distribution to MSGS and its stockholders, unless we receive MSGS’s consent or otherwise obtain a ruling from the IRS or a legal opinion, in either case reasonably satisfactory to MSGS, that the activity will not alter the tax-free status of the Distribution to MSGS and its stockholders. Such restricted activities include:

•	entering into any transaction pursuant to which all or a significant portion of our shares or assets would be acquired, whether by merger or otherwise, unless certain tests are met;

•	issuing equity securities, if any such issuances would, together with certain other transactions, constitute 50% or more of the voting power or value of our capital stock;

•	certain repurchases of our common shares;

•	ceasing to actively conduct our business;

•	amendments to our organizational documents (i) affecting the relative voting rights of our stock or (ii) converting one class of our stock to another;

•	liquidating or partially liquidating; and

•	taking any other action that prevents the Distribution and certain related transactions from being tax-free.

Moreover, we are required to indemnify MSGS and its subsidiaries, directors and officers for any taxes, resulting from action or failure to act, if such action or failure to act precludes the Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

Employee Matters Agreement

On March 31, 2020, we entered into an employee matters agreement (the “Employee Matters Agreement”) with MSGS that allocates assets,

liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the Distribution. Following the Distribution Date, we and MSGS generally each hold responsibility for our respective employees and compensation plans.

Arena License Agreements

On April 15, 2020, a subsidiary of the Company entered into Arena License Agreements with subsidiaries of MSGS that require the Knicks and Rangers to play their home games at The Garden. Under the Arena License Agreements, which each have a term of 35 years, the Knicks and the Rangers pay an annual license fee in connection with their respective use of The Garden. For each, the Arena License Agreement provides that the license fee for the first full contract year ending June 30, 2021 was to be approximately $22.5 million for the Knicks and approximately $16.7 million for the Rangers, and then for each subsequent year, the license fees will be 103% of the license fees for the immediately preceding contract year. The teams are not required to pay the license fee during a period in which The Garden is unavailable for use due to a force majeure event (including when events at The Garden were suspended by government mandate as a result of the COVID-19 pandemic). If, due to a force majeure event, capacity at The Garden is limited to 1,000 or fewer attendees, the teams may schedule and play home games at The Garden with amounts payable to the Company under the Arena License Agreements reduced by 80%. If, due to a force majeure event, capacity at The Garden is limited to less than full capacity but over 1,000 attendees, rent payments due under the Arena License Agreements are payable by the Knicks and the Rangers and payments may be reduced in accordance with terms of the Arena License Agreements or as otherwise agreed by the parties.

As a result of government-mandated suspension of events at The Garden due to the impact of the COVID-19 pandemic, at the beginning of fiscal year 2021, The Garden was not available for use by MSG Sports. Starting December 2020, The Garden reopened for games of the Knicks and the Rangers but initially fans were not permitted to attend due to governmental restrictions. The restrictions were partially lifted during February 2021 with limited fans permitted to attend (10% capacity). Through fiscal year 2021, the Knicks and the Rangers played a total of 69 home games at The Garden and the Company recorded $21,345 of revenues under the Arena License Agreements for fiscal year 2021.

The Arena License Agreements set forth the terms of the teams’ use of The Garden, including arrangements for the provision of amenities, game day and other services. While the Company will provide game day services for the Knicks and Rangers, most of the associated costs will be borne by the teams. Pursuant to the Arena License Agreements, the Company is responsible for the maintenance, equipment and other functions needed to operate, repair and maintain The Garden. The Company also operates and manages the sale of food and beverage services during all Knicks and Rangers events, for which the Company shares an agreed portion of net profits with the applicable team. The Company also has the right and obligation to operate and manage team merchandise sales at The Garden, and the Company retains a portion of revenues from team merchandise sold in The Garden.

The Company has the exclusive right to license and manage suites and club memberships at The Garden, including for use during Knicks and Rangers games, subject to certain exceptions, and shares a portion of the revenues from such licenses and club memberships with the Knicks and the Rangers.

The Arena License Agreements grant the Company the right to sell, and the Knicks and the Rangers the right to keep, a percentage of revenue from certain arena shared sponsorship assets, such as fixed signage or entitlements at The Garden. The teams have the exclusive right to sell and keep the revenue from certain team sponsorship assets, such as courtside or rinkside advertising and other team or event-specific sponsorship assets.

The Knicks and Rangers have the exclusive right to sell tickets and retain all revenues from ticket sales and resales. The Arena License Agreements set forth MSGE’s responsibilities with respect to box office services and the teams’ respective responsibilities to comply with MSGE’s ticket agent agreements.

The Arena License Agreements provide that the teams are responsible for 100% of any real property or similar taxes applicable to The Garden. If the tax exemption is repealed or the teams are otherwise subject to property tax through no fault of the teams, the revenue opportunity that we may generate from team events will be reduced on a percentage basis as set forth in the Arena License Agreements. The value of any such revenue opportunity reduction could be significant but is expected to be substantially less than the property tax to be paid by the teams.

The Arena License Agreements provide for the Company to prepare an annual budget, in consultation with the teams, subject to certain team consent rights.

NBA consent is required to amend the Knicks’ Arena License Agreement.

Sponsorship Sales and Service Representation Agreements

On April 15, 2020, the Company entered into sponsorship sales and service representation agreements with the Knicks and the Rangers, which have terms of more than 10 years (subject to an early termination right exercisable by May 31, 2025 and effective June 30, 2025). Under these agreements, the Company is the exclusive sales and service representative for all sponsorship benefits available for sale in connection with the Knicks and Rangers, as well as the Knicks’ development team, the Westchester Knicks, and Knicks Gaming, the official NBA 2K esports franchise of the Knicks, subject to certain exceptions (e.g., regarding television and radio rights licensed to MSG Networks pursuant to separate media rights agreements). The Company receives a commission from MSGS, subject to certain exceptions set forth in the agreements. The Company also receives annual sales operation fixed payments from the Knicks and Rangers to cover a share of the Company’s costs associated with providing sponsorship sales services. These agreements are subject to certain termination rights, including the right of each of the Company and MSGS to terminate if the Company and MSGS are no longer affiliates, and MSGS’s right to terminate if certain sales thresholds are not met (unless the Company pays MSGS the shortfall). NBA consent is required to amend the Knicks’ sponsorship sales and service representation agreement.

Team Sponsorship Allocation Agreement

On April 15, 2020, the Company entered into a team sponsorship allocation agreement with MSGS that provides for the allocation between the two companies of revenue received by either with respect to sponsorships that include assets of both companies and for which the sponsor pays a lump sum.

Group Ticket Sales and Service Representation Agreement

On April 15, 2020, the Company entered into a group ticket sales and service representation agreement with MSGS, with an initial term lasting until June 30, 2024 and automatically renewing annually thereafter, pursuant to which MSGS is the Company’s sales and service representative to sell group tickets and ticket packages. MSGS receives a commission on group ticket sales placed on behalf of the Company and is reimbursed for a share of certain of its costs.

Delayed Draw Term Loan Agreements

On the Distribution Date, MSG Entertainment Group, LLC (the “Lender”), a wholly-owned subsidiary of the Company, entered into two delayed draw term loan agreements with subsidiaries of MSGS. Two of MSGS’s indirect wholly-owned subsidiaries, MSG NYK Holdings, LLC (the “Knicks Borrower”) and MSG NYR Holdings, LLC (the “Rangers Borrower”), were able to draw up to $110 million and $90 million of unsecured delayed draw term loans, respectively (the “Knicks DDTL Facility” and “Rangers DDTL Facility” and, together, the “DDTL Facilities”) for general corporate purposes until October 17, 2021, subject to the terms and conditions of the DDTL Facilities. The DDTL Facilities were terminated in their entirety by MSGS on November 6, 2020.

Other Arrangements and Agreements with MSGS

The Company has also entered into a number of commercial and other arrangements and agreements with MSGS and its subsidiaries. These include arrangements for the provision of services, allocations with respect to sponsorship agreements and other matters, and certain trademark licensing arrangements. The Company also subleases approximately 47,000 square feet of office space at Two Pennsylvania Plaza in New York City to MSGS. In addition, the Company and MSGS are party to aircraft arrangements described below. See “— Aircraft Arrangements.”

Agreements with MSG Networks

Effective July 9, 2021, one of our subsidiaries merged with and into MSG Networks, with MSG Networks surviving the merger and becoming a direct wholly-owned subsidiary of the Company. The information below is presented for the year ended June 30, 2021 and therefore contemplates MSG Networks as a separate related party.

Services Agreement

Effective July 1, 2020, a subsidiary of the Company and MSG Networks entered into a Services Agreement under which we provide certain management and other services to MSG Networks, including with respect to such areas as information technology, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, investor relations, corporate communications, benefit plan administration and reporting, and internal audit as well as certain executive support services described below, for a term of one year with the option to extend. See “— Other Arrangements.” MSG Networks similarly provides certain services to the Company. The Company and MSG Networks, as parties providing services under the agreement, agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party receiving services under the agreement agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s receipt of services under the agreement if such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement.

Following the Merger, on July 9, 2021, MSG Networks became our wholly-owned subsidiary. The Services Agreement expires in November 2021 and is not expected to be renewed.

Advertising Sales Representation Agreement

A subsidiary of The Madison Square Company (which is now a subsidiary of the Company) and MSG Networks are parties to an Advertising Sales Representation Agreement pursuant to which the Company has the exclusive right and obligation, for a commission, to sell MSG Networks’ advertising availabilities for an initial stated term of seven years (beginning in 2015), subject to certain termination rights, including our right to terminate if the Company and MSG Networks are no longer affiliates and MSG Networks’ right to terminate if certain sales thresholds are not met unless we pay MSG Networks the shortfall.

Other Arrangements and Agreements with MSGS, MSG Networks and/or AMC Networks

The Company shares certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman and Chief Executive Officer with MSGS and MSG Networks, for the Company’s President with MSGS and for the Company’s Vice Chairman with MSGS, MSG Networks and AMC Networks. The Company’s portion of such executive support expenses for the fiscal year ended June 30, 2021 was approximately $941,676. Following the Merger, such costs will be reallocated between the Company, MSGS and AMC Networks, as applicable.

In January 2021, we registered The Coalition to Restore New York, Inc., a separately incorporated independent expenditure committee, with the New York State Board of Elections (the “Coalition”). During the 2021 New York City primary election cycle, The Coalition focused on how candidates planned to address five critical issues related to New York’s recovery from the COVID-19 pandemic. In accordance with our Related Party Transaction Approval Policy, our Audit Committee approved contributions to The Coalition by MSGS of up to $2 million. During the fiscal year ended June 30, 2021, MSGS contributed approximately $1.9 million in cash to The Coalition.

The Company has also entered into a number of commercial and technical arrangements and agreements with MSGS and its subsidiaries, MSG Networks and its subsidiaries and AMC Networks and its subsidiaries, none of which are material to the Company. For the fiscal year ended June 30, 2021, these included, but were not limited to, arrangements for the use of equipment, lease and use of offices and other premises, provision of transport services and vendor services, access to technology and lease of suites and sponsorship of the Company, as applicable.

In addition, the Company and each of MSGS, MSG Networks and AMC Networks are party to aircraft arrangements described below. See “— Aircraft Arrangements.”

AIRCRAFT ARRANGEMENTS

A subsidiary of the Company is a party to various arrangements with subsidiaries of each of MSGS, MSG Networks and AMC Networks, pursuant to which they each have the right to lease on a “time-sharing” basis certain aircraft to which the Company has access. When leasing such aircraft under this arrangement, the leasee is required to pay us specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under Federal Aviation Administration (“FAA”) rules. MSGS, MSG Networks and AMC Networks paid the Company $207,663, $48,701 and $17,596, respectively, for use of such aircraft during the fiscal year ended June 30, 2021. In calculating the amounts payable under the arrangements, the parties allocated, in good faith, the treatment of any flight that is for the benefit of both companies.

Additionally, the Company agreed on an allocation of the costs of certain personal aircraft use with MSGS and MSG Networks (with respect to Mr. Dolan only), and helicopter use with MSGS, MSG Networks and AMC Networks by their shared executives. The Company’s portion of such expenses during the fiscal year ended June 30, 2021 was $433,384. Following the Merger, such costs will be reallocated between the Company and MSGS with respect to the Company’s Executive Chairman and Chief Executive Officer, and among the Company, MSGS and AMC Networks with respect to the Company’s Vice Chairman.

A subsidiary of the Company is a party to an agreement with Quart 2C, LLC (“Q2C”), a company controlled by James. L. Dolan, the

Executive Chairman and Chief Executive Officer, as well as a director, of the Company, and Kristin A. Dolan, his spouse and a director of the Company, pursuant to which Q2C has the right to lease on a “time-sharing” basis our Gulfstream Aerospace G550 aircraft (the “G550”). Q2C is required to pay us specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under FAA rules. Pursuant to this arrangement, Q2C paid the Company $34,877 for use of the G550 during the fiscal year ended June 30, 2021. In addition, a subsidiary of the Company and Q2C are parties to an agreement, pursuant to which the Company has the right to lease on a non-exclusive basis Q2C’s Gulfstream Aerospace G450 aircraft (the “G450”). We are required to pay Q2C rent at an hourly rate and specified expenses (which mirror the types of expenses we charge Q2C for use of the G550) for each flight we elect to utilize. The agreement includes a “true-up” mechanism such that, to the extent the Company’s annual usage of the G450 exceeds Q2C’s annual usage of the G550, the Company pays an additional hourly rate with respect to excess hours intended to cover additional costs. The agreement also provides for equitable adjustments in the event that discrepancies in hours of usage or other factors cause the arrangement to be economically unfair to either party. Pursuant to this arrangement, the Company has accrued expenses of $1,665,563 for use of the G450 during the fiscal year ended June 30, 2021, inclusive of any true-up payments and adjustments under the agreement due to significant use of the G450 by the Company.

A subsidiary of the Company is a party to an agreement with Charles F. Dolan, a director of the Company and the father of James L. Dolan, pursuant to which Mr. Dolan has the right to lease on a “time-sharing” basis our G550. Mr. Dolan is required to pay us specified expenses for each flight he elects to utilize, but not exceeding the maximum amount payable under FAA rules. Pursuant to this arrangement, Mr. Dolan paid the Company $63,265 for use of the G550 during the fiscal year ended June 30, 2021. In addition, a subsidiary of the Company is party to an agreement with Sterling 2K, LLC (“S2K”), a company controlled by Deborah Dolan-Sweeney, the daughter of Charles F. Dolan and the sister of James L. Dolan, pursuant to which the Company has the right to lease on a non-exclusive basis S2K’s Gulfstream Aerospace GV-SP (G550) aircraft (the “DFO G550”). We are required to pay S2K rent at an hourly rate and specified expenses (which mirror the types of expenses we charge S2K for use of the G550) for each flight we elect to utilize. The agreement includes a “true-up” mechanism such that, to the extent the Company’s annual usage of the DFO G550 exceeds Mr. Dolan’s annual usage of our G550, the Company will pay an additional hourly rate with respect to excess hours intended to cover additional costs. Pursuant to this arrangement, the Company paid S2K $90,067 for use of the DFO G550 during the fiscal year ended June 30, 2021, inclusive of any true-up payments required under the agreement. In addition, the agreement provides for equitable adjustment in the event that discrepancies in hours of usage or other factors cause the arrangement to be economically unfair to either party.

A subsidiary of the Company is party to various Aircraft Support Services Agreements (as such agreements may be amended from time to time, the “Services Agreements”) pursuant to which the Company provides aircraft support services to (i) an entity controlled by James L. Dolan, (ii) Charles F. Dolan and certain of his other children (specifically, Thomas C. Dolan, a director of the Company, Deborah Dolan-Sweeney, Patrick F. Dolan, Marianne Dolan Weber, a director of the Company, and Kathleen Dolan) and (iii) an entity controlled by Patrick Dolan, the son of Charles F. Dolan and brother of James L. Dolan. Pursuant to the Services Agreements, the Company provides certain aircraft support services in exchange for a monthly agency fee. These services include providing pilots, crew and maintenance personnel, aircraft maintenance, FAA compliance, flight scheduling and dispatch services, negotiation/management of third-party contracts and other services necessary and appropriate for the support of aircraft. Pursuant to the Services Agreements, each of the parties noted above paid the Company (i) $189,289, (ii) $186,255 and (iii) $162,240, respectively, during the fiscal year ended June 30, 2021.

A subsidiary of the Company and Brighid Air, LLC (“Brighid”), a company controlled by Patrick F. Dolan, are parties to an agreement, pursuant to which the Company has a right to lease on a non-exclusive basis Brighid’s Bombardier BD100-1A10 Challenger 350 aircraft (the “Challenger”). The Company is required to pay Brighid specified expenses of each flight it elects to utilize, but not exceeding the maximum amount payable under FAA rules. Pursuant to this arrangement, the Company paid Brighid $26,637 for use of the Challenger during the fiscal year ended June 30, 2021. In connection with the agreement for the Company’s use of the Challenger, a subsidiary of the Company and Dolan Family Office, LLC (“DFO”), an entity controlled by Charles F. Dolan, are parties to a Flight Crew Services Agreement, pursuant to which the Company may utilize pilots employed by DFO for purposes of flying the Challenger when the Company is leasing the Challenger under its agreement with Brighid. The Company is required to pay DFO an hourly rate for the use of such pilots, as well as reimburse certain expenses of the pilots. Pursuant to this arrangement, the Company paid DFO $4,061 for use of DFO pilots during the fiscal year ended June 30, 2021.

DOLAN FAMILY ARRANGEMENTS

The Company charges the Knickerbocker Group LLC, an entity owned by James L. Dolan, the Executive Chairman and Chief Executive Officer, as well as a director, of the Company, for office space equal to the allocated cost of such space and certain technology services provided in connection with the use of such space. The amount paid by the Knickerbocker Group LLC during the fiscal year ended June 30, 2021 was $25,272. In addition, from time to time, certain other services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

In addition, the Company and certain Dolan family entities are party to aircraft arrangements described above. See “— Aircraft Arrangements.”

OTHER

Vincent Tese has been a director of the Company since the Distribution Date and a director of MSGS since 2015. Charles A. Tese, the brother of Vincent Tese, was employed by MSG Entertainment Group, LLC (“MSGEG”), a subsidiary of the Company, in a non-executive officer position from September 2015 until August 2020. During the fiscal year ended June 30, 2021, Mr. Charles A. Tese earned $100,145. In addition, Charles A. Tese was employed by a subsidiary of MSG Networks in a non-executive officer position from 2005 until

September 2015 and Vincent Tese served as a director of MSG Networks from 2010 until September 2015.

Since March 2016, Ryan T. Dolan, a director and the son of James L. Dolan, the Executive Chairman and Chief Executive Officer, as well as a director, of the Company, has been employed by MSGEG, a subsidiary of the Company in a non-executive officer position. During the fiscal year ended June 30, 2021, Mr. Ryan T. Dolan earned $415,803.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST

Our Executive Chairman and Chief Executive Officer, James L. Dolan, also serves as the Executive Chairman of MSGS and prior to the Merger served as Executive Chairman of MSG Networks, and our President, Andrew Lustgarten, also serves as President and Chief Executive Officer of MSGS. Ten of our director nominees (including James L. Dolan) also serve as directors of MSGS, and James L. Dolan serves as an executive officer of MSGS concurrently with his service on our Board. Nine of our director nominees (including James L. Dolan) also served as directors of MSG Networks prior to the Merger, and James L. Dolan served as an executive officer of MSG Networks prior to the Merger concurrently with his service on our Board. Six of our director nominees (including James L. Dolan) also serve as directors of AMC Networks, and Charles F. Dolan serves as Chairman Emeritus of AMC Networks concurrently with his service on our Board. Gregg G. Seibert, the Company’s Vice Chairman, also serves as Vice Chairman of MSGS and AMC Networks, and served as Vice Chairman of MSG Networks prior to the Merger. Therefore, these individuals may have or have had actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSGS, MSG Networks or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and MSGS and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSGS and/or AMC Networks and us. In addition, certain of our officers and directors own MSGS and/or AMC Networks stock, restricted stock units, performance stock units, stock options and/or performance stock options. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company, MSGS, or AMC

Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.

Our Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with MSGS, MSG Networks and AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In our Certificate of Incorporation, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSGS, MSG Networks or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSGS, MSG Networks and AMC Networks and/or any of their respective subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders.

Prior to the Distribution, the members of the Dolan Family Group (as defined below) entered into an agreement (the “Standstill Agreement”) with the Company in which they agreed that during the 12-month period beginning on the Distribution Date, the Dolan Family Group must obtain the prior approval of a majority of the Company’s independent directors prior to acquiring common stock of the Company through a tender offer that results in members of the

Dolan Family Group owning more than 50% of the total number of outstanding shares of common stock of the Company. For purposes of this agreement, the term “independent directors”

means the directors of the Company who have been determined by our Board to be independent directors for purposes of the NYSE corporate governance standards.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

In addition, our Board has adopted a special approval policy for transactions with MSGS and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSGS and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds a $1,000,000 threshold. In addition, an Independent Committee receives a quarterly update from the Company’s Internal Audit Department of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSGS and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, regardless of value. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of $1,000,000, as well as the handling and resolution of any disputes involving amounts in excess of $1,000,000. Our executive officers and directors who are also senior executives or directors of MSGS and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSGS and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of the Company, MSGS and/or AMC Networks, as applicable.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE corporate governance standards.

For fiscal year 2021 and prior to the Merger, the policy described above also covered transactions between the Company and its subsidiaries on the one hand, and MSG Networks and its subsidiaries on the other hand, in which the amount exceeded $1 million.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the

Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2021. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth, to the best of the Company’s knowledge and belief, certain information as of October 13, 2021 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person that beneficially holds more than 5% of any class of the outstanding shares of the Company based on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each NEO of the Company.

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	1,385,743 6,866,754	5.0% 100%	72.6%
Charles F. Dolan (3)(4)(5)(7)(17)(19)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	281,185 3,863,285	1.0% 56.3%	40.5%
Helen A. Dolan (3)(4)(5)(7)(17)(19)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	281,185 3,863,285	1.0% 56.3%	40.5%
James L. Dolan (3)(6)(7)(8)(9)(12)(16)(20) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	832,348 1,140,792	3.0% 16.6%	12.7%
Kristin A. Dolan (3)(6)(7)(8)(9)(12)(16)(20) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	832,348 1,140,792	3.0% 16.6%	12.7%
Thomas C. Dolan (3)(7)(10)(16)(18)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	49,511 468,423	* 6.8%	4.9%
Brian G. Sweeney (3)(7)(11)(15)(16)(17)(23) 20 Audrey Avenue, 1st Floor Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	108,163 777,134	* 11.3%	8.2%
Paul J. Dolan (3)(7)(12)(20)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	115,136 1,380,548	* 20.1%	14.5%
Marianne Dolan Weber (3)(7)(13)(16)(18)(22) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	85,430 450,152	* 6.6%	4.8%
Charles P. Dolan (7)	Class A Common Stock Class B Common Stock	11,830 —	* —	*
Ryan T. Dolan (6)	Class A Common Stock Class B Common Stock	788 —	* —	*
Quentin F. Dolan (7)	Class A Common Stock Class B Common Stock	5,405 —	* —	*
Martin N. Bandier (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Joseph J. Lhota (7)	Class A Common Stock Class B Common Stock	1,327 —	* —	*
Joel M. Litvin (7)	Class A Common Stock Class B Common Stock	— —	— —	—

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Frederic V. Salerno (7)	Class A Common Stock Class B Common Stock	398 —	* —	*
John L. Sykes (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Vincent Tese (7)	Class A Common Stock Class B Common Stock	6,335 —	* —	*
Isiah L. Thomas III (7)	Class A Common Stock Class B Common Stock	731 —	* —	*
Andrew Lustgarten (6)(14)	Class A Common Stock Class B Common Stock	104,803 —	* —	*
Andrea Greenberg (6)	Class A Common Stock Class B Common Stock	44,954 —	* —	*
Mark H. FitzPatrick (6)	Class A Common Stock Class B Common Stock	1,581 —	* —	*
Scott S. Packman (6)	Class A Common Stock Class B Common Stock	1,607 —	* —	*
Philip G. D’Ambrosio (6)	Class A Common Stock Class B Common Stock	5,736 —	* —	*
All current executive officers and directors as a group (4) – (14)	Class A Common Stock Class B Common Stock	1,567,512 6,851,436	5.7% 99.8%	73.0%
Deborah A. Dolan-Sweeney (3)(7)(11)(15)(16)(17)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	108,163 777,134	* 11.3%	8.2%
Kathleen M. Dolan (3)(12)(16)(20) – (24) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	189,694 2,778,833	* 40.5%	29.1%
Mary S. Dolan (3)(17)(19)(23)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	71,948 3,985,993	* 58.0%	41.6%
Matthew J. Dolan (3)(18)(21)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	46,357 918,575	* 13.4%	9.6%
Corby Dolan Leinauer (3)(19)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	42,155 3,521,601	* 51.3%	36.7%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(8)(9)(12)(16)(20) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	44,342 916,156	* 13.3%	9.6%
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(10)(16)(18)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	20,156 468,423	* 6.8%	4.9%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(13)(16)(18)(22) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	24,187 450,152	* 6.6%	4.7%
Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney (3)(11)(15)(16)(17)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	24,187 464,392	* 6.8%	4.9%
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(12)(16)(24) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	24,187 464,392	* 6.8%	4.9%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(4)(5)(17)(19) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	6,718 1,046,565	* 15.2%	10.9%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(4)(5)(17)(19) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	6,718 652,490	* 9.5%	6.8%
Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber (3)(4)(5)(17)(19) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	6,718 646,426	* 9.4%	6.7%
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (3)(4)(5)(17)(19) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	6,718 561,530	* 8.2%	5.9%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3)(4)(5)(17)(19) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	6,718 614,590	* 9.0%	6.4%
Ariel Investments, LLC (30) 200 E. Randolph Street, Suite 2900 Chicago, IL 60601	Class A Common Stock Class B Common Stock	5,827,887 —	21.3% —	6.1%
The Vanguard Group (31) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock Class B Common Stock	2,304,936 —	8.4% —	2.4%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
BlackRock, Inc. (32) 55 East 52nd Street New York, NY 10055	Class A Common Stock Class B Common Stock	1,779,138 —	6.5% —	1.9%
GAMCO Investors, Inc. (33) One Corporate Center Rye, NY 10580	Class A Common Stock Class B Common Stock	1,578,300 —	5.8% —	1.6%

*	Less than 1%.

(1)

Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share based compensation in the aggregate, not by specific tranche or award.

(2)

Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan, individually and as Trustee of the Charles F. Dolan 2019 Grantor Retained Annuity Trust #1M (the “CFD 2019 GRAT #1M”) and as a Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”); Helen A. Dolan, individually and as Trustee of the Helen A. Dolan 2019 Grantor Retained Annuity Trust #1M (the “HAD 2019 GRAT #1M”) and as a Trustee of the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”), and as sole Trustee of the Ryan Dolan 1989 Trust and Tara Dolan 1989 Trust; Marianne E. Dolan Weber; Deborah A. Dolan-Sweeney; the CFD 2009 Trust; the HAD 2009 Trust; the Dolan Children Trust FBO Kathleen M. Dolan; the Dolan Children Trust FBO Marianne Dolan Weber; the Dolan Children Trust FBO Deborah Dolan-Sweeney; the Dolan Children Trust FBO James L. Dolan; the Dolan Children Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO James L. Dolan; the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan; the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber; the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney; the Ryan Dolan 1989 Trust; the Tara Dolan 1989 Trust; the CFD 2019 GRAT #1M; and the HAD 2019 GRAT #1M. Individuals who are not Group Members but are trustees of trusts that are Group Members include Brian G. Sweeney, as a Trustee of the CFD 2009 Trust and the HAD 2009 Trust; Corby Dolan Leinauer, as a Trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (collectively, the “2009 Family

Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trust FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trust FBO Deborah Dolan-Sweeney and each of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 1,385,743 shares of Class A Common Stock and (ii) 6,866,754 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 6,866,754 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own 64,586 shares of Class A Common Stock.

(4)

Charles F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,591 shares of Class A Common Stock owned of record personally and 14,471 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the CFD 2019 GRAT #1M, for which he serves as sole trustee, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 278,594 shares of Class A Common Stock (including 47,716 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, 197,288 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 3,848,814 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 214,521 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, 98,221 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which his spouse serves as co-trustee, 14,471 shares of Class B Common Stock owned of record by the HAD 2019 GRAT #1M, for which his spouse serves as sole trustee, and an aggregate of 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 33,590 shares of Class A Common Stock and 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 197,288 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 3,634,293 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 98,221 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which his spouse serves as co-trustee, 14,471 shares of Class B Common Stock owned of record by the HAD 2019 GRAT #1M, for which his spouse serves as sole trustee, and an aggregate of 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(5)

Helen A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 14,471 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the HAD 2019 GRAT #1M, for which she serves as sole trustee, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 281,185 shares of Class A Common Stock (including 2,591 shares of Class A Common Stock owned of record by her spouse, Charles F. Dolan, 197,288 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts and 47,716 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee) and an aggregate of 3,848,814 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 98,221 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which she serves as co-trustee, 214,521 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee, 14,471 shares of Class B Common Stock owned of record by the CFD 2019 GRAT #1M, and an aggregate of 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 33,590 shares of Class A Common Stock and 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts which her spouse may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of an aggregate of 281,185 shares of Class A Common Stock (including 2,591 shares of Class A Common Stock owned of record by her spouse, 197,288 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 47,716 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee), and an aggregate of 3,750,593 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 214,521 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee, 14,471 shares of Class B Common Stock owned of record by the CFD 2019 GRAT #1M, and an aggregate of 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)

Does not include unvested restricted stock units, target amount of unvested performance stock units or unvested stock options granted under the Employee Stock Plan (except for restricted stock units and performance stock units subject to vesting and stock options exercisable, in each case, within 60 days of October 13, 2021). The excluded number of restricted stock units for the following individuals are: Messrs. James L. Dolan, 157,018 units; Andrew Lustgarten, 21,420 units; Mark H. FitzPatrick, 14,552 units; Scott S. Packman, 14,552 units; Philip G. D’Ambrosio, 12,404 units; and Ryan T. Dolan, 764 units; and Ms. Andrea Greenberg, 89,137. The excluded number of target performance stock units for the following individuals are: Messrs. James L. Dolan, 124,267 units; Andrew Lustgarten, 29,318 units; Mark H. FitzPatrick, 17,447 units; Scott S. Packman, 17,447 units; Philip G. D’Ambrosio 15,675 units; and Ryan T. Dolan, 981 units; and Ms. Andrea Greenberg, 18,431. The excluded number of time-based stock options for Mr. Dolan is 127,406.

(7)

Does not include restricted stock units granted under the Director Stock Plan (including restricted stock units assumed by the Company in connection with the Merger in respect of existing MSG Networks awards that were granted under the MSG Networks Director Stock Plan to Messrs. Charles F. Dolan, Paul J. Dolan, Thomas C. Dolan, Joseph J. Lhota, Joel M. Litvin, Brian G. Sweeney, John L. Sykes, and Ms. Kristin A. Dolan prior to the Merger). The excluded number of restricted stock units for each of the following individuals is: Messrs. Martin N. Bandier, 2,334 units; Charles F. Dolan, 11,966 units; Charles P. Dolan, 2,334 units; Paul J. Dolan, 8,942 units; Thomas C. Dolan, 11,966 units; Quentin F. Dolan, 2,334 units; Joseph J. Lhota, 7,847; Joel M. Litvin, 6,608; Frederic V. Salerno, 2,334 units; Brian G. Sweeney, 11,966 units; John L. Sykes, 9,099 units; Vincent Tese, 2,334 units; and Isiah L. Thomas III, 2,334 units; and Mses. Kristin A. Dolan, 6,394 units; and Marianne Dolan Weber, 2,334 units.

(8)

James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 773,256 shares of Class A Common Stock (including 269,677 shares of Class A Common Stock owned of record personally, options owned of record personally to purchase 502,833 shares of Class A Common Stock that are exercisable within sixty days of October 13, 2021, and 746 shares of Class A Common Stock held as custodian for one or more minor children) and 224,636 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 59,092 shares of Class A Common Stock (including 631 shares of Class A Common Stock owned jointly with his spouse, 14,119 shares of Class A Common Stock owned of record personally by his spouse and 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 916,156 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of an aggregate of 59,207 shares of Class A Common Stock (including 746 shares of Class A Common Stock held as custodian for one or more minor children, 14,119 shares of Class A common Stock owned of record personally by his spouse and 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit), and 916,156 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(9)

Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 14,119 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 818,229 shares of Class A Common Stock (including 631 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 269,677 shares of Class A Common Stock owned of record by her spouse, options held by her spouse to purchase 502,833 shares of Class A Common Stock that are exercisable within sixty days of October 13, 2021, 746 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, and 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and an aggregate of 1,140,792 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 224,636 shares of Class B Common Stock owned of record by her spouse and 916,156 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of an aggregate of 817,598 shares of Class A Common Stock (including 269,677 shares of Class A Common Stock owned of record by her spouse, options held by her spouse to purchase 502,833 shares of Class A Common Stock that are exercisable within sixty days of October 13, 2021, 746 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, and 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse), and an aggregate of 1,140,792 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 224,636 shares of Class B Common Stock owned of record by her spouse and 916,156 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse).

(10)

Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 29,355 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 20,156 shares of Class A Common Stock and 468,423 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 20,156 shares of Class A Common Stock and 468,423 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(11)

Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 22,427 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 85,736 shares of Class A Common Stock (including 10,419 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 3,414 shares of Class A Common Stock held in trusts for his children, for which he serves as trustee, 47,716 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, and 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and an aggregate of 777,134 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of his spouse, 214,521 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, and 98,221 shares of Class B Common Stock owned of record by the HAD

2009 Trust, for which he serves as co-trustee). He disclaims beneficial ownership of an aggregate of 85,736 shares of Class A Common Stock, (including 10,419 shares of Class A Common Stock owned by his spouse, 3,414 shares of Class A Common Stock held in trusts for his children, for which he serves as trustee, 47,716 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, and 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse), and an aggregate of 777,134 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of his spouse, 214,521 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, and 98,221 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which he serves as co-trustee).

(12)

Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 46,607 shares of Class A Common Stock (including 398 shares of Class A Common Stock owned of record personally and 46,209 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee), and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 68,529 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and an aggregate of 1,380,548 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of an aggregate of 114,738 shares of Class A Common Stock (including 46,209 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee, an aggregate of 68,529 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee), and an aggregate of 1,380,548 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee.

(13)

Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 11,606 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 73,824 shares of Class A Common Stock (including 316 shares of Class A Common Stock owned of record by her spouse, 49,321 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc. and 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 450,152 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of an aggregate of 73,824 shares of Class A Common Stock (including 316 shares of Class A Common Stock owned of record by her spouse, 49,321 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc., and 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit), and 450,152 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(14)	Includes 93,826 time-based options exercisable within 60 days of October 13, 2021 by Mr. Lustgarten.

(15)

Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 10,419 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 97,744 shares of Class A Common Stock (including 22,427 shares of Class A Common Stock owned of record by her spouse, 3,414 shares of Class A Common Stock held by trusts for her children, for which her spouse serves as trustee, 47,716 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee, and 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and an aggregate of 777,134 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 owned of record by the Dolan Children Trust for her benefit, 214,521 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee, and 98,221 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which her spouse serves as co-trustee). She disclaims beneficial ownership of an aggregate of 97,744 shares of Class A Common Stock (including 22,427 shares of Class A Common Stock owned of record by her spouse, 3,414 shares of Class A Common Stock held by trusts for her children, for which her spouse serves as trustee, 47,716 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee, and 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit, and an aggregate of 777,134 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 owned of record by the Dolan Children Trust for her benefit, 214,521 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee, and 98,221 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which her spouse serves as co-trustee).

(16)

Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 3,314 shares of Class A Common Stock (including 2,378 shares of Class A Common Stock owned of record personally and 936 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 15,318 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 7,659 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 7,659 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 186,380 shares of Class A Common Stock (including 49,321 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc. and an aggregate of 137,059 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee) and an aggregate of 2,763,515 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of an aggregate of 187,316 shares of Class A Common Stock (including 936 shares of Class A Common Stock held as custodian for one or more minor children, 49,321 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc., and an aggregate of 137,059 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee), and an aggregate of 2,778,833 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 7,659 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 7,659 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee, and 2,763,515 shares of Class B Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee).

(17)

Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 3,453 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 68,495 shares of Class A Common Stock (including 3,947 shares of Class A Common Stock owned jointly with her spouse, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A.

Dolan, for which she serves as co-trustee), 5,079 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,985,993 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee). She disclaims beneficial ownership of an aggregate of 68,001 shares of Class A Common Stock (including 3,453 shares of Class A Common Stock held as custodian for one or more minor children, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber, and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 5,079 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee), and an aggregate of 3,985,993 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 3,521,601 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee.

(18)

Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 1,206 shares of Class A Common Stock (including 619 shares of Class A Common Stock owned of record personally and 587 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 45,151 shares of Class A Common Stock (including 480 shares of Class A Common Stock owned jointly with his spouse, 328 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 44,343 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 918,575 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of an aggregate of 45,258 shares of Class A Common Stock (including 587 shares of Class A Common Stock held as custodian for a minor child, 328 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 44,343 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee), and an aggregate of 918,575 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee.

(19)

Corby Dolan Leinauer may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 540 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 41,615 shares of Class A Common Stock (including 214 shares of Class A Common Stock owned jointly with her spouse, 1,040 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 5,079 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,521,601 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of an aggregate of 41,941 shares of Class A Common Stock (including 540 shares of Class A Common Stock held as custodian for one or more minor children, 1,040 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 5,079 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee), and an aggregate of 3,521,601 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee.

(20)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(21)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(22)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(23)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(24)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(25)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(26)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(27)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(28)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(29)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(30)

Based upon a Schedule 13G/A (Amendment No. 3) filed with the SEC on September 10, 2021, Ariel Investments, LLC (“Ariel”) beneficially owns 5,827,887 shares of Class A Common Stock. Ariel has sole voting power over 5,611,490 shares of Class A Common Stock and sole dispositive power over 5,827,887 shares of Class A Common Stock.

(31)

Based upon a Schedule 13G filed with the SEC on February 10, 2021, The Vanguard Group, Inc. (“Vanguard”) beneficially owns 1,710,060 shares of Class A Common Stock. Vanguard has sole voting power over 0 shares of Class A Common Stock, shared voting power over 10,979 shares of Class A Common Stock, sole dispositive power over 1,686,545 shares of Class A Common Stock and shared dispositive power over 23,515 shares of Class A Common Stock. Based upon information reported on Schedule 13F by Vanguard filed with the SEC on August 13, 2021, as of June 30, 2021, Vanguard owned 1,748,167 shares of the Company’s Class A Common Stock and 3,237,027 shares of MSG Networks’ Class A Common Stock. Based on the exchange ratio of 0.172 determined in the Merger Agreement, assuming that Vanguard owned the same number of shares on the date of the Merger, Vanguard’s shares of MSG Networks Class A Common Stock would have been converted to 556,769 shares of the Company’s Class A Common Stock in the Merger, for a total ownership of 2,304,936 shares of the Company’s Class A Common Stock.

(32)

Based upon information reported on Schedule 13F by BlackRock, Inc. (“BlackRock”) filed with the SEC on August 11, 2021, as of June 30, 2021, BlackRock owned 1,329,815 shares of the Company’s Class A Common Stock and 2,612,338 shares of MSG Networks’ Class A Common Stock. Based on the exchange ratio of 0.172 determined in the Merger Agreement, assuming that BlackRock owned the same number of shares on the date of the Merger, BlackRock’s shares of MSG Networks Class A Common Stock would have been converted to 449,323 shares of the Company’s Class A Common Stock in the Merger, for a total ownership of 1,779,138 shares of the Company’s Class A Common Stock.

(33)

Based upon a Schedule 13D filed with the SEC on April 27, 2020, Mario J. Gabelli, personally, and certain operating subsidiaries of GAMCO Investors, Inc. (“GAMCO”) beneficially own 1,044,793 shares of Class A Common Stock. Mario J. Gabelli, who directly or indirectly controls, or for which he acts as Chief Investment Officer of all the GAMCO filing entities, is deemed to have beneficial ownership of the shares of Class A Common Stock held by such entities. GAMCO Asset Management Inc. has sole voting power over 608,706 shares of Class A Common Stock and sole dispositive power over 645,240 shares of Class A Common Stock. Gabelli Funds, LLC has sole voting and dispositive power over 392,633 shares of Class A Common Stock. Gabelli & Company Investment Advisers, Inc. has sole voting and dispositive power over 700 shares of Class A Common Stock. Gabelli Foundation Inc. has sole voting and dispositive power over 1,000 shares of Class A Common Stock. Mario J. Gabelli has sole voting and dispositive power over 1,720 shares of Class A Common Stock. MJG Associates, Inc. has sole voting and dispositive power over 2,500 shares of Class A Common Stock. GGCP, Inc. has sole voting and dispositive power over 1,000 shares of Class A Common Stock. Based upon information reported on Schedule 13F by GAMCO and GCIA, each filed with the SEC on August 13, 2021, as of June 30, 2021, GAMCO and GCIA owned 645,649 and 437,550 shares of the Company’s Class A Common Stock, respectively, for a total of 1,083,199 shares, and each owned 1,618,740 and 1,259,750 shares of MSG Networks’ Class A Common Stock, respectively, for a total of 2,878,490 shares. Based on the exchange ratio of 0.172 determined in the Merger Agreement, assuming that GAMCO and GCIA owned the same number of shares on the date of the Merger, GAMCO’s and GCIA’s shares of MSG Networks Class A Common Stock would have been converted into a total of 495,101 shares of the Company’s Class A Common Stock in the Merger, for a total ownership of 1,578,300 shares of the Company’s Class A Common Stock.

The Dolan family, including trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”), by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of our Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. The members of the Dolan Family Group holding Class B Common Stock are parties to a Stockholders Agreement, which has the effect of causing the voting power of the holders of our Class B Common Stock to be cast as a block with respect to all matters to be voted on by holders of our Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan Family Group (representing all of the outstanding Class B Common Stock) are to be voted on all matters in accordance with the determination of the Dolan Family Committee (as defined below), except that the decisions of the Dolan Family Committee are non-binding with respect to the Class B Common Stock owned by certain Dolan family trusts that collectively own approximately 40.5% of the outstanding Class B Common Stock (“Excluded Trusts”). The “Dolan Family Committee” consists of Charles F. Dolan and his six children, James L. Dolan, Thomas C. Dolan, Patrick F. Dolan, Kathleen M. Dolan, Marianne Dolan Weber and Deborah A. Dolan-Sweeney. The Dolan Family Committee generally acts by majority vote, except that approval of a going-private transaction must be approved by a two-thirds vote and approval of a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. Shares of Class B Common Stock owned by Excluded Trusts will on all matters be voted in accordance with the determination of the

Excluded Trusts holding a majority of the Class B Common Stock held by all Excluded Trusts, except in the case of a vote on a going-private transaction or a change in control transaction, in which case a vote of trusts holding two-thirds of the Class B Common Stock owned by the Excluded Trusts is required.

Charles F. Dolan, all other holders of our Class B Common Stock (other than the Charles F. Dolan Children Trusts) and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 13, 2021, the Dolan Parties owned approximately 4.1 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.8% of our Class B Common Stock as well as 1,248,684 shares of Class A Common Stock, which represented approximately 4.5% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 15.4% of our Common Stock and 43.8% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 13, 2021, the Children Trusts owned approximately 2.8 million shares of Class B Common Stock (the “Children

Trust Shares”), which represented approximately 40.2% of our Class B Common Stock, as well as 137,059 shares of Class A Common Stock, which represented 0.5% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 8.5% of our Common Stock and 28.9% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such shares will be converted into shares of Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to any other shares of Class B Common Stock (including the Dolan Shares).

The members of the Dolan Family Group entered into a Standstill Agreement with the Company in which they agreed that, during the 12-month period beginning on the Distribution Date, the Dolan Family Group would obtain the prior approval of a majority of the Company’s independent directors prior to acquiring common stock of the Company through a tender offer that results in members of the Dolan Family Group owning more than 50% of the total number of outstanding shares of common stock of the Company. For purposes of this agreement, the term “independent directors” means the directors of the Company who have been determined by our Board to be independent directors for purposes of the NYSE corporate governance standards.

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2021 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

Our stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2022 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2022 annual meeting must submit their proposals to Madison Square Garden Entertainment Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121 on or before June 28, 2022. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2022 proxy statement.

In accordance with our Amended By-laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2022 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to Madison Square Garden Entertainment Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed.

Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder, any material interest of such stockholder in the proposal (other than as a stockholder) and any additional information required under the rules of the SEC. Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any additional information required under the rules of the SEC.

ADVANCE NOTICE OF PROXY HOLDERS AND QUALIFIED REPRESENTATIVES

Our stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the virtual annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on December 1, 2021. Notices should be directed to Madison Square Garden Entertainment Corp., Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

2021 FORM 10-K

A copy of the Company’s 2021 Form 10-K, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to Madison Square Garden Entertainment Corp., Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

You also may obtain our 2021 Form 10-K at the SEC’s website, www.sec.gov, or at www.msgentertainment.com by clicking on “Investors,” then “Financials” and following the link from our “SEC Filings” page.

Mark C. Cresitello Secretary

New York, New York

October 26, 2021

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same MADISON SQUARE GARDEN ENTERTAINMENT CORP. manner as if you marked, signed and returned your proxy card. TWO PENNSYLVANIA PLAZA VOTE BY INTERNET NEW YORK, NY 10121 Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 9, 2021 (December 7, 2021 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting—Go to www.virtualshareholdermeeting.com/MSGE2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 9, 2021 (December 7, 2021 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Madison Square Garden Entertainment Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 9, 2021 (December 7, 2021 for participants in the AMC Networks Inc. 401(k) Plan). If you vote by the Internet or by telephone you do NOT need to mail back your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D60657-[TBD] KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MADISON SQUARE GARDEN ENTERTAINMENT CORP. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the Unless otherwise specified in the spaces provided, number(s) of the nominee(s) for whom you do not the undersigned’s vote is cast FOR the election wish to vote on the line below. of the director nominees listed in Proposal 1 and ! ! ! FOR Proposal 2 below, as more fully described in the accompanying Proxy Statement. The Board of Directors recommends you vote FOR ALL the following director nominees: 1. Election of the following nominees as directors: (01) Martin Bandier (02) Joseph J. Lhota (03) Joel M. Litvin (04) Frederic V. Salerno (05) John L. Sykes The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratification of the appointment of our independent registered public accounting firm. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. ï± FOLD AND DETACH HEREï± D60658-[TBD] CLASS A PROXY CARD MADISON SQUARE GARDEN ENTERTAINMENT CORP. Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 10, 2021 The undersigned hereby appoints Mark H. FitzPatrick and Philip G. D’Ambrosio, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Madison Square Garden Entertainment Corp. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/MSGE2021, on Friday, December 10, 2021, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1 and FOR Proposal 2, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the AMC Networks Inc. 401(k) Plan, how to vote these shares. Your proxy card must be received no later than 11:59 p.m., Eastern Time, on December 7, 2021 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company. (Continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the MADISON SQUARE GARDEN ENTERTAINMENT CORP. same manner as if you marked, signed and returned your proxy card. TWO PENNSYLVANIA PLAZA VOTE BY INTERNET NEW YORK, NY 10121 Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 9, 2021. Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting—Go to www.virtualshareholdermeeting.com/MSGE2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 9, 2021. Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Madison Square Garden Entertainment Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 9, 2021. If you vote by the Internet or by telephone you do NOT need to mail back your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D60659-[TBD] KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MADISON SQUARE GARDEN ENTERTAINMENT CORP. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the Unless otherwise specified in the spaces provided, number(s) of the nominee(s) for whom you do not the undersigned’s vote is cast FOR the election wish to vote on the line below. of the director nominees listed in Proposal 1 and ! ! ! FOR Proposal 2 below, as more fully described in the accompanying Proxy Statement. The Board of Directors recommends you vote FOR ALL the following director nominees: 1. Election of the following nominees as directors: (01) James L. Dolan (07) Quentin F. Dolan (02) Charles F. Dolan (08) Ryan T. Dolan (03) Charles P. Dolan (09) Thomas C. Dolan (04) Kristin A. Dolan (10) Brian G. Sweeney (05) Marianne Dolan Weber (11) Vincent Tese (06) Paul J. Dolan (12) Isiah L. Thomas III The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratification of the appointment of our independent registered public accounting firm. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. ï± FOLD AND DETACH HEREï± D60660-[TBD] CLASS B PROXY CARD MADISON SQUARE GARDEN ENTERTAINMENT CORP. Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 10, 2021 The undersigned hereby appoints Mark H. FitzPatrick and Philip G. D’Ambrosio, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Madison Square Garden Entertainment Corp. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/MSGE2021, on Friday, December 10, 2021, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1 and FOR Proposal 2, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company. (Continued and to be signed on the reverse side)

Your Vote Counts! MADISON SQUARE GARDEN ENTERTAINMENT CORP. 2021 Annual Meeting Vote by December 9, 2021, 11:59 PM ET (December 7, 2021 for participants in the AMC Networks Inc. 401(k) Plan) MADISON SQUARE ENTERTAINMENT CORP. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 D60664-[TBD] You invested in MADISON SQUARE GARDEN ENTERTAINMENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 10, 2021. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and Meeting Date: December 10, 2021 vote without entering a Meeting Time: 10:00 a.m. Eastern Time control number For Holders As Of: October 13, 2021 Location: Meeting live via the Internet – please visit www.virtualshareholdermeeting.com/MSGE2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of the following nominees as directors: (01) Martin Bandier (04) Frederic V. Salerno (02) Joseph J. Lhota (05) John L. Sykes For (03) Joel M. Litvin 2. Ratification of the appointment of our independent registered public accounting firm. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please do not submit this card. Please refer to the “How To Vote” section of this notice to view the voting instructions. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D60665-[TBD]